Annual Report as of September 30, 2001

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $90 billion in assets under management.
With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.
The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders
November 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Domestic Growth Funds annual report, which covers the twelve-month period ended September 30, 2001. The twelve-month period that concluded September 30, 2001 was one of the most challenging for investors in recent memory. As the economy continued to slide and corporate profits with it, the prospect for a large fiscal surplus began to diminish. With the Federal Reserve seeing little inflation in reported producer and consumer statistics, it continued its aggressive policy of monetary easing through several interest rate cuts. While the slide in corporate profits and the slowing economy brought equity prices lower, the bond market was providing positive returns as a result of the Fed’s action. The consumer used lower rates to maintain a reasonably robust housing and auto market, despite an increasing rate in corporate layoffs.

While these trends continued as we moved through the third quarter, the terrible events of September 11 accelerated these trends through the end of the month. We were personally deeply disturbed by the destruction of the World Trade Center and lost both colleagues and friends in this tragedy.

Looking past these trends and events, we believe we are in the trough of a normal business cycle and the monetary and fiscal policy steps being taken will permit the economy to recover. Accordingly, we remain convinced that the stage is being set for a period of meaningful economic growth. With low inflation, a return to fiscal surplus and better corporate profits, this should benefit the entire spectrum of fixed income securities. The key will be the patience required by investors as we wait for the economy to return to more normal levels of growth.

The Importance of Diversification

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Please check out our online shareholder newsletter, Evergreen Events. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Aggressive Growth Fund
Fund at a Glance as of September 30, 2001

“We intend to focus on companies with consistent earnings growth and corporations with regularly recurring revenues that may help them withstand the uncertainties of the business cycle.”

Portfolio Management

Maureen Cullinane
Tenure: April 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/15/1983	Class A	Class B	Class C	Class I**
Class Inception Date	4/15/1983	7/7/1995	8/3/1995	7/11/1995

Average Annual Returns*

1 year with sales charge	-50.34%	-49.36%	-48.39%	N/A

1 year w/o sales charge	-47.31%	-47.68%	-47.72%	-47.20%

5 years	3.30%	3.56%	3.73%	4.85%

10 years	10.71%	10.89%	10.86%	11.57%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

12-month capital gain distributions per share	$10.33	$10.33	$10.33	$10.33

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund, Class A shares2, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

1 Source: 2001 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in the registered name of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Aggressive Growth Fund
Portfolio Manager Interview

How did the fund perform?

Slowing economic growth and a volatile market, particularly in technology stock prices, had a major impact on performance. For the twelve-month period ended September 30, 2001, Evergreen Aggressive Growth Fund’s Class A shares had a total return of -47.31%. Fund returns are before the deduction of any applicable sales charges. During the same period, the Russell 1000 Growth Index returned -45.64%. The median return of multi-cap growth funds during the same period was -50.17%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$227,311,780

Number of Holdings	59

P/E Ratio	28.1x

What was the investment environment like during the period?

The economy slowed throughout the twelve months, creating rising unemployment and an erosion of consumer confidence. The Federal Reserve Board attempted to stimulate growth by moving aggressively to lower short-term interest rates. Congress and the president approved a tax-cut plan last summer and, in response to the tragedies of September 11, 2001, were considering additional tax cuts and a sweeping spending program to revive economic growth.

The technology and telecommunications industries were the most severely hit by the economic slowdown. Corporate capital spending on productivity enhancements, data processing and systems upgrades fell sharply from the high levels reached in 2000. As earnings of technology companies fell, the prices investors were willing to pay for technology stocks began plummeting. The problems that first appeared in the technology sector began spreading throughout the economy, and stock prices generally fell into a downward spiral as corporation after corporation began reporting disappointing earnings.

Top 5 Sectors
(as a percentage of 9 /30/2001 net assets)

Healthcare	31.4%

Consumer Discretionary	25.4%

Industrials	18.7%

Information Technology	11.5%

Energy	3.1%

What strategies did you pursue in this difficult environment?

While we continued to pursue our two long-term themes of investing in technology and healthcare, we did reduce our tech weightings during the year. At the end of the fiscal year on September 30, 2001, the fund’s technology position stood at 11.5% of net assets, versus technology’s 30% weighting in the Russell 1000 Growth Index.

Among our major tech holdings, NVIDIA Corp. continued to perform well, as it executed its business plan. NVIDIA has designed the graphics chip for Microsoft’s X Box, a video software game system due to be introduced in November. NVIDIA’s graphic chips also are in demand by personal computer manufacturers.

We maintained our healthcare holdings, however, because of that sector’s historically more reliable earnings. Increasing demand created by favorable

EVERGREEN
Aggressive Growth Fund
Portfolio Manager Interview

demographics - the aging baby boomer generation - helped many companies. We focused primarily on healthcare services and devices, generic pharmaceutical manufacturers and biotechnology companies. At the end of the fiscal year, the fund’s weighting in healthcare stood at 31.4%, versus a 25% weighting in the Russell 1000 Growth Index. Biomet, an orthopedic device manufacturer, was an outstanding holding during the past year and is representative of the companies the fund favors, i.e., companies with consistent records of earnings growth.

Early in the year, we increased our focus on energy stocks as energy prices were climbing, but we cut back on our emphasis in this sector during the second half of the fiscal year as oil and natural gas prices peaked and drilling activity started to slow. Since March, the fund’s emphasis on energy fell from 10% of net assets to 3.1%. We also reduced our financial services investments because of disappointing performance.

As the year progressed we tried to take advantage of increasingly attractive valuations and expanded our holdings among consumer cyclical stocks such as retailers and restaurant chains. Low interest rates, tax rebates and declining energy prices during the second half of the fiscal year all helped many restaurant and retail chains produce good earnings. In the second half of the twelve-month period, the fund’s weighting in consumer cyclicals rose from 15% of net assets to 19%. Applebee’s, a franchiser of casual dining restaurants, gained 30% in the past six months of 2001.

Although the individual company names may change, we expect to continue to emphasize technology and healthcare. Technology provides the tools necessary for the productivity of American business. Investing in technology will be a stock-by-stock effort, as we search for the companies with the best competitive products and services. We believe the favorable long-term demographic trends should continue to fuel the growth in the healthcare industry.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

Tyco International, Ltd.	3.9%

Express Scripts, Inc.	3.4%

AmerisourceBergen Corp.	3.3%

Affiliated Computer Services, Inc.	3.2%

Harley-Davidson, Inc.	2.7%

Respironics, Inc.	2.4%

Granite Construction, Inc.	2.3%

L-3 Communications Holdings, Inc.	2.3%

Republic Services, Inc.	2.3%

Scholastic Corp.	2.3%

What is your outlook?

We think the necessary preconditions are in place for an economic rebound sometime in 2002. The economy clearly was slowing long before the tragedies of September 11. But the federal government’s focus on economic stimulus through both fiscal and monetary policies increases the chance of recovery, although it probably is not imminent. On the monetary side, the Federal Reserve has been very aggressive in bringing down short-term interest rates. At the same time, we see new calls for a government spending program and proposals for additional tax cuts. Some factors could delay the recovery, however. Many corporations feel compelled to spend capital on security rather than on business expansion, and airlines and related industries clearly have been hurt. After the price losses of the past year, many stock valuations appear attractive. While we probably will see additional choppiness in market trends in the short-term, individual opportunities should

EVERGREEN
Aggressive Growth Fund
Portfolio Manager Interview

present themselves. We believe individual stock selection, based on fundamental research, will be more important than sector weightings. The market declines of the past year have taken much of the excess out of stock prices, and valuations are reasonable in the context of low inflation.

We intend to focus on companies with consistent earnings growth and corporations with regularly recurring revenues that may help them withstand the uncertainties of the business cycle. In addition, we intend to look for compelling individual stories that create good investment opportunities.

EVERGREEN
Capital Growth Fund
Fund at a Glance as of September 30, 2001

“The stock market typically reflects the future prospects of companies and the economy several months in advance. Therefore, we believe the market will soon anticipate an economic recovery and stocks will start to benefit in advance of the rebound.”

Portfolio Management

Pilgrim Baxter Team
Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/29/1992	Class A	Class B	Class C	Class I**
Class Inception Date	4/29/1992	10/25/1999	4/29/1992	11/19/1997

Average Annual Returns*

1 year with sales charge	-17.79%	-17.43%	-15.01%	N/A

1 year w/o sales charge	-12.79%	-13.44%	-13.42%	-12.54%

5 years	10.99%	11.75%	11.44%	12.53%

Since Portfolio Inception	11.17%	11.71%	11.06%	11.99%

Maximum sales charge	5.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

12-month capital gain distributions per share	$2.20	$2.20	$2.20	$2.20

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Capital Growth Fund, Class A shares2, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower and returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

EVERGREEN
Capital Growth Fund
Portfolio Manager Interview

How did the fund perform?

For the twelve-month period ended September 30, 2001, Evergreen Capital Growth Fund’s Class A shares had a total return of -12.79%. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 1000 Value had a return of -8.91%. The median return of large-company value funds was -12.73%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$635,695,743

Number of Holdings	39

Beta	0.78

P/E Ratio	25.7x

What were the principal factors affecting performance?

Slowing economic growth and declining corporate profits throughout the twelve-month period undermined the performance of most stocks, as evidenced by the return of the S&P 500. However, stocks with reasonable prices favored by more defensive investors tended to hold their values more than growth stocks with higher valuations.

The tragic events of September 11 clearly had a profound impact on the performance for the final quarter of the fiscal year, ending September 30, 2001. Yet even before that horrible day, financial markets and the economy were struggling amid adverse economic conditions, resulting in negative performance for the year, despite positive returns in the March-through-June quarter. Consumer spending held up remarkably well, showing possible signs of weakness only later in the period. In general, the apparent deterioration of the consumer’s willingness and ability to spend hurt many consumer-focused stocks during the third quarter of 2001. Despite a favorable interest rate environment, market uncertainty was intensified following the attacks and consequently, many consumer cyclical stocks were sent lower.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Financials	23.3%

Healthcare	22.5%

Information Technology	11.6%

Consumer Staples	8.7%

Industrials	7.4%

The Pilgrim Baxter team took over portfolio management for the fund in April 2001. Since then, what types of investments had the greatest influence on performance?

We overweighted healthcare stocks, which had positive returns for the fund. This industry has typically boasted predictable earnings streams even in times of economic uncertainty. In other sectors, our position in Sprint had a positive impact on returns, as the company benefited from its local phone business. Dragging on performance, among other stocks, was Interpublic Group, mainly due to concern over the length and depth of the current advertising slowdown. We did not make significant changes to the portfolio as a result of the terrorist attacks.

EVERGREEN
Capital Growth Fund
Portfolio Manager Interview

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

Schering-Plough Corp.	5.1%

Pharmacia Corp.	4.6%

Wells Fargo & Co.	4.1%

Baxter International, Inc.	4.0%

SouthTrust Corp.	3.9%

U.S. Bancorp.	3.6%

Tyco International, Ltd.	3.6%

Bristol-Myers Squibb Co.	3.2%

Gillette Co.	3.2%

Pfizer, Inc.	3.1%

What is your outlook?

When the U.S. suffered the devastating terrorist attacks on September 11, hopes for recovery in the fourth quarter of 2001 were all but dashed. The Federal Reserve has cut interest rates ten times this year through early November, bringing the federal funds rate to its lowest rate in nearly 40 years. However, recent military action continues to hamper investor enthusiasm. Since the economy has yet to respond to the Fed’s aggressive monetary action, the federal government is considering a fiscal stimulus package to help revive the U.S. economy. We believe that these measures will lead to a rebound in the U.S. economy sometime in 2002.

Looking ahead, we plan to continue focusing on finding companies that have good long-term growth prospects and are currently trading at what we see as attractive valuations. The stock market typically reflects the future prospects of companies and the economy several months in advance. Therefore, we believe the market will soon anticipate an economic recovery and stocks will start to benefit in advance of the rebound.

EVERGREEN
Evergreen Fund
Fund at a Glance as of September 30, 2001

“Despite the near-term uncertainty, we believe the economic climate at the end of the fiscal year on September 30th more closely resembles the start of a recovery than it did six months earlier.”

Portfolio Management

Evergreen Investment
Management Company’s
Equity Team
Tenure: August 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/15/1971	Class A	Class B	Class C	Class I**
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	10/15/1971

Average Annual Returns*

1 year with sales charge	-36.55%	-36.47%	-34.55%	N/A

1 year w/o sales charge	-32.68%	-33.17%	-33.23%	-32.53%

5 years	0.52%	0.77%	0.99%	2.01%

10 years	7.08%	7.22%	7.21%	7.93%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

12-month capital gain distributions per share	$0.21	$0.21	$0.21	$0.21

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Fund, Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

How did the fund perform?

A challenging environment held back performance. For the twelve-month period ended September 30, 2001, Evergreen Fund’s Class A shares had a total return of -32.68%. Fund returns are before the deduction of any applicable sales charges. During the same period, the S&P 500 returned -26.63%, while the median return of large-cap core funds was -27.49%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$893,779,908

Number of Holdings	98

Beta	0.9

P/E Ratio	26.6x

What was the investment environment like during the period?

From an investment perspective, the tragedy of September 11 accelerated and emphasized the economic trends of the past twelve months. Two forces - the corporate profit cycle and the cost of capital - drove the market. As measured by operating earnings of companies tracked on the S&P 500, corporate profit growth fell from a 10% annual rate in the third quarter of 2000 to a negative 3.7% in the fourth quarter. Gross domestic product growth remained positive in this period, however, helped by continued strong consumer spending. This trend of GDP growth exceeding corporate profits reflected a situation common late in economic cycles. As corporate profit growth started declining, equities began to underperform both bonds and cash, while large-company stocks lagged their mid-cap and small-cap counterparts in performance.

Responding to the first evidence of a slowing economy, the Federal Reserve started moving quickly in early 2001 to stimulate the economy by lowering the cost of capital through cutting short-term interest rates. By early October 2001, the Fed had cut rates nine separate times, by a total of four percentage points. As short-term rates fell, the relationship between long-term and short-term yields returned to a more normal pattern, with a widening gap between long-term and short-term rates. Late in the year, the possibility of new fiscal actions increased the chances of stabilization in the economy. The government was considering both further tax cuts and new, stimulative spending programs.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Healthcare	21.4%

Financials	16.2%

Information Technology	12.4%

Industrials	10.9%

Consumer Discretionary	10.5%

What types of investments had the most positive effects on performance?

In an uncertain environment, the stock market tended to reward companies with predictable earnings. The better-performing sectors for the fund were among the consumer staples, materials and healthcare industries.

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

Within consumer staples, Philip Morris was the best-performing holding, as the company continued to maintain its market leadership in both cigarettes and foods. Proctor & Gamble also did well, benefiting from its mix of business and evidence that its restructuring program was yielding positive effects.

Alcoa and Dow Chemical were the top-performing stocks among our materials holdings. Alcoa, a global leader in aluminum production, continued to lower its production costs even as it improved its growth prospects through acquisitions of new, potentially higher profit business lines. Dow also improved its operations while working to gain advantages through its merger with Union Carbide.

Merck, AmerisourceBergen and Johnson & Johnson were the most significant contributors among our healthcare investments. We sold Merck early in the fiscal year when we thought its stock price was too high relative to its growth prospects. After the stock price came down, we re-invested in the pharmaceutical company, which became a solid contributor. Johnson & Johnson reaped the benefits of strong operations throughout its divisions. AmerisourceBergen, the result of the merger of two major drug distributors, was a solid contributor.

What types of investments detracted from performance?

Information technology, industrials and financial services industry holdings were the fund’s laggards. The economic slump, declining capital spending, and slowing demand for their products affected the performance of former information technology bellwethers such as Cisco Systems, EMC and Microsoft. Weak telecommunications and enterprise capital spending hurt demand for Cisco’s networking and communications equipment. A similar pattern affected EMC, the leader in data storage. Microsoft was hurt by both weakness in the personal computer industry and the maturation of the industry, which endured the first sales decline in its relatively short history.

Among our industrial holdings, General Electric, Boeing and Tyco International detracted from performance. General Electric’s stock fell as the company failed to complete its Honeywell acquisition and investors became concerned about GE’s aircraft leasing, servicing and engine production business. The financial problems of Boeing’s commercial airline customers caused many orders to be cancelled. The company’s reliance on airline business caused the stock to fall sharply after the terrorist attacks of Sept. 11. Tyco, a diversified industrial corporation, was hurt by concerns about the quality of the loan portfolio of CIT Corp., an acquisition.

Declining and volatile capital markets had a major influence on the performance of financial services holdings such as Citigroup, JP Morgan Chase and American International.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

General Electric Co.	4.1%

Pfizer, Inc.	3.3%

Citigroup, Inc.	3.0%

Microsoft Corp.	2.9%

Wal-Mart Stores, Inc.	2.4%

Intel Corp.	2.1%

Bank of America Corp.	2.1%

Johnson & Johnson Co.	2.1%

Philip Morris Companies, Inc.	1.9%

International Business Machines Corp.	1.9%

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

What is your outlook?

Slowing corporate profits and uncertainty about the direction of the economy has replaced the optimism of a year ago, which was propped up by heavy consumer spending and mortgage financing. Despite the near-term uncertainty, the economic climate at the end of the fiscal year on September 30th more closely resembles the start of a recovery than it did six months earlier. Bond yields have returned to their normal relationship, while the Federal Reserve has maintained an aggressive monetary policy favoring economic expansion. Meanwhile, the prospect that the federal government may take fiscal steps to stimulate the economy is growing.

Barring another setback to consumer confidence, we believe the tragic events of September 11 may actually accelerate an economic recovery. As a result, we have positioned our portfolio to increase the emphasis on economically sensitive industries that tend to do well in economic expansions.

EVERGREEN
Growth Fund
Fund at a Glance as of September 30, 2001

“The market declines of the past year-and-a-half effectively forecast the current economic slowdown, and we believe that the reverse will be true on the upside.”

Portfolio Management

Theodore W. Price,CFA Tenure: April 1985	Linda Ziglar, CFA Tenure: September 1991	Jeffrey Drummond, CFA Tenure: May 1993

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/15/1985	Class A	Class B	Class C	Class I**
Class Inception Date	6/5/1995	10/18/1999	4/15/1985	11/19/1997

Average Annual Returns*

1 year with sales charge	-37.49%	-36.59%	-35.09%	N/A

1 year w/o sales charge	-33.68%	-34.19%	-34.13%	-33.49%

5 years	2.86%	3.08%	3.30%	3.97%

10 years	10.40%	10.53%	10.53%	10.79%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

12-month capital gain distributions per share	$5.69	$5.69	$5.69	$5.69

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Growth Fund, Class A shares2, versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE 1
Morningstar’s Style Box is based on a portfolio date as of 09/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994. The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Growth Fund
Portfolio Manager Interview

How did the fund perform?

Fund returns reflected the challenges of investing in small-company stocks during the past twelve months. For the twelve-month period ended September 30, 2001, the fund’s Class A shares had a total return of -33.68%. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 2000 Growth Index lost -42.59%, while the median return of small-cap growth funds was -39.43%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 09/30/2001)

Total Net Assets	$450,646,080

Number of Holdings	155

P/E Ratio	27.5x

Beta	1.16

What factors affected performance?

The period from September 2000 to September 2001 was a difficult time for small-cap stock investing as analysts’ projections about the length and severity of the economic slowdown grew increasingly pessimistic. We were not as optimistic as most analysts about a quick recovery in stock prices early in the period and positioned the portfolio relatively defensively. When the Federal Reserve Board started to ease monetary policy by cutting short-term rates in January 2001, we believed it would take about a full year for the actions to begin to have positive effects on economic growth. While the fund’s losses were clearly disappointing, relative performance versus benchmarks and competitive funds was helped by our decisions to underweight technology and to emphasize healthcare stocks. We overweighted healthcare companies during this period as they tend to be less subject to economic influences and this leads to steady earnings growth. As a result of the latter, healthcare companies tended to have better relative and absolute stock price performance during turbulent economic periods. This was the case over the past year.

Top 5 Sectors
(as a percentage of 09/30/2001 net assets)

Healthcare	22.5%

Information Technology	20.5%

Consumer Discretionary	15.3%

Industrials	14.0%

Financials	13.0%

What types of investments most influenced the fund’s returns?

Our emphasis on healthcare stocks was a major part of our strategy and proved to be successful, as the industry was the fund’s strongest performance area. With the exception of biotechnology, which did not perform well, we overweighted the healthcare industry by more than 10% for most of the year. We were heavily overweighted in healthcare services and medical distributors, while we also emphasized pharmaceutical companies.

We also focused on financial services companies, especially those banks and insurance companies that would be helped by declining interest rates. Property and casualty insurance companies for many years have suffered from low prices in their products. This situation began to change in 2000 as prices bottomed and began to rise. The tragic events of September 11 have fortified this price increase and the earnings outlook for these companies continues to improve. These stocks also tended to support the fund’s performance.

EVERGREEN
Growth Fund
Portfolio Manager Interview

Our decision to overweight energy stocks through the first and most of the second calendar quarters of 2001 in hindsight was a poor one as these companies gave up much of their outperformance of the previous year. While we believed the nation still faced an energy shortage and needed to expand its exploration and drilling, the economic slump substantially slowed the industry’s growth.

One generally poor performing area that actually helped our fund’s relative performance was transportation, particularly aviation. We focused on regional, fee-based commercial airlines. These companies tend to be the least cyclical part of the industry. Their fortunes depend principally only on whether their planes fly, rather than on load factors. These regional firms tended to do well until the September 11 attacks, when their stock prices fell in concert with the rest of the industry. We believe, however, that fee-based airlines continue to have superior prospects, particularly as larger airlines are cutting service while substituting smaller and less expensive airplanes of the regional fleets.

Our strategy to underweight basic materials and capital goods stocks proved correct, as these cyclical industries performed poorly in a period of slowing economic growth. We also underweighted communications companies, including telecommunications services and wireless companies. This also worked well for the fund. When we did invest in telecommunications companies, we focused on firms with the strongest financial positions. As a result, our holdings outperformed the industry average.

Although we de-emphasized technology until very late in the fourth fiscal quarter, we did search for those individual stocks with what we believed to have the best growth potential, relatively low debt and the most attractive stock prices. In particular, we looked for opportunities among semiconductor companies, which we believed to be likely to recover sooner than most other areas in technology. Following the crises of early September, after technology stocks slumped further, we began to raise our position in the industry. By the end of the fiscal year, our technology position was up to 20.5% of net assets, compared to a 25.5% weighting in the benchmark Russell 2000 Growth Index.

We also have begun to increase our investments in consumer-related stocks and other cyclical areas, while taking profits from some of our successful holdings in healthcare.

Top 10 Holdings
(as a percentage of 09/30/2001 net assets)

Markel Corp.	2.3%

National Commerce Financial Corp.	1.7%

Exar Corp.	1.6%

Commerce Bancorp., Inc.	1.5%

Copart, Inc.	1.5%

Investors Financial Services Corp.	1.5%

Heartland Express, Inc.	1.5%

Oak Technology, Inc.	1.3%

Alpha Industries, Inc.	1.3%

Plexus Corp.	1.2%

What is your outlook?

We believe 2002 should be a better year than 2001 in the stock market and particularly for smaller cap growth companies. In the aftermath of the September 11 terrorist attacks, many corporations appeared to have made bigger cuts in their payrolls, product lines and operations than they had been planning to make. With greater efficiencies, many companies are more likely to have accelerated earnings growth rates as the economy starts moving out of recession. We believe current stock prices now reflect very low expectations for the economy and corporate profits by the stock market. However, we think that the

EVERGREEN
Growth Fund
Portfolio Manager Interview

economic slowdown probably will not last much longer, especially in light of the economic stimulus in the form of lower interest rates and newly initiated government spending programs.

The financial markets have been in decline since the spring of 2000, making this the second-longest market contraction since the 1960s. Monetary and fiscal stimuli to this point have been substantial and we believe that signs of economic recovery will become evident in the spring of 2002. The financial markets always reflect the economic outlook before it becomes obvious. The market declines of the past year-and-a-half effectively forecast the current economic slowdown, and we believe that the reverse will be true on the upside. Finally, it is important to remember that small-cap growth companies always outperform their larger brethren as we exit a recession.

The availability of money for investment is another positive factor. About $2 trillion currently lies in very low-yielding money market funds and other short-term instruments. As investors start to regain confidence in the economy and in the market, much of this money could redeploy back into the stocks.

EVERGREEN
Large Company Growth Fund
Fund at a Glance as of September 30, 2001

“The market declines of the past year have taken much of the excess out of stock prices, and valuations are reasonable in the context of low inflation.”

Portfolio Management

Maureen Cullinane, CFA
Tenure: April 1995

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	1/20/1998	9/11/1935	1/22/1998	6/30/1999

Average Annual Returns*

1 year with sales charge	-45.14%	-44.46%	-43.10%	n/a

1 year w/o sales charge	-41.80%	-42.28%	-42.22%	-41.65%

5 years	6.85%	7.31%	7.53%	8.01%

10 years	9.49%	9.82%	9.84%	10.08%

Maximum Sales Charge	5.75%	5.00%	2.00%
	Front End	CDSC	CDSC	n/a

12-month capital gain distributions per share	$2.63	$2.63	$2.63	$2.63

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Large Company Growth Fund, Class A shares2, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Large Company Growth Fund
Portfolio Manager Interview

How did the fund perform?

A slowing economy created a difficult investment environment for the fund. For the twelve-month period ended September 30, 2001, Evergreen Large Company Growth Fund Class A shares had a total return of -41.80%. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 1000 Growth Index returned -45.64%. The median return of large cap growth funds during the same period was -42.80%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$584,919,170

Number of Holdings	61

Beta	1.10

P/E Ratio	26.3x

What was the investment environment like during the period?

The economic slump was the major factor. As evidence of a slowdown mounted during the year, unemployment rates climbed and consumers began to lose confidence. In response, the Federal Reserve Board aggressively lowered short-term interest rates while President Bush and Congress considered tax cuts and spending proposals to stimulate the economy.

The technology sector felt the most severe effects. Capital spending on technology and telecommunications fell sharply during the twelve months. Corporations had invested heavily in systems and data processing hardware and software in advance of the 2000 calendar year. In 2000, their technology investments slowed significantly. As earnings of technology companies started to fall, investors were willing to pay far less for technology stocks. After the tech bubble burst, corporations throughout the economy began to report disappointing earnings and their stocks lost value.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Healthcare	24.5%

Consumer Discretionary	21.6%

Information Technology	20.0%

Industrials	16.0%

Financials	6.1%

What strategies did you pursue?

We held to our two, long-term themes of investing in technology companies because of opportunities created by productivity enhancement and investing in healthcare because of rising demand created by the aging baby boomer generation.

However, we did bring our technology weightings down throughout the period. At the end of the fiscal year on September 30, 2001, the fund’s technology position had fallen to about 20.0% of net assets, versus technology’s 30% weighting in the Russell 1000 Growth Index. We continue to believe in the long-term potential of technology, which provides the tools necessary for the productivity of American business. However, we believe the names of the best companies are changing. Investing in technology is becoming a stock-by-stock effort, as we search for the companies with the best competitive products and services. Our investments included companies such as IBM and Microchip Technology, a manufacturer of semiconductors for common household appliances.

EVERGREEN
Large Company Growth Fund
Portfolio Manager Interview

Throughout the twelve months, we emphasized healthcare stocks. Increasing demand created by favorable demographics - the aging baby boomer generation - helped many companies. We focused primarily on healthcare services and devices, generic pharmaceutical manufacturers and some biotechnology companies. At the end of the fiscal year, the fund’s weighting in healthcare stood at 24.5% of net assets. Leading holdings included: Pfizer, a major pharmaceutical company that we have found to have the potential for strong product development capabilities; Shire, a pharmaceutical company based in the United Kingdom that is developing a new Alzheimer’s drug; and Tenet Healthcare, a hospital management company with a very consistent record of earnings growth.

Early in the year, we increased our focus on energy stocks as energy prices were climbing, but we cut back on our emphasis in this sector during the second half of the fiscal year as oil and natural gas prices peaked and drilling activity started to slow. Since March, the fund’s emphasis on energy fell from 7% of net assets to 3.5%. We also decreased our emphasis on financial services stocks as the earnings outlook weakened.

Many consumer-related stocks had fallen in anticipation of the economic slowdown, and we took advantage of the lower prices to increase our holdings in consumer cyclical stocks, such as restaurant and retailers. Low interest rates, tax rebates and declining energy prices during the second half of the fiscal year all helped many restaurant and retail chains produce good earnings. In the second half of the twelve-month period, the fund’s weighting in consumer cyclicals rose from 6% of net assets to 13%. One of our major holdings was Wal-Mart, a chain of discount stores that has performed well even in periods of slower economic growth.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

General Electric Co.	4.3%

Pfizer, Inc.	4.0%

Tyco International, Ltd.	3.9%

Affiliated Computer Services, Inc.	2.8%

Wal-Mart Stores, Inc.	2.8%

Cardinal Health, Inc.	2.6%

Microsoft Corp.	2.5%

Lexmark International Group, Inc.	2.3%

W.W. Grainger, Inc.	2.2%

NVIDIA Corp.	2.2%

What is your outlook?

We feel it is reasonable to think that the economy should begin growing again in 2002. The best investment opportunities are likely to be based on individual stock selection rather than sector weightings.

While an economic recovery probably is not imminent, we believe the conditions are present for an eventual sharp re-acceleration of economic growth. In the wake of the September 11 tragedy, the federal government’s focus on economic stimulus through both fiscal and monetary policies increases the likelihood of a rebound. On the monetary side, the Federal Reserve has aggressively cut short-term interest rates. At the same time, fiscal stimuli in the form of additional tax cuts and increased spending programs are being debated. On the negative side, many corporations feel compelled to spend capital on security rather than on business expansion, and airlines and related industries clearly have been hurt. These latter factors could delay the economic upturn.

EVERGREEN
Large Company Growth Fund
Portfolio Manager Interview

Stock prices now appear very attractive. In the near term, we probably will see additional short-term volatility with conflicting trends moving the market up and down in brief spurts. However, opportunities will present themselves in this environment. We believe individual stock selection, based on fundamental research, will be more important than sector focus. The market declines of the past year have taken much of the excess out of stock prices, and valuations are reasonable in the context of low inflation.

We intend to focus on companies with consistent earnings growth and corporations with regularly recurring revenues that help them withstand the uncertainties of the business cycle. In addition, we intend to look for compelling individual stories that create good investment opportunities.

EVERGREEN
Masters Fund
Fund at a Glance as of September 30, 2001

“Over the past several months, we have structured a portfolio that we believe is well-positioned to take advantage of an improving domestic economy.”

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/31/1998	Class A	Class B	Class C	Class I**
Class Inception Date	12/31/1998	12/31/1998	12/31/1998	12/31/1998

Average Annual Returns*

1 year with sales charge	-39.61%	-39.17%	-37.52%	N/A

1 year w/o sales charge	-35.91%	-36.46%	-36.44%	-35.76%

Since Portfolio Inception	-7.86%	-7.42%	-6.58%	-5.64%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

12-month capital gain distributions per share	$1.77	$1.77	$1.77	$1.77

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Masters Fund, Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s 400 Mid-Cap Index (S&P 400), and the Consumer Price Index (CPI).

The S&P 500 and the S&P 400 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. The returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risks of failure.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Masters Fund
Portfolio Manager Interview

How did the fund perform?

For the twelve-month period ended September 30, 2001, Class A shares of Evergreen Masters Fund returned -35.91%, unadjusted for any applicable sales charges. In comparison, the S&P 500 Index declined 26.63% and the S&P Mid-Cap 400 Index lost 19.00%. The fund’s twelve-month return reflects the varied performance of the four portfolios that compose the fund.

The investment environment during the fiscal year was challenging for stock investors. At the beginning of the period interest rates were relatively high, the stock market was off its historically high levels and economic growth was starting to decline significantly. Against this backdrop, the Federal Reserve adopted an easier monetary policy of lowering short-term interest rates, in an effort to stimulate economic growth. Between January 2001 and September 30, 2001, the Fed aggressively cut short-term interest rates for a total of 3.5%. (The Fed reduced interest rates further by 0.5% in October.) Even as the Fed was trimming interest rates, the Congress passed a tax bill that gave tax rebates to most taxpayers. This monetary and fiscal stimulus appeared to have no effect on the economy or the stock market.

Manufacturing continued to decline, unemployment rose, corporate earnings remained on a downward course and many companies offered little guidance as to when their businesses might turn around. In this environment, investors sold their shares and stock valuations fell precipitously. All market sectors were affected by the market’s broad-based sell-off, but technology stocks declined the most.

The events of September 11 exacerbated a negative situation. After being closed for four days, the stock market re-opened on September 17. Because uncertainty dominated market sentiment, stock valuations declined substantially. While stock prices rallied during the last week in September, most major stock indexes ended the period with negative returns.

As we look ahead to 2002, we believe there are reasons for optimism. It takes several months for interest-rate changes to work their way through the economy, and we believe over the next several months we should see the positive effects of the Fed’s easing monetary policy. Throughout the economic downturn, consumer spending has remained relatively strong, and over the next several months consumers may have even more disposable income. Energy costs have declined and mortgage refinancings have risen significantly, bringing monthly mortgage payments down for many homeowners. As homeowners reduce their energy and mortgage costs, they should have more money for investing and spending. Before the end of the year, we expect Congress to pass an economic stimulus package. Such legislation could have the effect of boosting corporate capital spending. Stock prices have declined significantly for more than a year, but we believe these steep declines have presented market participants with new investment opportunities. There are many good companies with very attractive valuations; and we believe that over time, these companies have the potential to perform well and to reward investors.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$205,319,224

Number of Holdings	644

P/E Ratio	19.2x

EVERGREEN
Masters Fund
Portfolio Manager Interview*

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Information Technology	17.7%

Financials	17.5%

Energy	14.3%

Healthcare	14.0%

Consumer Discretionary	13.4%

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

CSG Systems International, Inc.	2.2%

Cytyc Corp.	1.6%

Apache Corp.	1.5%

Devon Energy Corp.	1.5%

Microsoft Corp.	1.5%

Newfield Exploration Co.	1.4%

EOG Resources, Inc.	1.4%

General Electric Co.	1.4%

Pfizer, Inc.	1.4%

Echostar Communications Corp., Class A	1.4%

Portfolio Management

Evergreen Team

The fiscal year ended September 30, 2001 was challenging for stock investors, as lower corporate earnings and a declining economy had a negative impact on stocks of every type and in virtually every economic sector. While all stocks struggled during the year, value stocks in general outperformed growth stocks. During this difficult period, we maintained our investment approach of purchasing good companies that are “on sale.” While we select stocks on an individual basis, most of the portfolio’s holdings clustered in three broad categories. Throughout the fiscal period, financial stocks accounted for a 23% average weighting in the portfolio, consumer discretionary stocks had about a 20% average weighting and technology stocks about a 17% average weighting.

As a group, financial stocks, which were overweighted in the portfolio, were among the best performers. While interest rates were relatively high at the beginning of the period, they declined dramatically between January 2001 and September 2001. Financial stocks benefited from the downward trend in interest rates. In the financial area, we favored insurance companies, which fell sharply in the aftermath of the events of September 11 but rallied strongly in subsequent weeks. We also emphasized savings and loans and commercial banks, such as First Tennessee National, Southtrust and Norfolk Bancorp. These financial institutions serve consumers and businesses, and they benefited from extensive refinancing activity in a declining interest-rate environment.

EVERGREEN
Masters Fund
Portfolio Manager Interview*

At the beginning of the fiscal year, we began increasing the portfolio’s exposure to consumer discretionary stocks, which tend to do well during times of economic recovery. While the economy was weak when we began buying these stocks, we were optimistic that lower interest rates, tax rebates and cheaper energy prices would stimulate economic growth. Retailers, media companies and leisure companies were areas of emphasis in the consumer discretionary sector. Among retailers, we favored Tiffany and Neiman Marcus, which are well run companies with solid growth strategies. Because consumer spending remained relatively strong during the fiscal year, these specialty retailers performed well. Retailing stocks were hurt by the events of September 11, but many have begun to rebound. Our media holdings include broadcast, cable television and advertising companies. A steep decline in advertising revenues resulted in a sharp decline in the valuations of media stocks, therefore, there were many companies in this sector that met our “value” criteria. An example is Lamar Advertising, a leading billboard company, that we believe has the potential to outperform when economic growth accelerates. In general, leisure companies were severely affected by the events of September 11, and the portfolio’s leisure holdings, such as Carnival Cruise Lines, were no exception. In the weeks following September 11, we continued to maintain holdings in good, undervalued companies. Our view is that the economic downturn may have been extended in the short term, but we think consumer discretionary stocks as a group have the potential for strong gains in 2002.

A slowdown in corporate capital spending had a negative effect on technology stocks over the year. The technology sector was the worst performing area of the market; and even though the portfolio was underweighted in technology stocks, they detracted from performance. On reflection, we believe we began buying technology stocks too early in the economic cycle, thinking that lower interest rates would boost economic growth and capital spending more quickly.

In other sectors, the portfolio benefited from a relatively small, but overweighted, position in defense stocks, which were buoyed by an increase in the defense budget. An underweighting in energy stocks was positive for the portfolio, because lower energy prices had the effect of reducing revenues and earnings on energy companies. As a result energy stocks performed poorly.

As we look forward to 2002, we are optimistic about the economy and the stock market and the prospects for mid-cap value stocks. Our optimism is based on at least three factors. First, after more than a year of steep declines, stock valuations are at particularly attractive levels. Second, monetary and fiscal policy eventually will have a positive effect on economic growth. Tax rebates, lower interest rates, and the prospects of an economic stimulus package are designed to put disposable income in the hands of consumers and make it attractive for businesses to increase capital spending. Third, unlike larger-cap stocks, smaller-cap stocks tend to have more exposure to the domestic economy, which we believe is poised for a turnaround. Over the past several months, we have structured a portfolio that we believe is well-positioned to take advantage of an improving domestic economy.

*This discussion represents the Evergreen Team’s portion of the Masters Fund portfolio.

EVERGREEN
Masters Fund
Portfolio Manager Interview*

Portfolio Management

MFS Team

The September 11, 2001 terrorist attacks on the United States delivered a blow not only to the collective consciousness of the nation but also to an economy and stock market already struggling with decelerating growth, weakening corporate profits, and overall recessionary fears. The U.S. consumer, responsible for nearly two-thirds of all domestic economic activity and pivotal in keeping the U.S. out of recession thus far this year, has suffered a setback in confidence that increases the likelihood of prolonging the recovery process. It is important to note, however, that economic and market trends leading up to September 11 were already indicating a broad economic slowdown. Businesses across almost all industries were aggressively implementing cost-cutting measures, consumer confidence had begun to wane, the Federal Reserve had cut interest rates seven times in an attempt to revitalize economic activity, and high profile earnings disappointments led the markets on a roller coaster ride of volatility through much of the spring and summer. Therefore, while unprecedented, the terrorist attacks did not create a new economic paradigm as much as they exacerbated a difficult environment that already existed coming into the third quarter.

Against the backdrop of a difficult economic environment and the events of September 11, market performance for the third quarter was challenging across the board. Even before the terrorist attacks, the third quarter was shaping up to be an extremely weak one for stocks. Market volatility during the first half of the year, coupled with continued weakness in overall economic activity, set the stage for the broad U.S. equity markets to open the quarter in negative territory. Corporate earnings reflected this broad weakness, as the quarter saw more companies revising earnings estimates downward, resulting in continued downward pressure on stocks. Amid this volatility and uncertainty, there was little safety to be found in equities during the quarter as stocks retreated across all capitalizations and styles and investors shifted to the security of Treasury bonds. When the third quarter came to a close, it proved to be the worst performing for stocks since the fourth quarter of 1987 with the S&P 500 down 15% and the Russell 3000 down 20%.

In response to continued weakness in corporate technology expenditures and the likely change in consumer behavior resulting from the attacks, the technology, leisure, and transportation sectors all posted negative returns for the third quarter. The transportation and capital goods sectors suffered the heaviest losses (-18.3%), with the lodging/hotels (-32.7%) and airline (-29.6%) industries leading the sectors downward. While most economists had predicted heavier losses for insurance companies, the industry dropped 11%-13% in line with the broad market (-11.6%). There is still concern, however, that insurance companies could face additional setbacks as investors evaluate the magnitude of property, casualty, and reinsurance claims resulting from the attacks. The consumer staples sector, still benefiting from consumer confidence prior to September 11, ended the quarter in positive territory. Buoyed by a potential increase in defense spending, the electronics-defense industry gained 37.0%.

On a style basis, the value asset class, insulated somewhat by its defensive characteristics, outperformed the growth asset class. On an absolute basis, some value indexes were showing positive returns coming into the third quarter and maintained this performance until September 11. In response to the broad post-attack market correction, however, these gains were shed and the major Russell value indices closed the third quarter with losses ranging from 11%-13%. The Russell growth indexes, already stifled prior to the attacks by weakness and earnings surprises in the technology and industrial-related sectors, closed the third quarter with losses ranging from 19%-28%.

EVERGREEN
Masters Fund
Portfolio Manager Interview*

Although the impact of the terrorist attacks on the United States has created extraordinary market uncertainty, MFS’ investment team remains focused on cutting through the short-term volatility and focusing on the long-term prospects for the markets in the United States and around the globe.

We believe that the most immediate effect of the tragedy in America will clearly be a slowdown in economic growth. Consumer confidence and spending are expected to weaken along with corporate profits. Although this tragedy has had a tremendously negative effect on our economic prospects over the short term, there is evidence of positive developments that we believe may ultimately lead to a stronger equity market over the next year.

The Federal Reserve, with inflation in check, has been vigilant in aggressively cutting interest rates to add as much liquidity as possible to the U.S. market, and we expect this posture to continue for the foreseeable future. While there is a lag between the actions the federal government takes and the effect that it has on consumers’ pocketbooks, we believe that irrespective of whether this lag is six months or a year, these measures will ultimately lead to a stronger U.S. economy.

U.S. corporations are responding to this crisis with aggressive cost-cutting measures. Based upon our conversations with company managements, many are actively re-examining their cost structures. In the short term, this trend will have a negative effect on the economy, but equity investors will ultimately benefit from these cost-cutting efforts because many of these companies will be better positioned to increase their profitability when the economy rebounds.

Although corporate earnings growth outlooks have weakened, valuations have improved significantly. Based on our research, the U.S. equity market now looks to be approximately 15% undervalued. Moreover, there are some stocks that we believe are as much as 50% undervalued. As a result, there are clearly more buying opportunities today than at any time in the past decade.

*This discussion represents the MFS Team’s portion of the Masters Fund portfolio.

Portfolio Management

Oppenheimer Team

The tragic events on September 11, 2001 have shocked the U.S. financial markets. The U.S. economy, which had been showing signs of stabilization and recovery, is now showing fresh signs of continued weakness. However, monetary and fiscal policies have now abruptly turned more stimulative. Short-term interest rates are now the lowest in nearly forty years, inflationary expectations are declining and interest rates are low. Overall, the financial environment suggests at least modest improvement in the economy over the next several quarters.

In the third quarter, technology was the biggest underperforming sector in the S&P 500 Index. The second biggest underperformer was capital goods, down -20.70% for the S&P 500. The best performing sector for the index in third quarter was healthcare, followed by communication services.

Meanwhile, in the month of September, the biggest underperformers were companies perceived to be the most cyclically exposed including technology. It was the “defensive” type stocks that held up the best. The only two economic sectors within the S&P 500 to gain in the month were telecommunication services and health care.

EVERGREEN
Masters Fund
Portfolio Manager Interview*

The disciplined application of our quantitative modeling system created a portfolio tilted toward relatively “safe”, low-volatility stocks and groups. This prudent style-tilt in has been essential in allowing the fund to outperform the S&P 500 Index in recent months. In particular, the fund’s underweighted position in technology stocks during the March-September period has been quite beneficial to relative performance.

In the meantime, we remain committed to our disciplined quantitative style of investing and our careful portfolio construction and trading process. We believe that diversification minimizes the impact of unpleasant surprises from any one stock and that it also increases the probability that we will own more of the winners.

*This discussion represents the Oppenheimer Team’s portion of the Masters Fund portfolio.

Portfolio Management

Putnam Team

For the first nine months of the period, the U.S. economy suffered a deceleration. A spate of Federal Reserve Board rate hikes slammed on the economic brakes by October with resulting restraints in corporate profit growth - hitting the technology area especially hard. The market experienced a number of inflection points - periods of extreme market volatility. Margins compressed in stocks leveraged to technology capital spending, as well as to consumer spending, such as media and entertainment. This bear market in technology stocks persisted throughout the period. The Fed’s attempt to bolster the softening economy by cutting interest rates was insufficient to stem the ongoing tide of restrained corporate profit growth.

The third quarter of 2001 continued the same uneasiness about the economic strength of the U.S., despite some positive indicators that signaled a possible upturn. By the end of July, some experts believed that despite sagging equity markets and ongoing corporate earnings warnings, the U.S. could avoid a recession, especially in light of the Fed’s ongoing series of rate cuts. But equity markets continued to slide in August on disappointing quarterly corporate profit reports and mixed economic data.

All of that changed on September 11, with the terrorist attacks on New York City and the Pentagon. The day the New York Stock Exchange re-opened - Monday, September 17 - began with the Fed’s announcement of a 50 basis-point easing in short-term interest rates. Together with the additional liquidity provided by the Fed’s monetary policy, intentions of a planned economic stimulus were announced. Despite the rate cut and the federal assistance, the week following the re-opening was marked (not unexpectedly) by severe declines in equity markets. The DJIA lost 14% for the week - its worst weekly performance in percentage terms since the Great Depression - the Nasdaq fell 16%, and the S&P closed down 12%. Weekly volumes were close to record-setters. Travel and leisure stocks took the most severe blows. Airlines were especially hard-hit as investors attempted to sort out which companies had the financial strength and business models to survive the downturn; an emergency federal aid package to help the industry was quickly approved. By the final week of the quarter, a much-needed rally helped stocks regain a portion of what they had lost the previous week. As a whole, the third quarter proved to be the worst quarter for stocks (in percentage terms) since 1987. The S&P 500 and the Dow Jones Industrial Average both ended the quarter down 15% while the Nasdaq ended the quarter down 31%, its second-worst percentage loss in history.

On a sector basis, the greatest detractor was technology. While the fund was in line with the benchmark in terms of the sector overall, its

EVERGREEN
Masters Fund
Portfolio Manager Interview*

overweighting of and stock selection in the software industry hindered performance significantly. Additionally, an underweight to computers, a relatively stronger area within technology, detracted from portfolio performance.

Communications services hindered performance due to unfavorable stock selection in telecommunications (Qwest) and from underweighting the strong regional Bells. Underweighting the broadcasting (EchoStar) and media (AOL Time Warner, Walt Disney) industries within consumer staples was a drag on performance due to slowing advertisement sales, and underweighting the buoyant consumer goods sector was also a hindrance.

The fund’s greatest strength came from its overweighted position in Tyco within the conglomerate sector. That company’s mix of businesses fared better than the broad market.

Business investment was already weak before September 11. Now consumer spending, the engine that has been driving the economy, will likely be constrained not only by the psychological aftereffects of the attacks themselves but by the uncertainty over the effects of retaliatory actions to follow. Increased government spending cannot compensate for lower consumer spending, which accounts for fully two thirds of U.S. economic activity. Ironically, the economy was stabilizing before the attacks, as measured by key indicators such as new orders, production, and employment in the manufacturing sector and by the U.S. government’s index of leading indicators.

There are both short-term disruptions to be expected in the market and longer-term paradigm shifts; our growth portfolios have limited exposure to sectors vulnerable to these negative paradigm shifts as a result of the attacks. Among these sectors are travel/leisure and airlines. Not all shifts will be negative: defense may be positioned for a multi-year growth phase beyond the immediate buildup. We had already been increasing our exposure to these stocks as a result of ongoing rebalancings, and we will continue adding as we identify buying opportunities.

We believe that some sectors will experience short-term dislocations, presenting opportunities for the long-term investor; retail is one such sector. A dramatic decline in consumer confidence and the “stay at home, watch the news” phenomenon will hurt many retailers, perhaps well into 2002. We have not yet identified sufficient price weakness in this sector to increase exposure. In media, several days of commercial-free programming after September 11 will cause earnings shortfalls in the third quarter, and an already feeble advertising market will dwindle further in the short run on reduced ad budgets. Long-term valuations, however, are now quite attractive. We expect that the sector’s growth will resume along with that of the general economy in 2002, and these stocks could be strong performers well in advance of the upturn.

*This discussion represents the Putnam Team’s portion of the Masters Fund portfolio.

EVERGREEN
Omega Fund
Fund at a Glance as of September 30, 2001

“We intend to focus on companies with consistent earnings growth and corporations with regularly recurring revenues that may help them withstand the uncertainties of the business cycle.”
Portfolio Management

Maureen E. Cullinane, CFA
Tenure: April 1989

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/29/1968	Class A	Class B	Class C	Class I**
Class Inception Date	4/29/1968	8/2/1993	8/2/1993	1/13/1997

Average Annual Returns*

1 year with sales charge	-47.86%	-47.69%	-46.13%	N/A

1 year w/o sales charge	-44.67%	-45.09%	-45.09%	-44.53%

5 years	7.59%	7.73%	8.03%	9.09%

10 years	10.67%	10.59%	10.61%	11.44%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

12-month capital gain distributions per share	$1.64	$1.64	$1.64	$1.64

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Omega Fund, Class A shares2, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Omega Fund
Portfolio Manager Interview

How did the fund perform?

A challenging investment environment had a significant effect on fund performance. For the twelve-month period ended September 30, 2001, Evergreen Omega Fund Class A shares had a total return of -44.67%. Fund returns are before deduction of any applicable sales charges. During the same period, the Russell 1000 Growth Index returned -45.64%. The median return of multi-cap growth funds during the same period was -50.17%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$1,486,736,587

Number of Holdings	65

Beta	1.13

P/E Ratio	27.0x

What was the investment environment like during the period?

It was a difficult time to be a growth investor. Economic growth slowed throughout the period, while consumers lost confidence and unemployment rates climbed higher. In response, the Federal Reserve Board eased monetary policy by aggressively lowering short-term interest rates, while the president and the Congress considered tax cuts and spending proposals to stimulate the economy.

The slowdown affected the technology sector the most severely. Technology company stocks had soared in late 1999 and early 2000 as company earnings rose because of heavy corporate investments on equipment and software for systems upgrades, productivity enhancements and data protection. Much of that spending was linked to industry efforts to avoid any potential computer glitches associated with the 2000 calendar year. But after 2000 arrived, capital spending on technology and telecommunications plummeted, technology company earnings dropped and stock prices soon moved in the same direction. As the tech bubble burst, corporations throughout the economy began to report disappointing earnings and their stocks also lost value.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Healthcare	32.4%

Consumer Discretionary	24.6%

Information Technology	17.3%

Industrials	13.1%

Financials	5.0%

What strategies did you pursue in this difficult environment?

While we adjusted to the environment, we still focused on two long-term themes: investing in technology because of the potential opportunities through productivity enhancement developments; and investing in healthcare because of increasing demand created by the aging baby boomer generation.

We did reduce our tech weightings somewhat. By the end of the fiscal year, on September 30, our tech positions had fallen from an overweight position to about 17.3% of the fund’s net assets, compared to tech’s 30% weighting in the Russell

EVERGREEN
Omega Fund
Portfolio Manager Interview

1000 Growth Index. Technology remained to be one of our largest sector weighting, however, as we continue to believe in the long-term growth opportunity of this sector. Technology provides the tools necessary to enhance the productivity of American business. The best opportunities change, however. Investing in technology is becoming a stock-by-stock effort, as we search for the companies with the best competitive products and services. One company in which we invested was Affiliated Computer Systems, which provides transaction processing and outsourcing solutions to other companies. Unlike most technology-related companies, Affiliated’s high recurring revenues give it the potential to generate consistent earnings gains of 20-25% a year.

Throughout the twelve months, we emphasized healthcare stocks. Increasing demand created by favorable demographics helped fuel the growth achieved by many companies. We focused primarily on healthcare services and devices, generic pharmaceutical manufacturers and biotechnology companies. At the end of the fiscal year, the fund’s weighting in healthcare had climbed to 32.4% of net assets, compared to 21% six months earlier. Our investments included: generic manufacturers such as Mylan Labs; and drug distributors, including AmerisourceBergen and Cardinal Health.

Early in the year, we increased our focus on energy stocks as energy prices were climbing, but we cut back on our emphasis in this sector during the second half of the fiscal year as oil and natural gas prices peaked and drilling activity started to slow. Since March, the fund’s emphasis on energy fell from 7% of net assets to 2.2%. We also reduced our holdings in financial services after investments failed to perform well.

After many consumer-related stocks lost value earlier in the twelve-month period in anticipation of the economic slowdown, we took advantage of the lower prices to increase our holdings in consumer cyclical stocks, such as restaurant and retailers. Low interest rates, tax rebates and declining energy prices during the second half of the fiscal year all helped many restaurant and retail chains produce good earnings. In the second half of the twelve-month period, the fund’s weighting in consumer cyclicals rose from 10% of net assets to 17%. Our investments included Family Dollar, B.J.’s Wholesale Club, and Best Buy, three very different discount retail chains.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

Tyco International, Ltd.	3.9%

Express Scripts, Inc.	3.2%

Affiliated Computer Services, Inc.	3.1%

Pfizer, Inc.	3.0%

AmerisourceBergen Corp.	2.8%

Cardinal Health, Inc.	2.5%

Microsoft Corp.	2.4%

NVIDIA Corp.	2.2%

Harley-Davidson, Inc.	2.1%

IDEC Pharmaceuticals Corp.	2.1%

What is your outlook?

While an economic recovery probably is not imminent, we believe the conditions are present for an eventual sharp re-acceleration of economic growth. The economy clearly was slowing long before the tragedies of September 11. But after the attack, the federal government’s focus on economic stimulus through both fiscal and monetary policies increases the likelihood of a rebound. On the monetary side, the Federal Reserve has been very aggressive in bringing down short-term interest rates. At the same time,

EVERGREEN
Omega Fund
Portfolio Manager Interview

we see new calls for a government spending program and proposals for additional tax cuts. On the negative side, many corporations feel compelled to spend capital on security rather than on business expansion, and airlines and related industries clearly have been hurt. However, we think it is reasonable to think that the economy should begin growing again sometime in 2002.

From an investing point of view, stock valuations now look very attractive. In the near term, we probably will see additional choppiness, with market gains one week offset by losses the next week. However, opportunities will present themselves in this environment. We believe individual stock selection, based on fundamental research, will be more important than sector focus. The market declines of the past year have taken much of the excess out of stock prices, and valuations are reasonable in the context of low inflation.

We intend to focus on companies with consistent earnings growth and corporations with regularly recurring revenues that help them withstand the uncertainties of the business cycle. In addition, we intend to look for compelling individual stories that create good investment opportunities.

EVERGREEN
Premier 20 Fund
Fund at a Glance as of September 30, 2001

Portfolio Management

Donald Bisson Tenure: October 2000	Maureen Cullinane Tenure: October 2000
Liu-Er Chen Tenure: October 2000	Patricia Bannan Tenure: October 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/31/2000	Class A	Class B	Class C	Class I**

Class Inception Date	10/31/2000	10/31/2000	10/31/2000	10/31/2000

Since Portfolio Inception w/ sales charge	-53.35%-	53.36%	-51.78%	N/A

Since Portfolio Inception w/o sales charge	-50.50%	-50.90%	-50.80%	-50.40%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Premier 20 Fund, Class A shares2, versus a similar investment in the Russell 3000 Growth Index (Russell 3000 Growth) and the Consumer Price Index (CPI).

The Russell 3000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 09/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund’s performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund’s recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

The fund incurs 12b-1 expenses of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. The advisor currently is waiving its advisory fee and reimbursing the fund for other expenses. Had the fee not been waived and expenses not reimbursed, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector.

This fund may experience a high turnover rate; however, it is not a principal strategy of the fund to trade frequently. High portfolio turnover can result in higher costs, which may affect fund performance.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Premier 20 Fund
Portfolio Manager Interview

How did the fund perform?

The performance reflected the challenges of investing in the volatile market of the past eleven months. Evergreen Premier 20 Fund Class A shares had a total return of -50.50% for the period since the fund’s inception on October 31, 2000 through the end of the fiscal year, on September 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same eleven-month period, the Russell 3000 Growth Index lost 42.51% while the median return of funds in the multi-cap growth category was -46.62%, according to Lipper, Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

Portfolio Characteristics
(as of 09/30/2001)

Total Net Assets	$105,384,367

Number of Holdings	33

Beta	N/A

P/E Ratio	30.1x

What factors affected the fund’s performance?

The fund began investment operations at a very difficult time, in the final quarter of 2000. The economy was slowing and technology stocks led the declines in stock market performance after leading the advances for much of the previous two years. The burst in the technology bubble and the declining corporate earnings growth combined to create a vicious circle. As corporations saw their profits decrease, they cut back on investments in technology. Technology companies, which had been enjoying extremely high rates of revenue and profits growth, saw their earnings fall and their stock prices plummet, creating concerns about corporate profitability throughout the rest of the economy. When the Federal Reserve Board started moving in early 2001 to stimulate the economy by lowering short-term interest rates, the stock market experienced a brief recovery. But as technology corporations issued disappointing earnings reports, the stock market recovery turned into a deep slump that continued through much of the remainder of the fiscal year. Especially early in the period, the fund’s large position in high-growth technology stocks proved to be detrimental to performance.

Top 5 Sectors
(as a percentage of 09/30/2001 net assets)

Healthcare	28.0%

Industrials	22.8%

Information Technology	17.8%

Financials	10.3%

Consumer Discretionary	7.8%

What strategies did you employ, and how did they change as the period progressed?

Early in the period, we built up a large position in technology because of the continued long-term growth potential in the sector and the more attractive valuations that appeared to exist after the corrections in late 2000. In the spring of 2001, we decided to reduce the emphasis on tech stocks in general, although we still maintained a healthy allocation of 17.8% of net assets in the sector. Within technology, we moved away from high-

EVERGREEN
Premier 20 Fund
Portfolio Manager Interview

high-growth areas and focused on two themes: technology services companies, where revenues are relatively predictable and tend not to be cyclical; and semiconductor companies, which we believe are likely to be one of the first areas in technology to benefit from an economic revival. Two examples of services companies are Affiliated Computer Systems, a business process outsourcing company, and Concord EFS, an electronic transaction processor. Our semiconductor holdings include Texas Instruments and PMC Sierra. We also held some well-known market leaders that we think are companies that should perform well as the economy recovers. They include companies such as Oracle, a leader in systems software, and Nokia, in telecommunications equipment.

We increased the emphasis on healthcare companies because of our confidence in the predictability and sustainability of their earnings throughout the economic cycle. Investments included large pharmaceutical companies such as Pfizer and Johnson & Johnson, as well as First Health Group, a health management company, and King Pharmaceutical, a specialty pharmaceutical firm.

A third area on which we focused was the consumer staples industry, which also features many companies with predictable earnings growth. A major investment was in PepsiCo.

Following the tragic terrorist attacks of September 11, we made two adjustments to the portfolio. We invested in L3 Communications, a defense electronics company, and A.J. Gallagher, an insurance broker that should benefit as premium rates for commercial property and casualty coverage increase.

Top 10 Holdings
(as a percentage of 09/30/2001 net assets)

Affiliated Computer Services, Inc.	5.8%

L-3 Communications Holdings, Inc.	5.0%

Johnson & Johnson Co.	4.2%

Pfizer, Inc.	4.2%

Baxter International, Inc.	4.2%

PepsiCo., Inc.	4.1%

Wells Fargo & Co.	3.8%

General Electric Co.	3.7%

Arthur J. Gallagher & Co.	3.7%

International Business Machines Corp.	3.7%

What is your outlook?

Despite the difficulties of the past year, we see many reasons to be more optimistic about the future. The federal government is moving aggressively to stimulate the economy, both through the monetary actions of the Federal Reserve and fiscal steps such as spending packages and tax cuts. Even though corporate earnings have been disappointing, such aggressive actions by the federal government has led to economic improvement. The historical trend is for the stock market to move in advance of changes in the economic cycles. With more than $2 trillion currently sitting in very low-yielding money market investments, there is ample money available to be invested in stocks when investors start regaining confidence

EVERGREEN
Small Company Growth Fund
Fund at a Glance as of September 30, 2001

“Historically, small- and medium-sized stocks have been the performance leaders coming out of recessions. We believe we may have all the necessary ingredients for that historical trend to return again.”

Portfolio Management

J. Gary Craven, CFA, CPA
Tenure: November 1996

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class I**
Class Inception Date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

Average Annual Returns*

1 year with sales charge	-49.42%	-48.16%	-47.24%	N/A

1 year w/o sales charge	-46.35%	-46.54%	-46.60%	-46.06%

5 years	-1.90%	-1.35%	-1.19%	-0.50%

10 years	7.55%	7.95%	7.94%	8.32%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

12-month capital gain distributions per share	$3.34	$3.34	$3.34	$3.34

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Small Company Growth Fund, Class A shares2, versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Small Company Growth Fund
Portfolio Manager Interview

How did the fund perform?

Performance reflected the problems of investing in small- and mid-cap stocks during the past year, especially in the technology sector. Evergreen Small Company Growth Fund’s Class A shares had a total return of -46.35% for the twelve-month period ended September 30, 2001. Fund returns are before the deduction of any applicable sales charges. During the same period, the Russell 2000 Growth Index lost 42.59%, while the median return of mid-cap growth funds was -48.66%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$615,678,093

Number of Holdings	118

Beta	1.25

P/E Ratio	29.7x

What factors influenced performance during the twelve months?

The major factor was the collapse in value of many technology stocks. With the benefit of hindsight, it is now clear that the tremendous boom in technology stocks of 1999 and early 2000 is over, replaced by a new reality of lower expectations. As the fiscal year progressed, the steadily growing economy moved toward recession. In this environment, the small- and mid-cap growth stocks that we emphasize were among the most volatile stocks, despite a short-lived rally that began in mid-March and ended in mid-May.

It is important to keep in mind that our style of management is aimed at outperforming the overall smaller company stock market during market rallies and to stay even with the market during slumps. Historically, smaller company stocks have outperformed larger company stocks, with most of the positive performance occurring during relatively brief periods. We believe it is necessary to remain invested in these stocks to participate in the strong rallies when they occur. We intend to manage the risks in down markets, but individual investors also should be mindful of the volatility as they make allocations to small company stocks in their portfolios.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Healthcare	27.1%

Information Technology	18.6%

Industrials	18.2%

Financials	11.8%

Consumer Discretionary	9.8%

What types of investments helped or hurt performance?

We were substantially underweighted in technology stocks throughout the year. While this helped performance relative to competitive benchmarks, our holdings in telecommunications services companies still detracted from returns as investors worried that the industry would be hurt because of lack of access to capital. Similarly, the fund’s emphasis on energy stocks hurt performance in the final month of the year as the slowdown in global demand for energy became increasingly apparent.

High quality companies with consistent growth prospects tended to be the better performing investments. For example, Roper Industries, a diversified manufacturer of industrial and fluid control systems and devices, was up 9% for the twelve months. Roper was the fund’s largest single holding for most of the fiscal year.

EVERGREEN
Small Company Growth Fund
Portfolio Manager Interview

As the year advanced, we increased our exposure to consumer stocks, including specialty retailers. One theme that worked fairly well was to focus on retailers appealing to the adolescent shopper, such as Abercromie & Fitch Co., and Hot Topic, Inc. Hot Topic for instance was up 67% for the year. Another consumer-related area that performed relatively well was in the education area. Companies such as Devry, Inc., and Apollo tended to do well. Apollo alone gained 58%.

Some finance-related stocks also performed well, helped by their lower valuations and steady earnings. Northfork Bancorporation rose 41%, while H&R Block appreciated 112% in the twelve months.

Throughout the period, the healthcare services stocks did well. Their defensive characteristics, most notably steady and recurring income and profits, helped their values hold up in a period of uncertainty.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

Roper Industries, Inc.	4.7%

Devry, Inc.	4.2%

Arthur J. Gallagher & Co.	2.6%

TCF Financial Corp.	2.5%

Intersil Holding Corp.	2.4%

XTO Energy, Inc.	2.3%

BISYS Group, Inc.	2.1%

Mylan Laboratories, Inc.	2.0%

North Fork Bancorp, Inc.	1.9%

Manor Care, Inc.	1.8%

What is your investments outlook?

We believe all the necessary conditions are in place for a strong rebound in small- and mid-cap stock prices. The federal government’s monetary and fiscal policies are focused on stimulating the economy, while stock valuations are extremely attractive, especially after the tragic events of September 11. This is an environment in which the downside risks of investing in these stocks have been reduced, while the upside potential has increased. Historically, recessions normally last no longer than eighteen months. If you consider the start of our economic downturn to have been in March 2000, then we should reasonably expect a recovery to begin soon. American industry has adjusted its inventories and rationalized its cost structures, putting it in a better position to start to show increased profits again.

We see opportunities in the energy industry. With an eventual economic rebound increasing demand, energy prices should start rising again, increasing the industry’s profitability. While the near-term outlook for technology stocks is uncertain, we have increased our holdings in high-quality companies because of their long-term potential. We have invested in companies such as Rational Software, Checkpoint Software, Q-Logic and Micromuse that we believe carry limited risks. We also have begun to reduce our holdings in more defensive stocks as we buy companies with greater growth potential.

Historically, small- and medium-sized stocks have been the performance leaders coming out of recessions. We believe we may have all the necessary ingredients for that historical trend to return again.

EVERGREEN
Stock Selector Fund
Fund at a Glance as of September 30, 2001

“We expect the stock market to hit its bottom and to begin recovering before the economy.”

Portfolio Management

William Zieff
Tenure: July 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 2/28/1990	Class A	Class B	Class C	Class I**	Class IS
Class Inception Date	2/28/1990	11/7/1997	6/30/1999	2/21/1995	6/30/2000

Average Annual Returns *

1 year with sales charge	-31.98%	-31.87%	-29.80%	N/A	N/A

1 year w/o sales charge	-27.82%	-28.44%	-28.42%	-27.72%	-27.85%

5 years	5.57%	4.14%	6.44%	7.05%	6.81%

10 years	10.08%	9.44%	10.54%	10.88%	10.73%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A	N/A
	Front End	CDSC	CDSC

12-month income dividends per share	$0.04	$0.00	$0.00	$0.08	$0.04

12-month capital gain distributions per share	$0.65	$0.65	$0.65	$0.65	$0.65

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Stock Selector Fund, Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, one of the original classes offered. These historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor currently is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

Class I and IS shares are institutional shares and require a minimum initial investment of $1,000,000.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Stock Selector Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Stock Selector Fund’s Class A shares had a total return of -27.82% for the twelve-month period ended September 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the S&P 500 Index returned -26.63%, while the median return of large-cap core funds was -27.49%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$862,410,766

Number of Holdings	155

Beta	1.03

P/E Ratio	33.9x

What was the investment environment like during the period?

It was a difficult time for stock investing that only worsened in the final month of the period, following the terrorist attacks on September 11. The political and economic events during the final three months had immediate direct effects on companies and the stock market. We expect additional indirect effects, real and psychological, to continue to unfold for some time. On September 11, the tragic and despicable terrorist attacks shocked all of us. Immediately following the events, transportation stocks plummeted as consumers cancelled travel plans on fears of further attacks. In contrast, defense stocks rallied, as did defensive, “flight to quality” sectors, such as food and pharmaceuticals.

Prior to the terrorist attacks, economic reports and corporate earnings announcements had confirmed a weakening economy and a disappointing corporate profit picture. However, despite the slowdown, consumers continued to bolster the economy even with huge reductions in corporate capital investment - that is, until now. By early September, layoffs announced throughout the year combined with a declining stock market could no longer be ignored, resulting in a decline in consumer sentiment.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Financials	19.2%

Healthcare	16.2%

Information Technology	13.2%

Industrials	10.8%

Consumer Staples	10.6%

What were your principal strategies during the period, and how did they affect performance?

We maintained a portfolio that was broadly diversified. Sector weightings were consistent with the overall market, although we did modestly underweight some sectors and industries. As a general rule, we do not want performance to be overly affected by any single industry or company decision.

Over the twelve months, our decisions to emphasize healthcare, energy and utility stocks helped performance. An underweight in technology also boosted performance during the period. Meanwhile, modest underweights in consumer cyclicals, consumer staples and basic materials held back performance.

EVERGREEN
Stock Selector Fund
Portfolio Manager Interview

Stock selection within utilities and consumer staples worked particularly well over the twelve months. Within utilities, an overweight in Sempra Energy added to performance as the stock rose 23.9% for the period. Underweights in Enron Corp. and Exelon Corp. also added to performance as the stocks fell 68.6% and 4.2% respectively. In addition, overweights in oil company Tosco, which rose 50.7%, and in Southtrust Corp., which appreciated 66.3%, added significantly to performance.
We kept to our long-term discipline. Our strategy is to have a portfolio that combines both value and growth characteristics and is well diversified, with investments across the full range of industries and sectors. We intend to invest in stocks of different market capitalizations, generally reflective of the broad market. When we overweight industries and sectors modestly, we seek to balance the risks. We use a quantitative process as a primary tool in evaluating stocks, evaluating factors such as valuation from balance sheets and income statements, earnings outlook and momentum. The quantitative tools, however, do not substitute for professional judgment. The team of investment professionals makes all decisions to review stock rankings and to make buy and sell decisions.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

General Electric Co.	3.4%

Microsoft Co.	3.1%

Pfizer, Inc.	2.9%

Citigroup, Inc.	2.8%

Johnson & Johnson Co.	2.5%

Merck & Co., Inc.	2.2%

Exxon Mobil Corp.	2.2%

SouthTrust Corp.	1.8%

International Business Machines Corp.	1.8%

Wal-Mart Stores, Inc.	1.7%

What is your outlook for the equity market?

We expect the stock market to hit its bottom and to begin recovering before the economy. Investors are forward-looking and the stock market generally leads the economy. Consistent with this view, we believe that the stock market represents good long-term value. At the same time, the economy may struggle for the next few quarters, limiting the chance for what many hoped would be a V-shaped economic recovery. Though the Fed’s steady reduction of rates ultimately will help stimulate the economy, significant downside risk remains, particularly in the near term. We expect this environment combined with volatility will keep the market from posting back-to-back, double-digit yearly returns as it did in the late 1990’s.

With this backdrop, we believe the best performance will come from the stocks of companies with good valuations, leading franchises positions in their industries, and above-average long-term growth prospects and cash flow generation. We expect larger than normal industry volatility, though there are significant risks in trying to precisely catch peaks and troughs with large overweight or underweight positions. Instead, we believe a broad diversified strategy with modest, selected overweighting in healthcare, financials, software, telecommunications services, and energy will position the portfolio to perform well in the coming period.

EVERGREEN
Tax Strategic Equity Fund
Fund at a Glance as of September 30, 2001

“We believe that the declines in the stock market have been sufficient to provide a base from which the market can begin to produce returns consistent with long-term averages. As a result, we believe that current stock prices represent good long-term value.”

Portfolio Management

William Zieff
Tenure: July 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/1/1998	Class A	Class B	Class C	Class I**
Class Inception Date	9/4/1998	10/14/1998	11/4/1998	9/1/1998

Average Annual Returns *

1 year with sales charge	-34.89%	-34.84%	-32.74%	N/A

1 year w/o sales charge	-30.93%	-31.41%	-31.37%	-30.71%

Since Portfolio Inception	0.91%	1.25%	2.23%	3.21%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front-End	CDSC	CDSC

*Adjusted for maximum applicable sales charge unless noted. **Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Tax Strategic Equity Fund, Class A shares2, versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 9/30/2001.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2001 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor’s affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares of an Evergreen Fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2001 and is subject to change.

EVERGREEN
Tax Strategic Equity Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen Tax Strategic Equity Fund’s Class A shares had a total return of -30.93% for the twelve-month period ended September 30, 2001. Fund returns are before deduction of any applicable sales charges. During the same period, the S&P 500 Index returned -26.63%, while the median return of large-cap core funds was -27.49%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 9/30/2001)

Total Net Assets	$18,437,848

Number of Holdings	148

Beta	1.06

P/E Ratio	28.8x

What was the investment environment like during the period?

The tragic events associated with September 11, 2001 added to the challenges of a difficult period for stock investing. The political and economic events of the final three months of the fiscal period had immediate direct effects on companies and the stock market. We anticipate that additional indirect effects will continue for some time.

On September 11, the tragic, horrific terrorist attacks shocked all of us. Immediately following the events, defense industry stocks and “flight to quality” sectors such as food and pharmaceuticals rallied. At the same time, transportation stocks fell sharply as consumers cancelled travel plans on fears of further attacks.

Even before the terrorist attacks, corporations were announcing disappointing earnings while economic reports confirmed a weakening economy. However, consumer spending generally remained strong throughout the summer despite the slowdown. Consumer sentiment finally declined in early September, as layoff announcements and a declining stock market proved too pervasive to be ignored. The attacks accelerated the already weakening economy.

Top 5 Sectors
(as a percentage of 9/30/2001 net assets)

Financials	18.9%

Healthcare	15.1%

Consumer Discretionary	12.6%

Information Technology	12.5%

Industrials	10.2%

What were your principal strategies in this environment, and how did they affect performance?

We kept to our long-term discipline that emphasizes diversification. Sector weightings were consistent with the overall market, although we did modestly underweight some sectors and industries. In general, we do not want any single industry or company weighting to have too great an influence on overall performance. Moreover, during the past year we had no large “bets” either for or against any specific industry. Had we made such bets, we believe they would have been unwarranted and would have induced unnecessary volatility in the portfolio.

During the twelve-month period, our decisions to emphasize financial services, energy and healthcare stocks helped performance, while modest underweightings in consumer cyclicals, consumer staples and basic materials detracted from returns.

EVERGREEN
Tax Strategic Equity Fund
Portfolio Manager Interview

Stock selection within utilities and financials worked very well. Within utilities, an overweighting in Sempra, a gas distribution company, added to performance. The stock rose 23.9% during the twelve months. An underweight in Enron, which fell by 68.6%, also contributed positively to the fund’s relative performance. Within the financial sector, our decision to overweight Washington Mutual proved correct, as the stock rose 48.7%.

The declines in the overall market did give us the opportunity to realize capital losses opportunistically, which should contribute significantly to the fund’s tax efficiency going forward.

Our objective is long-term growth in capital with a strategy that seeks to minimize both taxable capital gains and taxable current income. We use a team approach to management. A group of senior investment professionals make qualitative judgements in reviewing stock rankings and buy and sell decisions. We use quantitative tools in gathering information, but not in making decisions. The investment team actively manages a portfolio that has both value and growth characteristics.

Top 10 Holdings
(as a percentage of 9/30/2001 net assets)

General Electric Co.	3.7%

Microsoft Corp.	2.9%

Pfizer, Inc.	2.5%

Exxon Mobil Corp.	2.4%

International Business Machines Corp.	2.2%

Citigroup, Inc.	2.2%

Johnson & Johnson Co.	2.2%

Tyco International, Ltd.	2.0%

AOL Time Warner, Inc.	2.0%

Wal-Mart Stores, Inc.	2.0%

What is your outlook for the stock market?

Investors tend to be forward-looking, and the stock market generally leads the economy. As a result, we expect the market to hit its bottom and start to rebound before the economy hits its bottom. We believe that the declines in the stock market have been sufficient to provide a base from which the market can begin to produce returns consistent with long-term averages. As a result, we believe that current stock prices represent good long-term value.

At the same time, the economy may struggle for the next few calendar quarters, limiting the chance for what many hoped would be a quick and sharp economic recovery. Though the Fed’s steady reduction of rates should help stimulate the economy eventually, there continue to be significant downside risks in the near term. We expect this environment combined with volatility will keep the market from posting back-to-back, double-digit yearly returns as in the late 1990’s.

EVERGREEN
Aggressive Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001#	2000 #	1999 #	1998 #	1997 #

CLASS A

Net asset value, beginning of period	$38.14	$25.87	$21.26	$23.48	$21.04

Income from investment operations

Net investment loss	(0.11)	(0.24)	(0.22)	(0.25)	(0.21)

Net realized and unrealized gains or losses on securities	(14.49)	15.78	7.46	(1.12)	2.65

Total from investment operations	(14.60)	15.54	7.24	(1.37)	2.44

Distributions to shareholders from

Net realized gains	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$13.21	$38.14	$25.87	$21.26	$23.48

Total return*	(47.31%)	64.76%	36.92%	(5.93%)	11.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$133,001	$284,984	$166,524	$137,776	$173,982

Ratios to average net assets
Expenses‡	1.26%	1.12%	1.18%	1.33%	1.26%

Net investment loss	(0.58%)	(0.70%)	(0.92%)	(1.14%)	(1.05%)

Portfolio turnover rate	224%	203%	86%	22%	56%

	Year Ended September 30,
	2001#	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$36.50	$25.04	$20.78	$23.18	$20.89

Income from investment operations

Net investment loss	(0.23)	(0.54)	(0.40)	(0.41)	(0.37)

Net realized and unrealized gains or losses on securities	(13.69)	15.27	7.29	(1.14)	2.66

Total from investment operations	(13.92)	14.73	6.89	(1.55)	2.29

Distributions to shareholders from

Net realized gains	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$12.25	$36.50	$25.04	$20.78	$23.18

Total return*	(47.68%)	63.56%	36.00%	(6.82%)	10.96%

Ratios and supplemental data

Net assets, end of period (thousands)	$67,083	$134,252	$56,466	$36,301	$41,167

Ratios to average net assets
Expenses‡	2.01%	1.88%	1.93%	2.08%	2.02%

Net investment loss	(1.33%)	(1.44%)	(1.67%)	(1.88%)	(1.80%)

Portfolio turnover rate	224%	203%	86%	22%	56%

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Aggressive Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001#	2000 #	1999 #	1998 #	1997 #

CLASS C

Net asset value, beginning of period	$36.42	$24.98	$20.75	$23.16	$20.88

Income from investment operations

Net investment loss	(0.22)	(0.58)	(0.39)	(0.41)	(0.36)

Net realized and unrealized gains or losses on securities	(13.67)	15.29	7.25	(1.15)	2.64

Total from investment operations	(13.89)	14.71	6.86	(1.56)	2.28

Distributions to shareholders from

Net realized gains	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$12.20	$36.42	$24.98	$20.75	$23.16

Total return*	(47.72%)	63.64%	35.90%	(6.87%)	10.92%

Ratios and supplemental data

Net assets, end of period (thousands)	$8,657	$15,736	$4,685	$2,570	$3,992

Ratios to average net assets
Expenses‡	2.02%	1.91%	1.92%	2.08%	2.02%

Net investment loss	(1.32%)	(1.40%)	(1.67%)	(1.88%)	(1.80%)

Portfolio turnover rate	224%	203%	86%	22%	56%

	Year Ended September 30,
	2001#	2000 #	1999 #	1998 #	1997 #

CLASS I††

Net asset value, beginning of period	$38.86	$26.23	$21.46	$23.57	$21.09

Income from investment operations

Net investment loss	(0.06)	(0.16)	(0.17)	(0.20)	(0.17)

Net realized and unrealized gains or losses on securities	(14.85)	16.06	7.57	(1.06)	2.65

Total from investment operations	(14.91)	15.90	7.40	(1.26)	2.48

Distributions to shareholders from

Net realized gains	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$13.62	$38.86	$26.23	$21.46	$23.57

Total return	(47.20%)	65.30%	37.36%	(5.43%)	11.76%

Ratios and supplemental data

Net assets, end of period (thousands)	$18,571	$48,523	$28,867	$28,314	$44,384

Ratios to average net assets
Expenses‡	1.00%	0.88%	0.93%	1.08%	1.01%

Net investment loss	(0.33%)	(0.44%)	(0.67%)	(0.89%)	(0.78%)

Portfolio turnover rate	224%	203%	86%	22%	56%

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Capital Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001#	2000 #	1999	1998	1997

CLASS A (a)

Net asset value, beginning of period	$27.29	$24.38	$22.71	$22.42	$19.36

Income from investment operations

Net investment income (loss)	0.02	(0.02)	(0.05)	(0.10)	(0.02)

Net realized and unrealized gains or losses on securities	(3.14)	3.44	4.27	2.34	5.87

Total from investment operations	(3.12)	3.42	4.22	2.24	5.85

Distributions to shareholders from

Net investment income	0	0	0	(0.01)	0

Net realized gains	(2.20)	(0.51)	(2.55)	(1.94)	(2.79)

Total distributions to shareholders	(2.20)	(0.51)	(2.55)	(1.95)	(2.79)

Net asset value, end of period	$21.97	$27.29	$24.38	$22.71	$22.42

Total return*	(12.79%)	14.21%	20.21%	10.72%	34.78%

Ratios and supplemental data

Net assets, end of period (thousands)	$255,693	$222,615	$285,690	$145,117	$65,703

Ratios to average net assets
Expenses‡	1.47%	1.65%	1.39%	1.34%	1.41%

Net investment income (loss)	0.08%	(0.07%)	(0.21%)	0.06%	0.53%

Portfolio turnover rate	141%	77%	82%	104%	64%

				Year Ended September 30,
				2001 #	2000 (b) #

CLASS B (a)

Net asset value, beginning of period				$27.11	$24.33

Income from investment operations

Net investment loss				(0.19)	(0.14)

Net realized and unrealized gains or losses on securities				(3.07)	3.43

Total from investment operations				(3.26)	3.29

Distributions to shareholders from

Net realized gains				(2.20)	(0.51)

Net asset value, end of period				$21.65	$27.11

Total return*				(13.44%)	13.70%

Ratios and supplemental data

Net assets, end of period (thousands)				$145,229	$18,423

Ratios to average net assets
Expenses‡				2.26%	2.35%†

Net investment loss				(0.78%)	(0.59%)†

Portfolio turnover rate				141%	77%

(a)Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.

(b)For the period from October 25, 1999 (commencement of class operations) to September 30, 2000.

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. †Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Capital Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001#	2000 #	1999	1998	1997

CLASS C (a)

Net asset value, beginning of period	$25.49	$22.97	$21.72	$21.68	$18.92

Income from investment operations

Net investment loss	(0.16)	(0.19)	(0.22)	(0.08)	0

Net realized and unrealized gains or losses on securities	(2.88)	3.22	4.02	2.07	5.55

Total from investment operations	(3.04)	3.03	3.80	1.99	5.55

Distributions to shareholders from

Net investment income	0	0	0	(0.01)	0

Net realized gains	(2.20)	(0.51)	(2.55)	(1.94)	(2.79)

Total distributions to shareholders	(2.20)	(0.51)	(2.55)	(1.95)	(2.79)

Net asset value, end of period	$20.25	$25.49	$22.97	$21.72	$21.68

Total return*	(13.42%)	13.37%	19.08%	9.86%	33.88%

Ratios and supplemental data

Net assets, end of period (thousands)	$233,563	$223,242	$253,281	$196,751	$113,587

Ratios to average net assets
Expenses‡	2.22%	2.41%	2.14%	2.09%	2.16%

Net investment loss	(0.66%)	(0.82%)	(0.96%)	(0.70%)	(0.22%)

Portfolio turnover rate	141%	77%	82%	104%	64%

		Year Ended September 30,
		2001#	2000 #	1999	1998 (b)

CLASS I (a)††

Net asset value, beginning of period		$27.49	$24.50	$22.74	$20.81

Income from investment operations

Net investment income		0.05	0.12	0	0.02

Net realized and unrealized gains or losses on securities		(3.13)	3.38	4.31	2.16

Total from investment operations		(3.08)	3.50	4.31	2.18

Distributions to shareholders from

Net realized gains		(2.20)	(0.51)	(2.55)	(0.25)

Net asset value, end of period		$22.21	$27.49	$24.50	$22.74

Total return		(12.54%)	14.48%	20.57%	10.56%

Ratios and supplemental data

Net assets, end of period (thousands)		$1,210	$37	$1	$1

Ratios to average net assets
Expenses‡		1.25%	1.34%	1.13%	1.09%†

Net investment income		0.21%	0.47%	0.08%	0.38%†

Portfolio turnover rate		141%	77%	82%	104%

(a)Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.

(b)For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized. ††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Evergreen Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 #	1997 #

CLASS A

Net asset value, beginning of period	$16.88	$24.24	$21.11	$22.96	$17.64

Income from investment operations

Net investment income (loss)	(0.03)	(0.12)	0.02	0.06	0.11

Net realized and unrealized gains or losses on securities	(5.43)	2.79	3.22	(1.31)	5.71

Total from investment operations	(5.46)	2.67	3.24	(1.25)	5.82

Distributions to shareholders from

Net investment income	0	0	(0.04)	(0.10)	(0.09)

Net realized gains	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Total distributions to shareholders	(0.21)	(10.03)	(0.11)	(0.60)	(0.50)

Net asset value, end of period	$11.21	$16.88	$24.24	$21.11	$22.96

Total return*	(32.68%)	11.07%	15.34%	(5.59%)	33.72%

Ratios and supplemental data

Net assets, end of period (millions)	$85	$161	$180	$183	$161

Ratios to average net assets
Expenses‡	1.51%	1.43%	1.39%	1.44%	1.40%

Net investment income (loss)	(0.20%)	(0.49%)	0.06%	0.24%	0.58%

Portfolio turnover rate	160%	119%	35%	7%	12%

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$16.21	$23.80	$20.82	$22.69	$17.49

Income from investment operations

Net investment loss	(0.13)	(0.28)	(0.17)	(0.12)	(0.03)

Net realized and unrealized gains or losses on securities	(5.19)	2.72	3.22	(1.25)	5.64

Total from investment operations	(5.32)	2.44	3.05	(1.37)	5.61

Distributions to shareholders from

Net realized gains	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Net asset value, end of period	$10.68	$16.21	$23.80	$20.82	$22.69

Total return*	(33.17%)	10.22%	14.65%	(6.18%)	32.69%

Ratios and supplemental data

Net assets, end of period (millions)	$296	$553	$646	$624	$503

Ratios to average net assets
Expenses‡	2.27%	2.18%	2.14%	2.19%	2.15%

Net investment loss	(0.95%)	(1.23%)	(0.70%)	(0.50%)	(0.16%)

Portfolio turnover rate	160%	119%	35%	7%	12%

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN
Evergreen Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 #	1997 #

CLASS C

Net asset value, beginning of period	$16.18	$23.77	$20.79	$22.66	$17.47

Income from investment operations

Net investment loss	(0.13)	(0.28)	(0.16)	(0.11)	(0.04)

Net realized and unrealized gains or losses on securities	(5.19)	2.72	3.21	(1.26)	5.64

Total from investment operations	(5.32)	2.44	3.05	(1.37)	5.60

Distributions to shareholders from

Net realized gains	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Net asset value, end of period	$10.65	$16.18	$23.77	$20.79	$22.66

Total return*	(33.23%)	10.23%	14.67%	(6.19%)	32.67%

Ratios and supplemental data

Net assets, end of period (millions)	$6	$11	$14	$13	$9

Ratios to average net assets
Expenses‡	2.27%	2.18%	2.14%	2.19%	2.16%

Net investment loss	(0.95%)	(1.24%)	(0.70%)	(0.50%)	(0.18%)

Portfolio turnover rate	160%	119%	35%	7%	12%

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 #	1997 #

CLASS I††
Net asset value, beginning of period	$17.20	$24.48	$21.25	$23.07	$17.71

Income from investment operations

Net investment income (loss)	0.01	(0.06)	0.07	0.12	0.16

Net realized and unrealized gains or losses on securities	(5.55)	2.81	3.28	(1.30)	5.73

Total from investment operations	(5.54)	2.75	3.35	(1.18)	5.89

Distributions to shareholders from

Net investment income	0	0	(0.05)	(0.14)	(0.12)

Net realized gains	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Total distributions to shareholders	(0.21)	(10.03)	(0.12)	(0.64)	(0.53)

Net asset value, end of period	$11.45	$17.20	$24.48	$21.25	$23.07

Total return	(32.53%)	11.32%	15.79%	(5.25%)	34.08%

Ratios and supplemental data

Net assets, end of period (millions)	$508	$887	$1,086	$1,028	$1,104

Ratios to average net assets
Expenses‡	1.27%	1.18%	1.14%	1.18%	1.15%

Net investment income (loss)	0.05%	(0.23%)	0.30%	0.49%	0.80%

Portfolio turnover rate	160%	119%	35%	7%	12%

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001	2000	1999	1998	1997

CLASS A (a)

Net asset value, beginning of period	$25.11	$15.99	$14.60	$19.94	$18.47

Income from investment operations

Net investment loss	(0.23)	(0.20)	(0.12)	(0.12)	(0.17)

Net realized and unrealized gains or losses on securities	(6.84)	10.19	2.07	(4.03)	4.19

Total from investment operations	(7.07)	9.99	1.95	(4.15)	4.02

Distributions to shareholders from

Net realized gains	(5.69)	(0.87)	(0.56)	(1.19)	(2.55)

Net asset value, end of period	$12.35	$25.11	$15.99	$14.60	$19.94

Total return*	(33.68%)	65.01%	13.90%	(22.08%)	25.81%

Ratios and supplemental data

Net assets, end of period (thousands)	$64,885	$114,248	$92,229	$77,720	$105,033

Ratios to average net assets
Expenses‡	1.34%	1.44%	1.30%	1.26%	1.28%

Net investment loss	(0.79%)	(0.91%)	(0.71%)	(0.56%)	(0.67%)

Portfolio turnover rate	111%	137%	108%	88%	77%

				Year Ended September 30,
				2001	2000 (b)

CLASS B (a)

Net asset value, beginning of period				$23.97	$14.88

Income from investment operations
Net investment loss				(0.20)	(0.35)

Net realized and unrealized gains or losses on securities				(6.58)	10.31

Total from investment operations				(6.78)	9.96

Distributions to shareholders from

Net realized gains				(5.69)	(0.87)

Net asset value, end of period				$11.50	$23.97

Total return*				(34.19%)	69.62%

Ratios and supplemental data

Net assets, end of period (millions)				$6,252	$6,155

Ratios to average net assets
Expenses‡				2.09%	2.14%†

Net investment loss				(1.55%)	(1.60%)†

Portfolio turnover rate				111%	137%

(a)Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergren Growth Fund.

(b)For the period from October 18, 1999 (commencement of class operations) to September 30, 2000.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001	2000	1999	1998	1997

CLASS C (a)

Net asset value, beginning of period	$23.94	$15.39	$14.18	$19.53	$18.29

Income from investment operations

Net investment loss	(0.19)	(0.35)	(0.25)	(0.23)	(0.22)

Net realized and unrealized gains or losses on securities	(6.57)	9.77	2.02	(3.93)	4.01

Total from investment operations	(6.76)	9.42	1.77	(4.16)	3.79

Distributions to shareholders from

Net realized gains	(5.69)	(0.87)	(0.56)	(1.19)	(2.55)

Net asset value, end of period	$11.49	$23.94	$15.39	$14.18	$19.53

Total return*	(34.13%)	63.79%	13.01%	(22.62%)	24.66%

Ratios and supplemental data

Net assets, end of period (thousands)	$263,292	$439,879	$334,484	$383,188	$506,230

Ratios to average net assets
Expenses‡	2.09%	2.20%	2.05%	2.01%	2.03%

Net investment loss	(1.54%)	(1.67%)	(1.45%)	(1.30%)	(1.42%)

Portfolio turnover rate	111%	137%	108%	88%	77%

		Year Ended September 30,
		2001	2000	1999	1998 (b)

CLASS I (a)††

Net asset value, beginning of period		$25.28	$16.05	$14.63	$18.12

Income from investment operations

Net investment loss		(0.15)	(0.15)	(0.07)	(0.02)

Net realized and unrealized gains or losses on securities		(6.94)	10.25	2.05	(3.28)

Total from investment operations		(7.09)	10.10	1.98	(3.30)

Distributions to shareholders from

Net realized gains		(5.69)	(0.87)	(0.56)	(0.19)

Net asset value, end of period		$12.50	$25.28	$16.05	$14.63

Total return		(33.49%)	65.47%	14.08%	(18.36%)

Ratios and supplemental data

Net assets, end of period (thousands)		$116,217	$136,704	$35,427	$25,353

Ratios to average net assets
Expenses‡		1.09%	1.18%	1.05%	1.01%†

Net investment loss		(0.55%)	(0.65%)	(0.47%)	(0.04%)†

Portfolio turnover rate		111%	137%	108%	88%

(a)Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergren Growth Fund.

(b)For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized. ††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Large Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

			Year Ended September 30,
			2001	2000	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period			$12.64	$11.03	$9.67	$9.12

Income from investment operations

Net investment income (loss)			(0.01)	(0.05)	(0.03)	0.01

Net realized and unrealized gains or losses on securities			(4.40)	3.46	2.73	0.54

Total from investment operations			(4.41)	3.41	2.70	0.55

Distributions to shareholders from

Net realized gains			(2.63)	(1.80)	(1.34)	0

Net asset value, end of period			$5.60	$12.64	$11.03	$9.67

Total return*			(41.80%)	33.16%	30.15%	6.03%

Ratios and supplemental data

Net assets, end of period (millions)			$534	$1,090	$862	$706

Ratios to average net assets
Expenses‡			1.01%	0.95%	1.00%	1.10%†

Net investment income (loss)			(0.15%)	(0.34%)	(0.29%)	0.08%†

Portfolio turnover rate			184%	147%	132%	141%

	Year Ended September 30,					Year Ended October 31, 1996
	2001	2000	1999 #	1998 #	1997 (b) #

CLASS B

Net asset value, beginning of period	$12.34	$10.89	$9.63	$10.61	$8.68	$8.05

Income from investment operations

Net investment income (loss)	(0.02)	(0.21)	(0.11)	(0.03)	0.01	(0.04)

Net realized and unrealized gains or losses on securities	(4.31)	3.46	2.71	0.39	2.96	1.04

Total from investment operations	(4.33)	3.25	2.60	0.36	2.97	1.00

Distributions to shareholders from

Net investment income	0	0	0	(0.02)	0	(0.01)

Net realized gains	(2.63)	(1.80)	(1.34)	(1.32)	(1.04)	(0.36)

Total distributions to shareholders	(2.63)	(1.80)	(1.34)	(1.34)	(1.04)	(0.37)

Net asset value, end of period	$5.38	$12.34	$10.89	$9.63	$10.61	$8.68

Total return*	(42.28%)	31.99%	29.15%	3.87%	37.74%	12.95%

Ratios and supplemental data

Net assets, end of period (millions)	$43	$86	$103	$130	$920	$497

Ratios to average net assets
Expenses‡	1.76%	1.71%	1.75%	1.36%	1.19%†	1.91%

Net investment income (loss)	(0.90%)	(1.09%)	(1.03%)	(0.26%)	0.12%†	(0.48%)

Portfolio turnover rate	184%	147%	132%	141%	71%	156%

(a)For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.

(b)For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Large Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001	2000	1999 #	1998 (a) #

CLASS C

Net asset value, beginning of period	$12.35	$10.89	$9.63	$9.25

Income from investment operations

Net investment loss	(0.03)	(0.04)	(0.12)	(0.07)

Net realized and unrealized gains or losses on securities	(4.30)	3.30	2.72	0.45

Total from investment operations	(4.33)	3.26	2.60	0.38

Distributions to shareholders from

Net realized gains	(2.63)	(1.80)	(1.34)	0

Net asset value, end of period	$5.39	$12.35	$10.89	$9.63

Total return*	(42.22%)	32.08%	29.15%	4.11%

Ratios and supplemental data

Net assets, end of period (thousands)	$5,690	$7,176	$2,452	$453

Ratios to average net assets
Expenses‡	1.76%	1.71%	1.75%	1.84%†

Net investment loss	(0.88%)	(1.11%)	(1.08%)	(0.80%)†

Portfolio turnover rate	184%	147%	132%	141%

		Year Ended September 30,
		2001	2000	1999 (b) #

CLASS I††

Net asset value, beginning of period		$12.51	$10.92	$11.28

Income from investment operations

Net investment loss		0	(0.01)	0

Net realized and unrealized gains or losses on securities		(4.34)	3.40	(0.36)

Total from investment operations		(4.34)	3.39	(0.36)

Distributions to shareholders from

Net realized gains		(2.63)	(1.80)	0

Net asset value, end of period		$5.54	$12.51	$10.92

Total return		(41.65%)	33.34%	(3.19%)

Ratios and supplemental data

Net assets, end of period (thousands)		$1,604	$2,602	$238

Ratios to average net assets
Expenses‡		0.76%	0.71%	0.75%†

Net investment income (loss)		0.11%	(0.14%)	(0.10%)†

Portfolio turnover rate		184%	147%	132%

(a)For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.

(b)For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Masters Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001	2000 #	1999 (a)

CLASS A

Net asset value, beginning of period	$13.22	$10.05	$10.00

Income from investment operations

Net investment loss	(0.08)	(0.10)	(0.05)

Net realized and unrealized gains or losses on securities	(4.13)	3.27	0.10

Total from investment operations	(4.21)	3.17	0.05

Distributions to shareholders from

Net realized gains	(1.77)	0	0

Net asset value, end of period	$7.24	$13.22	$10.05

Total return*	(35.91%)	31.54%	0.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$100,713	$192,473	$167,848

Ratios to average net assets
Expenses‡	1.63%	1.58%	1.72%†

Net investment loss	(0.77%)	(0.78%)	(0.70%)†

Portfolio turnover rate	80%	111%	63%

	Year Ended September 30,
	2001	2000 #	1999 (a)

CLASS B

Net asset value, beginning of period	$13.07	$10.01	$10.00

Income from investment operations

Net investment loss	(0.13)	(0.19)	(0.09)

Net realized and unrealized gains or losses on securities	(4.09)	3.25	0.10
Total from investment operations	(4.22)	3.06	0.01

Distributions to shareholders from

Net realized gains	(1.77)	0	0

Net asset value, end of period	$7.08	$13.07	$10.01

Total return*	(36.46%)	30.57%	0.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$92,928	$133,637	$82,979

Ratios to average net assets
Expenses‡	2.38%	2.34%	2.47%†

Net investment loss	(1.52%)	(1.54%)	(1.48%)†

Portfolio turnover rate	80%	111%	63%

(a)For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.

*Excluding applicable sales charges.

#Net investment loss per share is based average shares outstanding during the period.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Masters Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001	2000 #	1999 (a)

CLASS C

Net asset value, beginning of period	$13.05	$10.00	$10.00

Income from investment operations

Net investment loss	(0.11)	(0.19)	(0.09)

Net realized and unrealized gains or losses on securities	(4.10)	3.24	0.09

Total from investment operations	(4.21)	3.05	0

Distributions to shareholders from

Net realized gains	(1.77)	0	0

Net asset value, end of period	$7.07	$13.05	$10.00

Total return*	(36.44%)	30.50%	0.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$9,450	$11,387	$4,837

Ratios to average net assets
Expenses‡	2.39%	2.35%	2.47%†

Net investment loss	(1.52%)	(1.55%)	(1.48%)†

Portfolio turnover rate	80%	111%	63%

	Year Ended September 30,
	2001	2000 #	1999 (a)

CLASS I††

Net asset value, beginning of period	$13.27	$10.07	$10.00

Income from investment operations

Net investment loss	(0.05)	(0.07)	(0.01)

Net realized and unrealized gains or losses on securities	(4.16)	3.27	0.08

Total from investment operations	(4.21)	3.20	0.07

Distributions to shareholders from

Net realized gains	(1.77)	0	0

Net asset value, end of period	$7.29	$13.27	$10.07

Total return	(35.76%)	31.78%	0.70%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,228	$4,479	$3,348

Ratios to average net assets
Expenses‡	1.37%	1.34%	1.50%†

Net investment loss	(0.52%)	(0.53%)	(0.43%)†

Portfolio turnover rate	80%	111%	63%

(a)For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.

*Excluding applicable sales charges.

#Net investment loss per share is based on average shares outstanding during the period.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective on the close the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Insititutional shares (Class I),

See Combined Notes to Financial Statements.

EVERGREEN
Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,					Year Ended December 31, 1996
	2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS A

Net asset value, beginning of period	$38.93	$26.82	$21.50	$22.69	$19.52	$19.56

Income from investment operations

Net investment loss	(0.19)	(0.22)	(0.17)	(0.09)	(0.03)	(0.06)

Net realized and unrealized gains or losses on securities	(16.67)	13.32	8.10	1.03	4.05	2.15

Total from investment operations	(16.86)	13.10	7.93	0.94	4.02	2.09

Distributions to shareholders from

Net realized gains	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)	(2.13)

Net asset value, end of period	$20.43	$38.93	$26.82	$21.50	$22.69	$19.52

Total return*	(44.67%)	49.83%	39.56%	4.43%	21.45%	11.31%

Ratios and supplemental data

Net assets, end of period (thousands)	$504,419	$865,958	$371,361	$156,220	$162,847	$154,825

Ratios to average net assets
Expenses‡	1.31%	1.18%	1.30%	1.32%	1.32%†	1.33%

Net investment loss	(0.74%)	(0.59%)	(0.66%)	(0.38%)	(0.20%)†	(0.29%)

Portfolio turnover rate	198%	152%	120%	159%	76%	173%

	Year Ended September 30,					Year Ended December 31, 1996
	2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS B

Net asset value, beginning of period	$35.92	$24.99	$20.32	$21.71	$18.83	$19.10

Income from investment operations

Net investment loss	(0.36)	(0.46)	(0.34)	(0.25)	(0.15)	(0.17)

Net realized and unrealized gains or losses on securities	(15.30)	12.38	7.62	0.99	3.88	2.03

Total from investment operations	(15.66)	11.92	7.28	0.74	3.73	1.86

Distributions to shareholders from

Net realized gains	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)	(2.13)

Net asset value, end of period	$18.62	$35.92	$24.99	$20.32	$21.71	$18.83

Total return*	(45.09%)	48.72%	38.57%	3.64%	20.68%	10.31%

Ratios and supplemental data

Net assets, end of period (thousands)	$778,976	$1,349,647	$372,956	$114,068	$110,349	$89,921

Ratios to average net assets
Expenses‡	2.06%	1.94%	2.05%	2.10%	2.18%†	2.20%

Net investment loss	(1.49%)	(1.35%)	(1.41%)	(1.16%)	(1.06%)†	(1.15%)

Portfolio turnover rate	198%	152%	120%	159%	76%	173%

(a)For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,					Year Ended December 31, 1996
	2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS C

Net asset value, beginning of period	$36.01	$25.05	$20.37	$21.74	$18.86	$19.13

Income from investment operations

Net investment loss	(0.36)	(0.47)	(0.33)	(0.25)	(0.15)	(0.18)

Net realized and unrealized gains or losses on securities	(15.34)	12.42	7.62	1.01	3.88	2.04

Total from investment operations	(15.70)	11.95	7.29	0.76	3.73	1.86

Distributions to shareholders from

Net realized gains	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)	(2.13)

Net asset value, end of period	$18.67	$36.01	$25.05	$20.37	$21.74	$18.86

Total return*	(45.09%)	48.73%	38.52%	3.73%	20.65%	10.29%

Ratios and supplemental data

Net assets, end of period (thousands)	$189,191	$285,022	$26,929	$13,752	$16,067	$17,628

Ratios to average net assets
Expenses‡	2.07%	1.95%	2.04%	2.11%	2.18%†	2.21%

Net investment loss	(1.49%)	(1.37%)	(1.40%)	(1.16%)	(1.05%)†	(1.17%)

Portfolio turnover rate	198%	152%	120%	159%	76%	173%

		Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS I††

Net asset value, beginning of period		$39.23	$26.96	$21.54	$22.68	$19.98

Income from investment operations

Net investment loss		(0.13)	(0.13)	(0.11)	(0.02)	(0.01)

Net realized and unrealized gains or losses on securities		(16.81)	13.39	8.14	1.01	3.56

Total from investment operations		(16.94)	13.26	8.03	0.99	3.55

Distributions to shareholders from

Net realized gains		(1.64)	(0.99)	(2.61)	(2.13)	(0.85)

Net asset value, end of period		$20.65	$39.23	$26.96	$21.54	$22.68

Total return		(44.53%)	50.17%	39.99%	4.67%	18.60%

Ratios and supplemental data

Net assets, end of period (thousands)		$14,151	$23,520	$4,586	$571	$5

Ratios to average net assets
Expenses‡		1.06%	0.94%	1.05%	1.11%	1.24%†

Net investment loss		(0.49%)	(0.36%)	(0.42%)	(0.09%)	(0.21%)†

Portfolio turnover rate		198%	152%	120%	159%	76%

(a)For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

(b)For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Premier 20 Fund
Financial Highlights
(For a share outstanding throughout each period)

Year Ended September 30, 2001 (a)

CLASS A

Net asset value, beginning of period	$10.00

Income from investment operations

Net investment loss	(0.04)

Net realized and unrealized losses on securities	(5.01)

Total from investment operations	(5.05)

Net asset value, end of period	$4.95

Total return*	(50.50%)

Ratios and supplemental data

Net assets, end of period (thousands)	$97,212

Ratios to average net assets
Expenses‡	1.51%†

Net investment loss	(0.66%)†

Portfolio turnover rate	333%

Year Ended September 30, 2001 (a)

CLASS B

Net asset value, beginning of period	$10.00

Income from investment operations

Net investment loss	(0.08)

Net realized and unrealized losses on securities	(5.01)

Total from investment operations	(5.09)

Net asset value, end of period	$4.91

Total return*	(50.90%)

Ratios and supplemental data

Net assets, end of period (thousands)	$6,042

Ratios to average net assets
Expenses‡	2.27%†

Net investment loss	(1.49%)†

Portfolio turnover rate	333%

(a)For the period from October 31, 2000 (commencement of class operations) through September 30, 2001.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Premier 20 Fund
Financial Highlights
(For a share outstanding throughout each period)

Year Ended September 30, 2001 (a)

CLASS C

Net asset value, beginning of period	$10.00

Income from investment operations

Net investment loss	(0.08)

Net realized and unrealized losses on securities	(5.00)

Total from investment operations	(5.08)

Net asset value, end of period	$4.92

Total return*	(50.80%)

Ratios and supplemental data

Net assets, end of period (thousands)	$2,056

Ratios to average net assets
Expenses‡	2.27%†

Net investment loss	(1.45%)†

Portfolio turnover rate	333%

Year Ended September 30, 2001 (a)

CLASS I††

Net asset value, beginning of period	$10.00

Income from investment operations

Net investment loss	(0.02)

Net realized and unrealized losses on securities	(5.02)

Total from investment operations	(5.04)

Net asset value, end of period	$4.96

Total return	(50.40%)

Ratios and supplemental data

Net assets, end of period (thousands)	$74

Ratios to average net assets
Expenses‡	1.26%†

Net investment loss	(0.38%)†

Portfolio turnover rate	333%

(a)For the period from October 31, 2000 (commencement of class operations) through September 30, 2001.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Small Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

			Year Ended September 30,
			2001 #	2000 #	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period			$10.57	$6.47	$5.72	$7.75

Income from investment operations

Net investment loss			(0.02)	(0.04)	(0.04)	(0.04)

Net realized and unrealized gains or losses on securities			(3.73)	4.14	1.97	(1.99)

Total from investment operations			(3.75)	4.10	1.93	(2.03)

Distributions to shareholders from

Net realized gains			(3.34)	0	(1.18)	0

Net asset value, end of period			$3.48	$10.57	$6.47	$5.72

Total return*			(46.35%)	63.37%	39.74%	(26.19%)

Ratios and supplemental data

Net assets, end of period (millions)			$574	$1,110	$712	$589

Ratios to average net assets
Expenses‡			1.05%	1.01%	1.17%	1.15%†

Net investment loss			(0.41%)	(0.46%)	(0.63%)	(0.50%)†

Portfolio turnover rate			181%	220%	125%	97%

	Year Ended September 30,					Year Ended May 31, 1997
	2001 #	2000 #	1999 #	1998 #	1997 (b) #

CLASS B

Net asset value, beginning of period	$10.35	$6.39	$5.69	$9.44	$8.44	$10.35

Income from investment operations

Net investment loss	(0.06)	(0.11)	(0.07)	(0.07)	(0.04)	(0.11)

Net realized and unrealized gains or losses on securities	(3.60)	4.07	1.95	(2.90)	1.74	(0.78)

Total from investment operations	(3.66)	3.96	1.88	(2.97)	1.70	(0.89)

Distributions to shareholders from

Net realized gains	(3.34)	0	(1.18)	(0.78)	(0.70)	(1.02)

Net asset value, end of period	$3.35	$10.35	$6.39	$5.69	$9.44	$8.44

Total return*	(46.54%)	61.97%	38.95%	(33.91%)	21.43%	(8.61%)

Ratios and supplemental data

Net assets, end of period (millions)	$35	$81	$107	$200	$1,546	$1,407

Ratios to average net assets
Expenses‡	1.80%	1.77%	1.93%	1.36%	1.77%†	1.75%

Net investment loss	(1.17%)	(1.23%)	(1.35%)	(0.89%)	(1.43%)†	(1.32%)

Portfolio turnover rate	181%	220%	125%	97%	28%	48%

(a)For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.

(b)For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Small Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 (a) #

CLASS C

Net asset value, beginning of period	$10.36	$6.39	$5.70	$7.73

Income from investment operations

Net investment loss	(0.06)	(0.12)	(0.07)	(0.10)

Net realized and unrealized gains or losses on securities	(3.61)	4.09	1.94	(1.93)

Total from investment operations	(3.67)	3.97	1.87	(2.03)

Distributions to shareholders from

Net realized gains	(3.34)	0	(1.18)	0

Net asset value, end of period	$3.35	$10.36	$6.39	$5.70

Total return*	(46.60%)	62.13%	38.65%	(26.26%)

Ratios and supplemental data

Net assets, end of period (millions)	$4	$9	$2	$4

Ratios to average net assets
Expenses‡	1.80%	1.76%	1.93%	1.90%†

Net investment loss	(1.18%)	(1.20%)	(1.36%)	(1.32%)†

Portfolio turnover rate	181%	220%	125%	97%

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 (a) #

CLASS I††

Net asset value, beginning of period	$10.64	$6.51	$5.74	$7.73

Income from investment operations

Net investment loss	(0.01)	(0.02)	(0.03)	(0.02)

Net realized and unrealized gains or losses on securities	(3.75)	4.15	1.98	(1.97)

Total from investment operations	(3.76)	4.13	1.95	(1.99)

Distributions to shareholders from

Net realized gains	(3.34)	0	(1.18)	0

Net asset value, end of period	$3.54	$10.64	$6.51	$5.74

Total return	(46.06%)	63.44%	40.01%	(25.74%)

Ratios and supplemental data

Net assets, end of period (millions)	$2	$5	$2	$1

Ratios to average net assets
Expenses‡	0.80%	0.77%	0.92%	0.91%†

Net investment loss	(0.18%)	(0.21%)	(0.42%)	(0.33%)†

Portfolio turnover rate	181%	220%	125%	97%

(a)For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Stock Selector Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,				Year Ended June 30,
	2001 #	2000	1999	1998 (a)	1998	1997

CLASS A

Net asset value, beginning of period	$17.69	$20.06	$18.34	$22.43	$21.13	$17.28

Income from investment operations

Net investment income (loss)	0.04	(0.01)	(0.02)	0	(0.02)	0.07

Net realized and unrealized gains or losses on securities and futures contracts	(4.81)	2.47	5.86	(4.09)	4.24	5.32

Total from investment operations	(4.77)	2.46	5.84	(4.09)	4.22	5.39

Distributions to shareholders from

Net investment income	(0.04)	0	(0.01)	0	0	(0.07)

Net realized gains	(0.65)	(4.83)	(4.11)	0	(2.92)	(1.47)

Total distributions to shareholders	(0.69)	(4.83)	(4.12)	0	(2.92)	(1.54)

Net asset value, end of period	$12.23	$17.69	$20.06	$18.34	$22.43	$21.13

Total return*	(27.82%)	12.31%	35.15%	(18.23%)	21.54%	32.74%

Ratios and supplemental data

Net assets, end of period (thousands)	$15,410	$22,908	$20,930	$15,910	$20,509	$16,043

Ratios to average net assets
Expenses‡	0.96%	1.08%	1.10%	1.18%†	1.25%	1.23%

Net investment income (loss)	0.25%	(0.08%)	(0.16%)	(0.06%)†	(0.10%)	0.38%

Portfolio turnover rate	54%	67%	85%	28%	61%	79%

		Year Ended September 30,				Year Ended June 30, 1998 (b) (c)
		2001 #	2000	1999	1998 (a)

CLASS B

Net asset value, beginning of period		$17.21	$19.77	$18.23	$22.33	$22.76

Income from investment operations

Net investment loss		(0.07)	(0.13)	(0.06)	(0.03)	(0.09)

Net realized and unrealized gains or losses on securities and futures contracts		(4.67)	2.40	5.71	(4.07)	2.90

Total from investment operations		(4.74)	2.27	5.65	(4.10)	2.81

Distributions to shareholders from

Net realized gains		(0.65)	(4.83)	(4.11)	0	(3.24)

Net asset value, end of period		$11.82	$17.21	$19.77	$18.23	$22.33

Total return*		(28.44%)	11.42%	34.18%	(18.36%)	14.38%

Ratios and supplemental data

Net assets, end of period (thousands)		$2,017	$2,704	$2,376	$413	$349

Ratios to average net assets
Expenses‡		1.73%	1.84%	1.82%	1.94%†	2.00%

Net investment loss		(0.47%)	(0.84%)	(0.86%)	(0.74%)†	(0.85%)

Portfolio turnover rate		54%	67%	85%	28%	61%

(a)For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998. Effective the close of business July 28, 1998, the Stock Selector Fund acquired all the assets and certain liabilities of the CoreFund Core Equity Fund through a tax free exchange of shares. The operating results of the CoreFund Core Equity Fund have been carried forward for prior periods.

(b)For the period from November 7, 1997 (commencement of class operations) to June 30, 1998.

(c)Net realized gains per share adjusted to reflect a reverse stock split which occurred on June 24, 1998.

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Stock Selector Fund
Financial Highlights
(For a share outstanding throughout each period)

				Year Ended September 30,
				2001 #	2000	1999 (a)

CLASS C

Net asset value, beginning of period				$17.50	$20.02	$21.58

Income from investment operations

Net investment loss				(0.08)	(0.12)	(0.01)

Net realized and unrealized gains or losses on securities and futures contracts				(4.74)	2.43	(1.55)

Total from investment operations				(4.82)	2.31	(1.56)

Distributions to shareholders from

Net realized gains				(0.65)	(4.83)	0

Net asset value, end of period				$12.03	$17.50	$20.02

Total return*				(28.42%)	11.49%	(7.23%)

Ratios and supplemental data

Net assets, end of period (thousands)				$88	$409	$78

Ratios to average net assets
Expenses‡				1.72%	1.84%	1.87%†

Net investment loss				(0.54%)	(0.82%)	(0.78%)†

Portfolio turnover rate				54%	67%	85%

	Year Ended September 30,				Year Ended June 30,
	2001 #	2000	1999	1998 (b)	1998	1997

CLASS I††

Net asset value, beginning of period	$17.78	$20.11	$18.35	$22.43	$21.11	$17.26

Income from investment operations

Net investment income	0.08	0.03	0.02	0.01	0.04	0.12

Net realized and unrealized gains or losses on securities and futures contracts	(4.85)	2.48	5.87	(4.09)	4.24	5.32

Total from investment operations	(4.77)	2.51	5.89	(4.08)	4.28	5.44

Distributions to shareholders from

Net investment income	(0.08)	(0.01)	(0.02)	0	(0.04)	(0.12)

Net realized gains	(0.65)	(4.83)	(4.11)	0	(2.92)	(1.47)

Total distributions to shareholders	(0.73)	(4.84)	(4.13)	0	(2.96)	(1.59)

Net asset value, end of period	$12.28	$17.78	$20.11	$18.35	$22.43	$21.11

Total return	(27.72%)	12.62%	35.49%	(18.19%)	21.90%	33.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$843,929	$1,062,608	$476,928	$424,992	$563,987	$515,015

Ratios to average net assets
Expenses‡	0.73%	0.81%	0.85%	0.93%†	1.00%	0.98%

Net investment income	0.52%	0.24%	0.09%	0.19%†	0.15%	0.63%

Portfolio turnover rate	54%	67%	85%	28%	61%	79%

(a)For the period from June 30, 1999 (commencement of class operations) to September 30, 1999. (b)For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998. Effective the close of business July 28, 1998, the Stock Selector Fund acquired all the assets and certain liabilities of the CoreFund Core Equity Fund through a tax free exchange of shares. The operating results of the CoreFund Core Equity Fund have been carried forward for prior periods.

#Net investment income (loss) per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Stock Selector Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001 #	2000 (a)

CLASS IS

Net asset value, beginning of period	$17.69	$19.83

Income from investment operations

Net investment income	0.04	0.01

Net realized and unrealized gains or losses on securities and futures contracts	(4.81)	0.34

Total from investment operations	(4.77)	0.35

Distributions to shareholders from

Net investment income	(0.04)	0

Net realized gains	(0.65)	(2.49)

Total distributions to shareholders	(0.69)	(2.49)

Net asset value, end of period	$12.23	$17.69

Total return	(27.85%)	1.56%

Ratios and supplemental data

Net assets, end of period (thousands)	$967	$1,435

Ratios to average net assets
Expenses‡	0.98%	1.00%†

Net investment income	0.27%	0.21%†

Portfolio turnover rate	54%	67%

(a)For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

#Net investment income per share is based on average shares outstanding during the period.

‡Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Tax Strategic Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period	$15.78	$14.01	$10.65	$10.11

Income from investment operations

Net investment loss	(0.06)	(0.07)	(0.03)	0

Net realized and unrealized gains or losses on securities	(4.82)	1.84	3.41	0.54

Total from investment operations	(4.88)	1.77	3.38	0.54

Distributions to shareholders from

Net investment income	0	0	(0.02)	0

Net asset value, end of period	$10.90	$15.78	$14.01	$10.65

Total return*	(30.93%)	12.63%	31.69%	5.34%

Ratios and supplemental data

Net assets, end of period (thousands)	$4,306	$8,157	$5,055	$10

Ratios to average net assets
Expenses‡	1.71%	1.63%	1.58%	1.54%†

Net investment income (loss)	(0.42%)	(0.42%)	(0.25%)	9.12%†

Portfolio turnover rate	55%	29%	90%	0%

		Year Ended September 30,
		2001 #	2000 #	1999 (b) #

CLASS B

Net asset value, beginning of period		$15.57	$13.94	$10.26

Income from investment operations

Net investment loss		(0.15)	(0.19)	(0.13)

Net realized and unrealized gains or losses on securities		(4.74)	1.82	3.83

Total from investment operations		(4.89)	1.63	3.70

Distributions to shareholders from

Net investment income		0	0	(0.02)

Net asset value, end of period		$10.68	$15.57	$13.94

Total return*		(31.41%)	11.69%	36.01%

Ratios and supplemental data

Net assets, end of period (thousands)		$9,618	$13,346	$7,882

Ratios to average net assets
Expenses‡		2.46%	2.39%	2.33%†

Net investment loss		(1.15%)	(1.17%)	(1.03%)†

Portfolio turnover rate		55%	29%	90%

(a)For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.

(b)For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.

#Net investment loss per share is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Tax Strategic Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended September 30,
	2001 #	2000 #	1999 (a) #

CLASS C

Net asset value, beginning of period		$15.59	$13.96	$12.51

Income from investment operations

Net investment loss		(0.15)	(0.19)	(0.14)

Net realized and unrealized gains or losses on securities		(4.74)	1.82	1.61

Total from investment operations		(4.89)	1.63	1.47

Distributions to shareholders from

Net investment income		0	0	(0.02)

Net asset value, end of period		$10.70	$15.59	$13.96

Total return*		(31.37%)	11.68%	11.71%

Ratios and supplemental data

Net assets, end of period (thousands)		$4,410	$5,063	$2,162

Ratios to average net assets
Expenses‡		2.47%	2.40%	2.33%†

Net investment loss		(1.15%)	(1.19%)	(0.98%)†

Portfolio turnover rate		55%	29%	90%

	Year Ended September 30,
	2001 #	2000 #	1999 #	1998 (b) #

CLASS I††

Net asset value, beginning of period	$15.89	$14.08	$10.65	$10.00

Income from investment operations

Net investment loss	(0.03)	(0.02)	0	0

Net realized and unrealized gains or losses on securities	(4.85)	1.83	3.45	0.65

Total from investment operations	(4.88)	1.81	3.45	0.65

Distributions to shareholders from

Net investment income	0	0	(0.02)	0

Net asset value, end of period	$11.01	$15.89	$14.08	$10.65

Total return	(30.71%)	12.86%	32.34%	6.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$105	$1,097	$2,454	$3,629

Ratios to average net assets
Expenses‡	1.41%	1.36%	1.32%	1.30%†

Net investment income (loss)	(0.22%)	(0.14%)	(0.01%)	8.87%†

Portfolio turnover rate	55%	29%	90%	0%

(a)For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.

(b)For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.

#Net investment income (loss) is based on average shares outstanding during the period.

*Excluding applicable sales charges.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

††Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Aggressive Growth Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 91.9%
CONSUMER DISCRETIONARY - 25.4%
Automobiles - 2.7%
Harley-Davidson, Inc.	150,000	$6,075,000
Hotels, Restaurants & Leisure - 3.5%
Applebee’s International, Inc.	138,700	4,091,650
Brinker International, Inc. *	166,500	3,932,730
8,024,380
Leisure Equipment & Products - 3.0%
Activision, Inc. *	80,000	2,177,600
Electronic Arts, Inc. *r	100,000	4,567,000
6,744,600
Media - 7.1%
AOL Time Warner, Inc. *	115,000	3,806,500
Clear Channel Communications, Inc. *	80,000	3,180,000
Comcast Cable Communications Corp., Class A *	110,000	3,945,700
Scholastic Corp. *	118,800	5,167,800
16,100,000
Multi-line Retail - 2.1%
Family Dollar Stores, Inc.	175,000	4,816,000
Specialty Retail - 5.2%
Bed Bath & Beyond, Inc. *	104,100	2,650,386
Best Buy Co., Inc. *	61,400	2,790,630
Blockbuster, Inc.	175,000	3,832,500
Hot Topic, Inc. *r	100,000	2,510,000
11,783,516
Textiles & Apparel - 1.8%
Abercrombie & Fitch Co., Class A *	85,000	1,495,150
Coach, Inc. *	100,000	2,651,000
4,146,150
CONSUMER STAPLES - 0.8%
Beverages - 0.8%
Pepsi Bottling Group, Inc.	40,000	1,842,800
ENERGY - 3.1%
Energy Equipment & Services - 0.9%
Cal Dive International, Inc. *	116,800	1,945,888
Oil & Gas - 2.2%
Devon Energy Corp.	50,000	1,720,000
Kerr-McGee Corp.	65,000	3,374,150
5,094,150

EVERGREEN
Aggressive Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - 1.0%
Insurance - 1.0%
Arthur J. Gallagher & Co.	35,000	$1,184,750
Everest Reinsurance Group, Ltd.	19,200	1,242,240
2,426,990
HEALTH CARE - 31.4%
Biotechnology - 5.3%
Genetech, Inc. *	42,000	1,848,000
IDEC Pharmaceuticals Corp. *	96,100	4,763,677
ILEX Oncology, Inc. *	135,000	3,545,100
OSI Pharmaceuticals, Inc. *	58,900	1,914,250
12,071,027
Health Care Equipment & Supplies - 8.0%
Biomet, Inc.	125,000	3,656,250
Cerus Corp. *	25,000	1,181,250
Medtronic, Inc.	105,000	4,567,500
Respironics, Inc. *	155,000	5,511,800
Saint Jude Medical, Inc. *	46,100	3,155,545
18,072,345
Health Care Providers & Services - 10.9%
AdvancePCS *	40,000	2,871,200
Express Scripts, Inc., Class A *	140,000	7,744,800
First Health Group Corp. *	120,900	3,552,042
Health Management Associates, Inc., Class A *	166,400	3,454,464
Impath, Inc. *	30,000	1,035,300
Lincare Holdings, Inc. *	100,000	2,657,000
Pharmaceutical Product Development, Inc. *	120,000	3,514,800
24,829,606
Pharmaceuticals - 7.2%
AmerisourceBergen Corp. *	105,000	7,449,750
Mylan Laboratories, Inc.	100,900	3,291,358
Pharmacia Corp.	95,000	3,853,200
Taro Pharmaceutical Industries, Ltd. *	50,000	1,758,000
16,352,308
INDUSTRIALS - 18.7%
Aerospace & Defense - 2.9%
Alliant Techsystems, Inc. *	16,700	1,429,520
L-3 Communications Holdings, Inc. *	60,000	5,247,000
6,676,520

EVERGREEN
Aggressive Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 7.9%
Career Education Corp. *	90,000	$4,950,000
Choicepoint, Inc. *	80,000	3,331,200
Devry, Inc. *	127,200	4,566,480
Republic Services, Inc., Class A *	320,000	5,184,000
18,031,680
Construction & Engineering - 2.4%
Granite Construction, Inc.	207,500	5,320,300
Electrical Equipment - 1.6%
Thermo Electron Corp. *	200,000	3,610,000
Industrial Conglomerates - 3.9%
Tyco International, Ltd.	195,000	8,872,500
INFORMATION TECHNOLOGY - 11.5%
Communications Equipment - 0.7%
RF Micro Devices, Inc. *r	90,000	1,494,000
Computers & Peripherals - 2.2%
NVIDIA Corp. *r	184,600	5,070,962
IT Consulting & Services - 3.2%
Affiliated Computer Services, Inc., Class A *r	90,000	7,326,900
Semiconductor Equipment & Products - 3.3%
Advanced Energy Industries, Inc. *r	100,000	1,663,000
Intel Corp.	150,000	3,066,000
Intersil Holding Corp., Class A *	100,000	2,792,000
7,521,000
Software - 2.1%
Oracle Corp. *	155,000	1,949,900
THQ, Inc. *r	65,000	2,804,750
4,754,650
Total Common Stocks		209,003,272
SHORT-TERM INVESTMENTS - 17.7%
MUTUAL FUND SHARES - 17.7%
Evergreen Institutional Money Market Fund (a)	18,499,048	18,499,048
Navigator Prime Portfolio rr	21,728,418	21,728,418
Total Short-Term Investments		40,227,466
Total Investments - (cost $253,342,471) - 109.6%		249,230,738
Other Assets and Liabilities - (9.6%)		(21,918,958)
Net Assets - 100.0%		$227,311,780

See Combined Notes to Schedules of Investments.

EVERGREEN
Capital Growth Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 7.2%
Media - 5.7%
AOL Time Warner, Inc. *	218,200	$7,222,420
Interpublic Group of Companies, Inc.	657,050	13,403,820
Viacom, Inc., Class B *	254,000	8,763,000
Walt Disney Co.	384,400	7,157,528
36,546,768
Multi-line Retail - 1.5%
May Department Stores Co.	327,000	9,489,540
CONSUMER STAPLES - 8.7%
Food & Drug Retailing - 5.5%
CVS Corp.	402,700	13,369,640
Safeway, Inc. *	281,200	11,169,264
SYSCO Corp.	409,300	10,453,522
34,992,426
Personal Products - 3.2%
Gillette Co.	675,000	20,115,000
ENERGY - 2.5%
Oil & Gas - 2.5%
Anadarko Petroleum Corp.	136,900	6,582,152
Burlington Resources, Inc.	262,000	8,963,020
15,545,172
FINANCIALS - 23.3%
Banks - 11.5%
SouthTrust Corp.	961,500	24,489,405
U.S. Bancorp	1,032,300	22,896,414
Wells Fargo & Co.	581,100	25,829,895
73,215,714
Diversified Financials - 11.8%
American Express Co.	540,800	15,715,648
Citigroup, Inc.	346,700	14,041,350
Fannie Mae	160,700	12,865,642
J.P. Morgan Chase & Co.	513,300	17,529,195
Merrill Lynch & Co., Inc.	358,700	14,563,220
74,715,055

EVERGREEN
Capital Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - 22.5%
Health Care Equipment & Supplies - 3.9%
Baxter International, Inc.	456,700	$25,141,335
Pharmaceuticals - 18.6%
American Home Products Corp.	278,400	16,216,800
Bristol-Myers Squibb Co.	371,000	20,612,760
Pfizer, Inc.	494,200	19,817,420
Pharmacia Corp.	714,100	28,963,896
Schering-Plough Corp.	873,800	32,417,980
118,028,856
INDUSTRIALS - 7.4%
Aerospace & Defense - 1.7%
United Technologies Corp.	228,950	10,646,175
Commercial Services & Supplies - 2.1%
First Data Corp.	231,550	13,490,103
Industrial Conglomerates - 3.6%
Tyco International, Ltd.	502,700	22,872,850
INFORMATION TECHNOLOGY - 11.6%
Computers & Peripherals - 6.6%
Apple Computer, Inc. *	1,099,100	17,047,041
Dell Computer Corp. *	385,000	7,134,050
International Business Machines Corp.	195,350	18,030,805
42,211,896
Semiconductor Equipment & Products - 0.8%
Applied Materials, Inc. *	176,900	5,031,036
Software - 4.2%
Microsoft Corp. *	349,200	17,868,564
Oracle Corp. *	697,650	8,776,437
26,645,001
MATERIALS - 2.5%
Chemicals - 2.5%
E.I. DuPont De Nemours & Co.	425,100	15,949,752
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 4.3%
Sprint Corp.	470,000	11,284,700
Verizon Communications, Inc.	299,400	16,200,534
27,485,234

EVERGREEN
Capital Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
UTILITIES - 3.9%
Electric Utilities - 1.9%
Duke Energy Corp.	316,800	$11,990,880
Gas Utilities - 2.0%
El Paso Corp.	308,800	12,830,640
Total Common Stocks		596,943,433
SHORT-TERM INVESTMENTS - 5.8%
MUTUAL FUND SHARES - 5.8%
Evergreen Institutional Money Market Fund (a)	37,024,731	37,024,731
Total Investments - (cost $646,569,460) - 99.7%		633,968,164
Other Assets and Liabilities - 0.3%		1,727,579
Net Assets - 100.0%		$635,695,743

See Combined Notes to Schedules of Investments.

EVERGREEN
Evergreen Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.3%
General Motors Corp.	55,800	$2,393,820
Hotels, Restaurants & Leisure - 1.1%
McDonald’s Corp.	354,400	9,618,416
Media - 3.8%
AOL Time Warner, Inc. *	508,800	16,841,280
Comcast Cable Communications Corp., Class A *	170,900	6,130,183
New York Times Co., Class A	90,000	3,512,700
Omnicom Group, Inc.	50,500	3,277,450
Walt Disney Co.	234,400	4,364,528
34,126,141
Multi-line Retail - 2.8%
Sears, Roebuck & Co.	110,300	3,820,792
Wal-Mart Stores, Inc.	429,780	21,274,110
25,094,902
Specialty Retail - 2.5%
Best Buy Co., Inc. *	82,800	3,763,260
Home Depot, Inc.	372,300	14,285,151
Lowe’s Companies, Inc.	127,000	4,019,550
22,067,961
CONSUMER STAPLES - 8.8%
Beverages - 2.5%
Coca-Cola Co.	237,300	11,117,505
PepsiCo., Inc.	237,700	11,528,450
22,645,955
Food & Drug Retailing - 0.8%
Safeway, Inc. *	171,600	6,815,952
Food Products - 1.3%
General Mills, Inc.	116,700	5,309,850
Hershey Foods Corp.	91,700	5,994,429
11,304,279
Household Products - 1.9%
Procter & Gamble Co.	230,900	16,807,211
Personal Products - 0.4%
Kimberly-Clark Corp.	53,900	3,341,800
Tobacco - 1.9%
Philip Morris Companies, Inc.	361,000	17,432,690

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
ENERGY - 4.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	158,400	$4,585,680
Halliburton Co.	151,100	3,407,305
7,992,985
Oil & Gas - 4.0%
BP Amoco Plc., ADR	93,800	4,612,146
Chevron Corp.	69,500	5,890,125
Exxon Mobil Corp.	419,878	16,543,193
Texaco, Inc.	137,400	8,931,000
35,976,464
FINANCIALS - 16.2%
Banks - 7.1%
Bank of America Corp.	324,100	18,927,440
Fifth Third Bancorp	131,288	8,071,586
FleetBoston Financial Corp.	258,900	9,514,575
PNC Financial Services Group	105,400	6,034,150
Washington Mutual, Inc.	244,900	9,423,752
Wells Fargo & Co.	257,800	11,459,210
63,430,713
Diversified Financials - 6.6%
Charles Schwab Corp.	290,200	3,337,300
Citigroup, Inc.	671,236	27,185,058
Fannie Mae	140,200	11,224,412
Freddie Mac	165,400	10,751,000
J.P. Morgan Chase & Co.	187,200	6,392,880
58,890,650
Insurance - 2.5%
American International Group, Inc.	201,155	15,690,090
MetLife, Inc.	231,000	6,860,700
22,550,790
HEALTH CARE - 21.4%
Biotechnology - 1.0%
Amgen, Inc. *	148,700	8,739,099
Health Care Equipment & Supplies - 3.7%
Baxter International, Inc.	162,500	8,945,625
Becton Dickinson & Co.	168,900	6,249,300
Medtronic, Inc.	183,800	7,995,300
Saint Jude Medical, Inc. *	85,600	5,859,320
Zimmer Holdings, Inc. *	146,180	4,056,495
33,106,040

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 2.4%
HCA-The Healthcare Corp.	140,500	$6,225,555
McKesson HBOC, Inc.	159,700	6,035,063
Tenet Healthcare Corp. *	73,200	4,366,380
Wellpoint Health Networks, Inc., Class A *	45,400	4,955,410
21,582,408
Pharmaceuticals - 14.3%
Abbott Laboratories	312,900	16,223,865
American Home Products Corp.	207,400	12,081,050
AmerisourceBergen Corp. *	94,700	6,718,965
Bristol-Myers Squibb Co.	232,100	12,895,476
Eli Lilly & Co.	114,000	9,199,800
Johnson & Johnson Co.	340,500	18,863,700
Merck & Co., Inc.	223,000	14,851,800
Pfizer, Inc.	731,085	29,316,509
Pharmacia Corp.	197,500	8,010,600
128,161,765
INDUSTRIALS - 10.9%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	156,400	6,842,500
United Technologies Corp.	54,700	2,543,550
9,386,050
Commercial Services & Supplies - 2.0%
Automatic Data Processing, Inc.	111,900	5,263,776
Cendant Corp. *	286,700	3,669,760
First Data Corp.	58,000	3,379,080
Waste Management, Inc.	192,100	5,136,754
17,449,370
Industrial Conglomerates - 6.5%
General Electric Co.	980,340	36,468,648
Minnesota Mining & Manufacturing Co.	83,900	8,255,760
Tyco International, Ltd.	291,154	13,247,507
57,971,915
Machinery - 1.0%
Caterpillar, Inc.	94,600	4,238,080
Deere & Co.	121,100	4,554,571
8,792,651
Road & Rail - 0.4%
Union Pacific Corp.	82,600	3,873,940

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 12.4%
Communications Equipment - 2.3%
Cisco Systems, Inc. *	974,700	$11,871,846
Motorola, Inc.	308,900	4,818,840
QUALCOMM, Inc. *	74,400	3,536,976
20,227,662
Computers & Peripherals - 2.4%
Dell Computer Corp. *	230,900	4,278,577
International Business Machines Corp.	183,700	16,955,510
21,234,087
Semiconductor Equipment & Products - 2.1%
Intel Corp.	937,000	19,152,280
Software - 5.6%
Citrix Systems, Inc. *	116,100	2,298,780
Intuit, Inc. *	254,100	9,096,780
Microsoft Corp. *	503,600	25,769,212
Oracle Corp. *	1,050,800	13,219,064
50,383,836
MATERIALS - 3.2%
Chemicals - 1.6%
Dow Chemical Co.	216,200	7,082,712
E.I. DuPont De Nemours & Co.	189,500	7,110,040
14,192,752
Metals & Mining - 0.4%
Alcoa, Inc.	117,800	3,652,978
Paper & Forest Products - 1.2%
Georgia-Pacific Corp.	162,000	4,663,980
International Paper Co.	181,300	6,309,240
10,973,220
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	175,100	7,275,405
SBC Communications, Inc.	341,600	16,096,192
Verizon Communications, Inc.	178,132	9,638,722
WorldCom, Inc. *	376,500	5,662,560
38,672,879
Wireless Telecommunications Services - 1.2%
AT&T Wireless Services, Inc. *	238,740	3,566,776
Sprint Corp. (PCS Group) *r	269,000	7,072,010
10,638,786

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
UTILITIES - 2.6%
Electric Utilities - 2.6%
American Electric Power Co., Inc.	128,200	$5,542,086
Calpine Corp. *	90,200	2,057,462
Duke Energy Corp.	96,600	3,656,310
Exelon Corp.	68,100	3,037,260
Southern Co.	139,800	3,352,404
Xcel Energy, Inc.	191,000	5,376,650
23,022,172
Total Common Stocks		861,704,619
SHORT-TERM INVESTMENTS - 4.3%
MUTUAL FUND SHARES - 4.3%
Evergreen Institutional Money Market Fund (a)	28,769,548	28,769,548
Navigator Prime Portfolio rr	9,575,400	9,575,400
Total Short-Term Investments		38,344,948
Total Investments - (cost $923,483,002) - 100.7%		900,049,567
Other Assets and Liabilities - (0.7%)		(6,269,659)
Net Assets - 100.0%		$893,779,908

See Combined Notes to Schedules of Investments.

EVERGREEN
Growth Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 15.3%
Distributors - 0.8%
SCP Pool Corp. *	180,148	$3,846,160
Hotels, Restaurants & Leisure - 3.4%
Applebee’s International, Inc.	60,000	1,770,000
Buca, Inc. *r	133,300	1,495,626
Extended Stay America, Inc. *	329,650	4,770,035
Outback Steakhouse, Inc. *	96,250	2,464,963
P.F. Changs China Bistro, Inc. *r	35,350	1,269,772
Ruby Tuesday, Inc.	225,100	3,534,070
15,304,466
Household Durables - 2.7%
Ethan Allen Interiors, Inc. r	121,400	3,338,500
Furniture Brands International, Inc. *	184,500	3,594,060
Mohawk Industries, Inc. *	138,400	5,086,200
12,018,760
Media - 2.3%
Emmis Broadcasting Corp., Class A *r	113,200	1,632,344
Hispanic Broadcasting Corp. *	124,800	2,009,280
Martha Stewart Living Omnimedia, Inc. *r	113,900	1,697,110
Radio One, Inc., Class D *r	244,400	2,820,376
Scholastic Corp. *	50,900	2,214,150
10,373,260
Multi-line Retail - 1.8%
Childrens Place Retail Stores, Inc. *r	75,400	1,351,922
Dollar Tree Stores, Inc. *	158,462	2,993,347
Family Dollar Stores, Inc.	140,600	3,869,312
8,214,581
Specialty Retail - 3.9%
Ann Taylor Stores Corp. *r	99,950	2,190,904
Cost Plus, Inc. *r	117,900	2,164,644
Guitar Center, Inc. *	173,550	2,065,245
Men’s Wearhouse, Inc. *r	78,600	1,421,088
Michaels Stores, Inc. *r	95,600	3,493,224
Too, Inc. *	126,500	2,655,235
Tweeter Home Entertainment Group, Inc. *	128,850	1,757,514
Williams Sonoma, Inc. *r	69,250	1,648,842
17,396,696
Textiles & Apparel - 0.4%
Abercrombie & Fitch Co., Class A *	110,650	1,946,334

EVERGREEN
Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - 1.7%
Food & Drug Retailing - 1.1%
Performance Food Group Co. *r	95,000	$2,710,350
United Natural Foods, Inc. *	125,750	2,286,135
4,996,485
Food Products - 0.6%
American Italian Pasta Co., Class A *	61,150	2,644,738
ENERGY - 4.1%
Energy Equipment & Services - 3.6%
Core Laboratories *	267,700	3,442,622
Gulf Islands Fabrication, Inc. *	153,500	1,307,820
Hanover Compressor Co. *r	233,050	5,043,202
Oceaneering International, Inc. *	123,000	1,988,910
Patterson UTI Energy, Inc. *	93,100	1,150,716
Precision Drilling Corp. *r	36,950	780,384
Pride International, Inc. *	185,900	1,933,360
Unifab International, Inc. *	239,850	371,767
16,018,781
Oil & Gas - 0.5%
Spinnaker Exploration Co. *r	40,200	1,422,276
Unit Corp. *	114,150	1,013,652
2,435,928
FINANCIALS - 13.0%
Banks - 8.5%
Alabama National BanCorp.	101,000	3,333,000
Boston Private Financial Holdings, Inc.	231,750	4,521,442
Commerce Bancorp, Inc.	102,077	6,941,236
Doral Financial Corp.	106,300	4,124,440
Investors Financial Services Corp.	115,800	6,674,712
Mississippi Valley Bancshares, Inc.	83,500	3,173,000
National Commerce Financial Corp.	285,034	7,439,387
Netbank, Inc. *r	235,150	1,968,206
38,175,423
Commercial Services & Supplies - 0.6%
National Processing, Inc.	100,750	2,821,000
Diversified Financials - 0.6%
American Capital Strategies, Ltd.	87,100	2,385,669
Insurance - 3.3%
HCC Insurance Holdings, Inc.	178,300	4,689,290
Markel Corp. *	52,760	10,288,200
14,977,490

EVERGREEN
Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - 22.5%
Biotechnology - 6.2%
Abgenix, Inc. *	58,650	$1,331,355
Alkermes, Inc. *	70,200	1,374,516
Charles River Laboratories International, Inc. *	80,600	2,850,822
COR Therapeutics, Inc. *r	52,300	1,183,549
CuraGen Corp. *r	51,600	995,880
Enzon, Inc. *r	37,400	1,907,400
Gilead Sciences, Inc. *	44,200	2,482,714
Human Genome Sciences, Inc. *	41,300	1,276,583
IDEC Pharmaceuticals Corp. *r	24,550	1,216,943
ILEX Oncology, Inc. *r	83,900	2,203,214
Incyte Pharmacuticals, Inc. *r	62,350	851,701
Medarex, Inc. *r	151,500	2,287,650
Myriad Genetics, Inc. *	39,700	1,216,408
Neurocrine Biosciences, Inc. *	39,800	1,274,396
OSI Pharmaceuticals, Inc. *	85,750	2,786,875
Protein Design Labs, Inc. *r	25,200	1,190,196
Xoma, Ltd. *	169,300	1,427,199
27,857,401
Health Care Equipment & Supplies - 3.2%
Cytyc Corp. *	166,900	4,474,589
Endocare, Inc. *r	185,100	3,248,505
Integra Lifesciences Corp. *	64,700	1,787,014
Respironics, Inc. *	134,000	4,765,040
14,275,148
Health Care Providers & Services - 11.1%
Accredo Health, Inc. *r	95,925	3,491,670
AdvancePCS *	63,700	4,572,386
Caremark Rx, Inc. *r	226,250	3,773,850
Community Health Systems *	130,600	3,884,044
Henry Schein, Inc. *	98,300	3,794,380
Impath, Inc. *	36,900	1,273,419
LifePoint Hospitals, Inc. *	52,750	2,321,000
Manor Care, Inc. *	187,850	5,278,585
Omnicare, Inc.	81,300	1,774,779
Orthodontic Centers of America, Inc. *r	137,650	3,393,072
Priority Healthcare Corp., Class B *	41,216	989,184
Province Healthcare Co. *r	110,300	4,052,422
Rare Hospitality International, Inc. *	84,624	1,315,057
RehabCare Group, Inc. *	78,900	3,432,939
Syncor International Corp. *r	86,050	2,738,972
Universal Health Services, Inc., Class B *	78,000	3,806,400
49,892,159

EVERGREEN
Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 2.0%
Cubist Pharmaceuticals, Inc. *r	56,600	$1,854,782
King Pharmaceuticals, Inc. *	40,565	1,701,702
Medicis Pharmaceutical Corp., Class A *	90,550	4,525,689
Millennium Pharmaceuticals, Inc. *	69,400	1,232,544
9,314,717
INDUSTRIALS - 14.0%
Aerospace & Defense - 0.5%
Remec, Inc. *	289,400	2,294,942
Air Freight & Couriers - 0.5%
Expeditors International of Washington, Inc.	50,250	2,379,337
Airlines - 1.5%
Atlantic Coast Airlines Holdings *	112,100	1,490,930
Mesa Air Group, Inc. *	270,900	883,134
Skywest, Inc.	259,200	4,333,824
6,707,888
Commercial Services & Supplies - 6.5%
Casella Waste Systems, Inc. *	156,131	1,737,738
Concord EFS, Inc. *r	26	1,273
Copart, Inc. *	243,800	6,828,838
Insight Communications, Inc., Class A *	168,150	3,093,960
Intercept Group, Inc. *	110,500	3,696,225
Management Network Group, Inc. *	480,050	2,904,303
MedQuist, Inc. *	52,200	1,312,830
Netsolve, Inc. *	243,400	2,786,930
Talx Corp.	199,083	4,240,457
Teletech Holdings, Inc. *r	352,720	2,754,743
29,357,297
Electrical Equipment - 0.8%
C&D Technologies, Inc.	77,500	1,426,000
Power One, Inc. *	361,800	2,225,070
3,651,070
Machinery - 1.3%
Maverick Tube Corp. *r	135,600	1,228,536
Shaw Group, Inc. *r	154,800	4,360,716
5,589,252
Marine - 0.4%
UTI Worldwide, Inc. r	102,900	1,543,500

EVERGREEN
Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Road & Rail - 2.5%
Covenant Transport, Inc., Class A *	206,100	$1,937,340
Forward Air Corp. *	119,175	2,805,379
Heartland Express, Inc. *	290,037	6,667,951
11,410,670
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.2%
Advanced Fibre Communications, Inc. *	188,000	2,746,680
DMC Stratex Networks, Inc. *	411,750	2,124,630
Finisar Corp. *r	194,450	770,022
Foundry Networks, Inc. *r	223,700	1,353,385
Polycom, Inc. *r	131,700	3,209,529
Powerwave Technologies, Inc. *	199,600	2,379,232
RF Micro Devices, Inc. *r	125,600	2,084,960
14,668,438
Computers & Peripherals - 1.1%
QLogic Corp. *	232,300	4,413,700
WebEx Communications, Inc. *r	30,600	649,944
5,063,644
Electronic Equipment & Instruments - 6.1%
Benchmark Electronics, Inc. *	121,550	2,008,006
Mettler-Toledo International, Inc. *	84,100	3,543,974
Oak Technology, Inc. *	734,950	5,732,610
Parlex Corp. *	515,200	4,678,016
Plexus Corp. *r	224,100	5,284,278
Power Integrations, Inc. *	110,400	2,011,488
Sipex Corp. *	680,000	4,392,800
27,651,172
Internet Software & Services - 1.1%
Agile Software Corp. *	367,600	3,341,484
Efunds Corp. *	86,729	1,444,038
4,785,522

See Combined Notes to Schedules of Investments.

EVERGREEN
Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 7.8%
Alpha Industries, Inc. *r	292,500	$5,665,725
Asyst Technologies, Inc. *	343,500	3,108,675
ATMI, Inc. *	138,600	2,141,370
Axcelis Technologies, Inc. *	211,300	1,996,785
Exar Corp. *	422,400	7,307,520
LTX Corp. *	208,800	2,841,768
Micrel, Inc. *	157,500	3,140,550
Multilink Technology Corp. *r	175,600	907,852
Photronic, Inc. *r	120,800	2,228,760
Semtech Corp. *r	62,500	1,773,750
Therma-Wave, Inc. *	222,300	2,283,021
Triquint Semiconductor, Inc. *r	98,400	1,573,416
34,969,192
Software - 1.2%
Interwoven, Inc. *	486,300	1,877,118
Moldflow Corp. *r	103,900	880,033
NetIQ Corp. *	116,500	2,652,705
5,409,856
MATERIALS - 0.9%
Chemicals - 0.9%
Cabot Microelectronics Corp. *r	44,450	2,147,380
Cytec Industries, Inc. *	88,000	2,037,200
4,184,580
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.1%
Choice One Communications, Inc. *r	223,250	363,898
Wireless Telecommunications Services - 1.8%
Leap Wireless International, Inc. *r	196,400	3,083,480
Western Wireless Corp., Class A *	154,900	5,232,522
8,316,002
Total Common Stocks		423,241,456
SHORT-TERM INVESTMENTS - 24.7%
MUTUAL FUND SHARES - 24.7%
Evergreen Institutional Money Market Fund (a)	26,653,202	26,653,202
Navigator Prime Portfolio rr	84,393,866	84,393,866
Total Short-Term Investments		111,047,068
Total Investments - (cost $562,294,463) - 118.6%		534,288,524
Other Assets and Liabilities - (18.6%)		(83,642,444)
Net Assets - 100.0%		$450,646,080

See Combined Notes to Schedules of Investments.

EVERGREEN
Large Company Growth Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 21.6%
Distributors - 2.2%
W.W. Grainger, Inc.	337,000	$13,092,450
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	327,500	8,596,875
Leisure Equipment & Products - 2.2%
Electronic Arts, Inc. *	140,000	6,393,800
Nintendo Co., Ltd.	45,000	6,458,770
12,852,570
Media - 6.1%
AOL Time Warner, Inc. *	293,000	9,698,300
Clear Channel Communications, Inc. *	195,000	7,751,250
Comcast Cable Communications Corp., Class A *	280,000	10,043,600
Viacom, Inc., Class B *	231,900	8,000,550
35,493,700
Multi-line Retail - 2.7%
Wal-Mart Stores, Inc.	325,000	16,087,500
Specialty Retail - 6.9%
Barnes & Noble, Inc. *	300,000	10,830,000
Bed Bath & Beyond, Inc. *	299,500	7,625,270
Best Buy Co., Inc. *	175,000	7,953,750
Lowe’s Companies, Inc.	300,000	9,495,000
Toys “R” Us, Inc. *	245,000	4,221,350
40,125,370
CONSUMER STAPLES - 0.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	58,200	2,681,274
ENERGY - 3.5%
Oil & Gas - 3.5%
Exxon Mobil Corp.	300,000	11,820,000
Kerr-McGee Corp.	165,000	8,565,150
20,385,150
FINANCIALS - 6.1%
Diversified Financials - 3.0%
Citigroup, Inc.	170,000	6,885,000
Freddie Mac	170,000	11,050,000
17,935,000

EVERGREEN
Large Company Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 3.1%
American International Group, Inc.	130,312	$10,164,336
Chubb Corp.	35,000	2,499,350
Everest Reinsurance Group, Ltd.	48,000	3,105,600
St. Paul Companies, Inc.	55,000	2,267,100
18,036,386
HEALTH CARE - 24.5%
Biotechnology - 0.8%
Genetech, Inc. *	110,000	4,840,000
Health Care Equipment & Supplies - 5.5%
Baxter International, Inc.	125,000	6,881,250
Medtronic, Inc.	249,600	10,857,600
Saint Jude Medical, Inc. *	113,200	7,748,540
Stryker Corp.	125,000	6,612,500
32,099,890
Health Care Providers & Services - 6.4%
Cardinal Health, Inc.	205,000	15,159,750
First Health Group Corp. *	125,000	3,672,500
Tenet Healthcare Corp. *	170,000	10,140,500
UnitedHealth Group, Inc.	121,700	8,093,050
37,065,800
Pharmaceuticals - 11.8%
American Home Products Corp.	164,600	9,587,950
Johnson & Johnson Co.	140,000	7,756,000
Merck & Co., Inc.	150,000	9,990,000
Merck KGaA	100,000	3,776,707
Pfizer, Inc.	580,000	23,258,000
Pharmacia Corp.	150,000	6,084,000
Shire Pharmaceuticals Group, ADR *r	215,000	8,664,500
69,117,157
INDUSTRIALS - 16.0%
Aerospace & Defense - 1.8%
L-3 Communications Holdings, Inc. *	125,000	10,931,250
Commercial Services & Supplies - 3.8%
Paychex, Inc.	300,000	9,453,000
Republic Services, Inc., Class A *	780,000	12,636,000
22,089,000
Electrical Equipment - 1.1%
Thermo Electron Corp. *	360,000	6,498,000

EVERGREEN
Large Company Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 9.3%
General Electric Co.	678,300	$25,232,760
Minnesota Mining & Manufacturing Co.	65,000	6,396,000
Tyco International, Ltd.	500,000	22,750,000
54,378,760
INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 1.2%
Comverse Technology, Inc. *	72,500	1,484,800
Nokia Corp., ADR	350,000	5,477,500
6,962,300
Computers & Peripherals - 6.6%
International Business Machines Corp.	135,000	12,460,500
Lexmark International Group, Inc., Class A *	300,000	13,413,000
NVIDIA Corp. *r	472,600	12,982,322
38,855,822
IT Consulting & Services - 4.4%
Affiliated Computer Services, Inc., Class A *	200,000	16,282,000
SunGard Data Systems, Inc. *	400,000	9,348,000
25,630,000
Semiconductor Equipment & Products - 4.0%
Intel Corp.	350,000	7,154,000
Microchip Technology, Inc. *	299,999	8,039,973
Texas Instruments, Inc.	325,000	8,118,500
23,312,473
Software - 3.8%
Microsoft Corp. *	285,000	14,583,450
Oracle Corp. *	600,000	7,548,000
22,131,450
MATERIALS - 0.4%
Chemicals - 0.4%
Solutia, Inc.	200,000	2,480,000
UTILITIES - 1.3%
Gas Utilities - 1.3%
Kinder Morgan, Inc. r	150,000	7,381,500
Total Common Stocks		549,059,677

EVERGREEN
Large Company Growth Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
SHORT-TERM INVESTMENTS - 10.9%
MUTUAL FUND SHARES - 10.9%
Evergreen Institutional Money Market Fund (a)	18,043,571	$18,043,571
Navigator Prime Portfolio rr	45,860,656	45,860,656
Total Short-Term Investments		63,904,227
Total Investments - (cost $632,332,050) - 104.8%		612,963,904
Other Assets and Liabilities - (4.8%)		(28,044,734)
Net Assets - 100.0%		$584,919,170

See Combined Notes to Schedules of Investments.

EVERGREEN
Masters Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.1%
Eaton Corp.	100	$5,921
Johnson Controls, Inc.	2,100	137,004
Lear Corp. *	500	13,510
156,435
Automobiles - 0.4%
Ford Motor Co.	7,272	126,169
General Motors Corp.	1,700	72,930
Harley-Davidson, Inc.	15,300	619,650
818,749
Distributors - 0.0%
W.W. Grainger, Inc.	200	7,770
Health Care Equipment & Supplies - 0.0%
Patterson Dental Co. *	800	29,488
Hotels, Restaurants & Leisure - 1.2%
Applebee’s International, Inc.	350	10,325
Brinker International, Inc. *	2,800	66,136
Carnival Corp., Class A	9,300	204,786
CEC Entertainment, Inc. *	500	17,050
Darden Restaurants, Inc.	6,200	162,750
Gtech Holdings, Corp. *	200	6,908
Harrahs Entertainment, Inc. *	14,500	391,645
Hilton Hotels Corp.	38,000	298,300
Marriott International, Inc., Class A	8,100	270,540
McDonald’s Corp.	6,600	179,124
MGM Grand, Inc. *	1,388	31,202
Park Place Entertainment Corp. *	45,600	334,248
Royal Caribbean Cruises, Ltd.	1,300	13,949
Ruby Tuesday, Inc.	3,800	59,660
Ryan’s Family Steak Houses, Inc. *	4,000	68,480
Starbucks Corp. *	20,700	309,258
Starwood Hotels & Resorts	900	19,800
Wendy’s International, Inc.	1,900	50,635
WMS Industries, Inc. *	400	6,996
2,501,792

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 1.3%
Black & Decker Corp.	8,000	$249,600
Centex Corp.	1,400	47,222
D.R. Horton, Inc.	600	12,516
KB Home	1,200	34,092
Leggett & Platt, Inc.	28,400	553,800
Lennar Corp.	400	14,416
Maytag Corp.	19,600	482,944
Mohawk Industries, Inc. *	16,000	588,000
NVR, Inc. *	900	126,459
Ryland Group, Inc.	2,000	95,380
Stanley Works	400	14,620
Toll Brothers, Inc. *	14,500	430,215
Whirlpool Corp.	200	11,070
2,660,334
Leisure Equipment & Products - 0.5%
Activision, Inc. *	300	8,166
Brunswick Corp.	14,600	240,462
Eastman Kodak Co.	5,500	178,915
Electronic Arts, Inc. *	4,000	182,680
International Game Technology *	1,500	63,750
Mattel, Inc.	17,460	273,424
Oakley, Inc. *	200	2,510
Polaris Industries, Inc.	3,000	115,140
1,065,047
Machinery - 0.0%
Monsanto Co.	300	10,119
Media - 5.8%
AOL Time Warner, Inc. *	44,100	1,459,710
Charter Communications, Inc. *	63,900	791,082
Clear Channel Communications, Inc. *	7,500	298,125
Cox Radio, Inc., Class A *	9,300	187,581
Echostar Communications Corp., Class A *	119,100	2,771,457
Emmis Broadcasting Corp., Class A *	4,000	57,680
Gaylord Entertainment Co. *	400	8,040
Getty Images, Inc. *	16,850	185,855
Harte-Hanks, Inc.	1,500	32,460
Havas Advertising	485	2,910
Knight-Ridder, Inc.	500	27,925
Lamar Advertising Co., Class A *	16,600	503,312
Liberty Media Corp. *	35,600	452,120
Martha Stewart Living Omnimedia, Inc. *	19,800	295,020

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - continued
McGraw-Hill Companies, Inc.	11,700	$680,940
New York Times Co., Class A	6,200	241,986
Omnicom Group, Inc.	2,900	188,210
Reader’s Digest Association, Inc., Class A	2,100	38,619
RH Donnelley Corp.	3,100	80,972
Scholastic Corp. *	44,300	1,927,050
TMP Worldwide, Inc. *	1,300	36,907
Tribune Co.	1,100	34,540
Univision Communications, Inc., Class A *	13,300	305,235
Valassis Communications, Inc. *	100	3,191
Viacom, Inc., Class B *	23,992	827,724
Walt Disney Co.	26,100	485,982
11,924,633
Multi-line Retail - 2.2%
BJ’s Wholesale Club, Inc. *	1,500	71,415
Chico’s FAS, Inc. *	500	11,775
Costco Wholesale Corp. *	3,400	120,904
Dillards, Inc., Class A	1,000	13,170
Dollar General Corp.	300	3,510
Family Dollar Stores, Inc.	29,000	798,080
Federated Department Stores, Inc. *	3,200	90,240
Kohl’s Corp. *	12,600	604,800
May Department Stores Co.	4,450	129,139
Neiman Marcus Group, Class A *	15,500	378,975
Sears, Roebuck & Co.	5,700	197,448
Target Corp.	6,300	200,025
Wal-Mart Stores, Inc.	39,300	1,945,350
4,564,831
Specialty Retail - 1.3%
American Eagle Outfitters, Inc. *	600	11,940
Ann Taylor Stores Corp. *	300	6,576
Autozone, Inc. *	1,500	77,790
Bed Bath & Beyond, Inc. *	400	10,184
Blockbuster, Inc.	200	4,380
Christopher & Banks Corp. *	300	9,033
Gap, Inc.	3,600	43,020
Genesco, Inc. *	100	1,625
Home Depot, Inc.	16,850	646,534
Hot Topic, Inc. *	800	20,080
Intimate Brands, Inc., Class A	5,300	47,700
Limited, Inc.	1,900	18,050

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe’s Companies, Inc.	18,100	$572,865
Men’s Wearhouse, Inc. *	200	3,616
Pacific Sunwear of California *	100	1,375
Pier 1 Imports, Inc.	100	830
RadioShack Corp.	12,000	291,000
Rent-A-Center, Inc. *	100	2,325
Staples, Inc. *	4,900	65,415
Talbots, Inc.	1,800	40,410
Tiffany & Co.	22,600	489,290
TJX Companies, Inc.	3,700	121,730
Too, Inc. *	642	13,476
Williams Sonoma, Inc. *	3,600	85,716
2,584,960
Textiles & Apparel - 0.6%
Abercrombie & Fitch Co., Class A *	1,700	29,903
Coach, Inc. *	1,590	42,151
Jones Apparel Group, Inc. *	18,394	468,863
Liz Claiborne, Inc.	1,500	56,550
Nike, Inc., Class B	2,800	131,068
Reebok International, Ltd. *	800	16,560
Ross Stores, Inc.	2,200	64,350
Tommy Hilfiger Corp. *	400	3,580
V.F. Corp.	9,800	286,846
1,099,871
Tobacco - 0.0%
Universal Corp.	300	10,011
CONSUMER STAPLES - 6.0%
Beverages - 1.1%
Anheuser-Busch Companies, Inc.	9,500	397,860
Coca-Cola Co.	15,000	702,750
Pepsi Bottling Group, Inc.	9,200	423,844
PepsiCo., Inc.	17,240	836,140
2,360,594
Construction & Engineering - 0.0%
Beazer Homes USA, Inc. *	100	4,860

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - 1.1%
CVS Corp.	5,900	$195,880
Duane Reade, Inc. *	200	6,000
Fleming Companies, Inc.	300	8,850
Kroger Co. *	18,000	443,520
Rite Aid Corp. *	39,700	306,484
Safeway, Inc. *	5,100	202,572
SYSCO Corp.	27,500	702,350
Walgreen Co.	8,700	299,541
Whole Foods Market, Inc. *	200	6,282
Winn-Dixie Stores, Inc.	300	3,435
2,174,914
Food Products - 1.6%
Archer-Daniels Midland Co.	4,725	59,488
Campbell Soup Co.	4,500	126,000
Conagra, Inc.	5,200	116,740
Del Monte Foods Co. *	179,500	1,382,150
H.J. Heinz Co.	900	37,935
Hershey Foods Corp.	2,000	130,740
Kellogg Co.	800	24,000
Kraft Foods, Inc., Class A	24,400	838,628
Ralston Purina Co.	900	29,520
Sara Lee Corp.	8,820	187,866
Unilever NV	4,600	248,492
W.M. Wrigley Junior Co.	3,100	159,030
3,340,589
Household Products - 0.3%
Alberto Culver Co., Class B	200	7,778
Procter & Gamble Co.	7,800	567,762
575,540
Personal Products - 0.9%
Avon Products, Inc.	6,400	296,000
Colgate-Palmolive Co.	7,900	460,175
Estee Lauder Companies, Inc., Class A	29,000	961,350
Gillette Co.	3,300	98,340
International Flavors & Fragrances, Inc.	200	5,538
Kimberly-Clark Corp.	700	43,400
1,864,803

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Tobacco - 1.0%
Philip Morris Companies, Inc.	36,800	$1,777,072
R.J. Reynolds Tobacco Holdings, Inc.	3,900	222,846
UST, Inc.	700	23,240
2,023,158
ENERGY - 14.3%
Energy Equipment & Services - 4.2%
Aquila, Inc. *	2,100	45,780
Baker Hughes, Inc.	1,500	43,425
BJ Services Co. *	1,900	33,801
Cooper Cameron Corp. *	25,200	826,560
Diamond Offshore Drilling, Inc. r	38,400	968,448
ENSCO International, Inc.	7,300	106,726
Global Industries, Ltd. *	174,075	948,709
Global Marine, Inc. *	86,700	1,213,800
Grant Pride, Inc. *	31,000	188,790
Halliburton Co.	2,300	51,865
Helmerich & Payne, Inc.	200	5,220
Noble Affiliates, Inc.	5,800	179,742
Noble Drilling Corp. *	104,900	2,517,600
Questar Corp.	200	4,036
Santa Fe International Corp.	18,600	395,250
Schlumberger, Ltd.	1,600	73,120
Smith International, Inc. *	1,000	36,400
Transocean Sedco Forex, Inc.	23,900	630,960
Varco International, Inc. *	1,200	14,496
Weatherford International, Inc.	12,600	321,426
8,606,154
Oil & Gas - 10.1%
Amerada Hess Corp.	2,200	139,700
Anadarko Petroleum Corp.	1,300	62,504
Anderson Exploration, Ltd. *	11,354	285,000
Apache Corp.	70,200	3,018,600
Ashland, Inc.	100	3,855
Burlington Resources, Inc.	11,700	400,257
Cabot Oil & Gas Corp., Class A	900	17,955
Canadian 88 Energy Corp. *	40,000	52,432
Canadian Hunter Exploration, Ltd.	12,500	287,329
Canadian Natural Resources, Ltd.	7,400	181,626
Chevron Corp.	4,600	389,850
Conoco, Inc., Class A	4,000	101,720
Conoco, Inc., Class B	4,800	121,632

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
Devon Energy Corp.	86,900	$2,989,360
EOG Resources, Inc.	100,300	2,901,679
Exxon Mobil Corp.	52,474	2,067,476
Frontier Oil Corp.	10,900	186,935
Houston Exploration Co. *	61,100	1,515,280
Kerr-McGee Corp.	1,700	88,247
Murphy Oil Corp.	8,700	629,532
Newfield Exploration Co. *	101,500	2,963,800
Occidental Petroleum Corp.	5,800	141,172
Pancanadian Energy Corp. *	500	11,936
Paramount Resources, Ltd.	7,000	54,876
Phillips Petroleum Co.	4,720	254,597
Rio Alto Exploration, Ltd. *	3,900	46,675
Royal Dutch Petroleum Co.	13,600	683,400
Stone Energy Corp. *	1,100	35,420
Sunoco, Inc.	100	3,560
Talisman Energy, Inc.	5,800	198,328
Tesoro Petroleum Corp. *	1,200	14,280
Texaco, Inc.	6,600	429,000
Tom Brown, Inc. *	5,800	121,220
Ultramar Diamond Shamrock Corp.	300	14,382
Unocal Corp.	10,200	331,500
USX-Marathon Group	3,500	93,625
20,838,740
FINANCIALS - 17.5%
Banks - 6.6%
Associated Banc Corp.	13,167	446,230
Astoria Financial Corp.	9,400	557,044
Bank of America Corp.	10,000	584,000
Bank of New York Co., Inc.	11,300	395,500
Bank One Corp.	3,000	94,410
Bank United Corp. *	16,400	4,428
BB&T Corp.	1,400	51,030
Charter One Financial, Inc.	34,839	983,157
City National Corp.	100	4,315
Comerica, Inc.	22,900	1,268,660
Commerce Bancorp, Inc.	200	13,600
Commerce Bancshares, Inc.	15,400	579,348
Cullen/Frost Bankers, Inc.	200	5,390
Dime Bancorp, Inc.	2,200	47,434
Downey Financial Corp.	100	4,413
Fifth Third Bancorp	13,029	801,023

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
First Tennessee National Corp.	20,400	$754,800
FleetBoston Financial Corp.	1,800	66,150
Golden State Bancorp, Inc.	4,300	130,720
Golden West Financial Corp.	2,600	151,060
Greater Bay Bancorp	30,000	698,100
Greenpoint Financial., Corp.	700	24,570
Hibernia Corp., Class A	200	3,270
Huntington Bancshares, Inc.	53,000	917,430
Investors Financial Services Corp.	200	11,528
KeyCorp	700	16,898
Marshall & Ilsley Corp.	100	5,669
Mellon Financial Corp.	3,300	106,689
National City Corp.	4,900	146,755
North Fork Bancorp, Inc.	25,090	746,177
Northern Trust Corp.	2,700	141,696
Pacific Century Financial Corp.	34,500	806,265
PNC Financial Services Group	3,800	217,550
SouthTrust Corp.	24,200	616,374
State Street Corp.	3,700	168,350
Suntrust Banks, Inc.	3,000	199,800
TCF Financial Corp.	400	18,424
U.S. Bancorp	15,292	339,176
Washington Mutual, Inc.	20,700	796,536
Webster Financial Corp.	1,000	32,960
Wells Fargo & Co.	3,501	155,619
Wilmington Trust Corp.	9,000	496,800
Zions Bancorp	100	5,366
13,614,714
Diversified Financials - 6.5%
Affiliated Managers Group, Inc. *	200	11,362
American Express Co.	5,400	156,924
AmeriCredit Corp. *	900	28,458
Bear Stearns Companies, Inc.	9,400	470,094
Capital One Financial Corp.	12,100	556,963
Celestica, Inc. *	4,500	122,850
Charles Schwab Corp.	11,150	128,225
Citigroup, Inc.	65,133	2,637,886
Countrywide Credit Industries, Inc.	14,650	643,575
Fannie Mae	20,300	1,625,218
Fortune Brands, Inc.	800	26,800
Franklin Resources, Inc.	500	17,335

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	6,700	$435,500
GATX Corp.	7,800	262,392
Global Payments, Inc.	3,920	115,248
Goldman Sachs Group, Inc.	5,600	399,560
Heller Financial, Inc., Class A	200	10,554
Household International, Inc.	10,300	580,714
IndyMac Bancorp, Inc.	200	5,422
Instinet Group, Inc. *	15,590	152,626
J.P. Morgan Chase & Co.	6,100	208,315
John Hancock Financial Services, Inc.	4,600	183,770
Legg Mason, Inc.	20,300	807,128
Lehman Brothers Holdings, Inc.	13,000	739,050
MBNA Corp.	20,600	623,974
Merrill Lynch & Co., Inc.	1,100	44,660
Moody’s Corp.	1,100	40,700
Morgan Stanley Dean Witter & Co.	17,100	792,585
Neuberger-Berman, Inc.	2,025	70,632
Phoenix Companies, Inc. *	1,400	20,230
Providian Financial Corp.	7,700	155,155
Stilwell Financial, Inc.	18,050	351,975
T. Rowe Price Group, Inc.	27,300	799,890
USA Education, Inc.	1,300	107,783
13,333,553
Insurance - 3.6%
Ace, Ltd.	7,800	225,186
AFLAC, Inc.	7,900	213,300
Allmerica Financial Corp.	7,240	324,714
Allstate Corp.	10,000	373,500
AMBAC Financial Group, Inc.	8,185	447,801
American International Group, Inc.	26,210	2,044,380
Aon Corp.	300	12,600
Arthur J. Gallagher & Co.	600	20,310
Chubb Corp.	1,000	71,410
CIGNA Corp.	3,200	265,440
Cincinnati Financial Corp.	600	24,972
Everest Reinsurance Group, Ltd.	300	19,410
Fidelity National Financial, Inc.	2,720	73,141
Hartford Financial Services Group, Inc.	1,000	58,740
Jefferson Pilot Corp.	1,450	64,496
Lincoln National Corp.	2,800	130,564
Loew’s Corp.	3,200	148,096
Marsh & McLennan Co.	1,100	106,370

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
MBIA, Inc.	1,400	$70,000
MetLife, Inc.	12,000	356,400
MGIC Investment Corp.	3,000	196,020
PartnerRe, Ltd.	10,870	511,977
PMI Group, Inc.	2,150	134,138
Progressive Corp.	600	80,340
Radian Group, Inc.	200	7,700
St. Paul Companies, Inc.	3,700	152,514
UnumProvident Corp.	900	22,725
Willis Group Holdings, Ltd. *	25,240	590,364
XL Capital, Ltd., Class A	7,870	621,730
7,368,338
Real Estate - 0.8%
Boston Properties, Inc.,	16,000	610,080
Equity Office Properties Trust	1,700	54,400
Equity Residential Properties Trust	500	29,200
Pulte Homes, Inc.	14,317	438,816
Simon Property Group, Inc., REIT	600	16,146
Weingarten Realty Investors, REIT	11,000	534,600
1,683,242
HEALTH CARE - 14.0%
Biotechnology - 1.1%
Amgen, Inc. *	6,700	393,759
Applera Corp.	14,800	361,120
Biogen, Inc. *	1,000	55,580
Chiron Corp. *	1,800	79,866
Genetech, Inc. *	4,500	198,000
Genzyme Corp. *	5,300	240,726
Gilead Sciences, Inc. *	8,200	460,594
Immunex Corp. *	12,500	233,500
QLT Phototherapeutics, Inc. *	7,700	118,811
2,141,956
Health Care Equipment & Supplies - 4.3%
Apogent Technology, Inc. *	21,700	518,630
ArthroCare Corp. *	11,300	221,480
Baxter International, Inc.	4,700	258,735
Beckman Coulter, Inc.	6,800	300,900
Becton Dickinson & Co.	12,600	466,200
Biosite Diagnostics, Inc. *	100	2,421
Cytyc Corp. *	125,300	3,359,293
Guidant Corp. *	3,900	150,150

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	17,600	$765,600
Resmed, Inc. *	500	25,400
Saint Jude Medical, Inc. *	3,300	225,885
Stryker Corp.	500	26,450
Surmodics, Inc. *	100	3,995
Techne Corp. *	500	14,715
Unilab Corp. *	1,100	30,503
Varian Medical Systems, Inc. *	100	6,415
VISX, Inc. *	175,500	2,321,865
Zimmer Holdings, Inc. *	4,350	120,713
8,819,350
Health Care Providers & Services - 2.6%
AdvancePCS *	1,200	86,136
Aetna, Inc.	500	14,445
Cardinal Health, Inc.	4,100	303,195
Caremark Rx, Inc. *	35,300	588,804
Davita, Inc. *	45,480	925,518
Express Scripts, Inc., Class A	400	22,200
First Health Group Corp. *	200	5,876
HCA-The Healthcare Corp.	20,100	890,631
Health Management Associates, Inc., Class A *	20,700	429,732
Health Net, Inc. *	200	3,844
Henry Schein, Inc. *	100	3,860
IMS Health, Inc.	3,600	90,180
Laboratory Corporation American Holdings Co. *	700	56,595
LifePoint Hospitals, Inc. *	300	13,200
Lincare Holdings, Inc. *	400	10,628
Manor Care, Inc. *	1,200	33,720
Oxford Health Plans, Inc. *	2,500	71,000
Pharmaceutical Product Development, Inc. *	600	17,574
Quest Diagnostics, Inc. *	800	49,360
Sybron Dental Specialties, Inc. *	4,500	83,700
Synavant, Inc. *	600	1,800
Tenet Healthcare Corp. *	5,400	322,110
Triad Hospitals, Inc. *	300	10,620
Trigon Healthcare, Inc. *	1,000	65,500
UnitedHealth Group, Inc.	15,000	997,500
Universal Health Services, Inc., Class B *	1,700	82,960
Wellpoint Health Networks, Inc., Class A *	1,300	141,895
5,322,583

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 6.0%
Abbott Laboratories	3,400	$176,290
Allergan, Inc.	9,600	636,480
American Home Products Corp.	13,900	809,675
Barr Laboratories, Inc. *	300	23,718
Bristol-Myers Squibb Co.	12,000	666,720
Cima Labs, Inc. *	100	6,075
Eli Lilly & Co.	14,300	1,154,010
Forest Laboratories, Inc. *	3,600	259,704
IVAX Corp. *	2,125	47,111
Johnson & Johnson Co.	43,682	2,419,983
King Pharmaceuticals, Inc. *	1,966	82,474
Merck & Co., Inc.	16,300	1,085,580
Mylan Laboratories, Inc.	4,800	156,576
Pfizer, Inc.	69,375	2,781,937
Pharmacia Corp.	5,000	202,800
Schering-Plough Corp.	30,100	1,116,710
Taro Pharmaceutical Industries, Ltd. *	800	28,128
United Therapeutics Corp. *	57,900	727,224
12,381,195
INDUSTRIALS - 9.6%
Aerospace & Defense - 0.7%
Alliant Techsystems, Inc. *	300	25,680
B.F. Goodrich Corp.	700	13,636
General Dynamics Corp.	2,300	203,136
General Motors Corp., Class H *	1,100	14,663
L-3 Communications Holdings, Inc. *	2,000	174,900
Lockheed Martin Corp.	14,500	634,375
Raytheon Co.	3,400	118,150
United Technologies Corp.	3,500	162,750
1,347,290
Air Freight & Couriers - 0.7%
CNF Transportation, Inc.	10,000	228,300
Expeditors International of Washington, Inc.	17,100	809,685
United Parcel Service, Inc., Class B	7,900	410,642
1,448,627
Airlines - 0.1%
Continental Airlines, Inc., Class B *	2,900	43,500
Southwest Airlines Co.	12,100	179,564
223,064

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 0.3%
American Standard Companies., Inc. *	1,300	$71,500
Crane Co.	5,700	124,944
Masco Corp.	19,000	388,360
York International Corp.	100	2,864
587,668
Commercial Services & Supplies - 4.2%
Amdocs, Ltd. *	9,000	239,850
Apollo Group, Inc., Class A *	500	21,015
Automatic Data Processing, Inc.	2,000	94,080
Avery Dennison Corp.	1,600	75,696
BARRA, Inc. *	15,450	649,209
Bea Systems, Inc. *	46,300	444,017
Cadence Design Systems, Inc. *	500	8,325
Cendant Corp. *	33,800	432,640
Certegy, Inc. *	50	1,298
Concord EFS, Inc. *	300	14,685
Convergys Corp. *	16,450	456,487
CSG Systems International, Inc. *	108,200	4,436,200
Deluxe Corp.	300	10,362
DST Systems, Inc. *	7,000	302,750
Dun & Bradstreet Corp. *	550	15,400
First Data Corp.	4,200	244,692
H&R Block, Inc.	1,900	73,264
Herman Miller, Inc.	9,600	186,912
Hon Inds., Inc.	800	17,568
ITT Educational Services, Inc. *	200	6,400
John H. Harland Co.	600	13,140
Metro One Telecomm, Inc. *	350	8,120
Paychex, Inc.	5,250	165,428
Pitney Bowes, Inc.	700	26,740
Robert Half International, Inc. *	18,000	360,180
Sabre Group Holdings, Inc., Class A *	1,300	34,762
SEI Investments Co.	1,000	32,000
Switchboard, Inc. *	54,740	163,673
Viad Corp.	200	3,836
Waste Management, Inc.	1,400	37,436
8,576,165
Construction & Engineering - 0.1%
EMCOR Group, Inc. *	200	6,380
Fluor Corp.	1,000	38,500
Massey Energy Corp.	300	4,395
SBA Communications Corp. *	3,200	42,720
91,995

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Electrical Equipment - 0.4%
Cable Design Technologies Corp. *	58,250	$690,262
Cooper Industries, Inc.	1,200	49,764
Molex, Inc.	1,275	30,983
771,009
Industrial Conglomerates - 2.3%
General Electric Co.	77,400	2,879,280
Minnesota Mining & Manufacturing Co.	4,200	413,280
Tyco International, Ltd.	31,490	1,432,795
4,725,355
Machinery - 0.5%
AGCO Corp.	68,600	620,830
Caterpillar, Inc.	9,500	425,600
Dover Corp.	700	21,077
Precision Castparts Corp.	100	2,220
Reliance Steel & Aluminum Co.	200	4,752
1,074,479
Marine - 0.0%
Teekay Shipping Corp.	200	6,236
Tidewater, Inc.	700	18,683
24,919
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	3,800	101,650
CSX Corp.	400	12,600
Kansas City Southern Industries, Inc.	21,550	258,600
Roadway Express, Inc.	7,000	168,630
Union Pacific Corp.	3,400	159,460
700,940
INFORMATION TECHNOLOGY - 17.7%
Aerospace & Defense - 0.0%
Rockwell Collins, Inc.	1,000	14,200
Communications Equipment - 3.9%
Advanced Fibre Communications, Inc. *	23,300	340,413
American Tower Systems Corp., Class A *	162,060	2,251,014
Aware, Inc. *	9,300	36,642
CIENA Corp. *	93,800	965,202
Cisco Systems, Inc. *	42,200	513,996
Computer Network Technology *	25,800	271,416
Comverse Technology, Inc. *	105,600	2,162,688
Digital Lightwave, Inc. *	300	2,943
Infospace, Inc. *	21,044	31,145

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
McData Corp., Class A *	305	$2,559
Nortel Networks Corp.	2,300	12,903
Oni Systems Corp. *	143,600	578,708
Powerwave Technologies, Inc. *	16,000	190,720
QUALCOMM, Inc. *	8,300	394,582
Tekelec, Inc. *	16,300	214,671
7,969,602
Computers & Peripherals - 1.4%
Compaq Computer Corp.	8,600	71,466
Dell Computer Corp. *	33,900	628,167
EMC Corp. *	12,400	145,700
Hewlett-Packard Co.	7,000	112,700
International Business Machines Corp.	16,500	1,522,950
NVIDIA Corp. *	600	16,482
Palm, Inc. *	57,383	83,779
QLogic Corp. *	6,000	114,000
Sun Microsystems, Inc. *	18,800	155,476
2,850,720
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. *	400	7,820
AVX Corp.	1,800	29,286
Flextronics International, Ltd. *	2,100	34,734
Methode Electronics, Inc., Class A	9,100	68,705
PerkinElmer, Inc.	8,900	233,536
Rockwell International Corp.	800	11,744
RSA Security, Inc. *	87,250	1,174,385
Sanmina Corp. *	7,100	96,418
SCI Systems, Inc. *	1,800	32,400
Stratos Lightwave, Inc. *	13,752	47,444
Tektronix, Inc.	600	10,494
1,746,966
Internet Software & Services - 4.3%
Agile Software Corp. *	6,000	54,540
Akamai Technologies, Inc. *	168,000	488,880
CheckFree Corp. *	146,400	2,484,408
Cnet Networks, Inc. *	189,903	816,583
Digex, Inc. *	23,400	78,156
Efunds Corp. *	310	5,162
Epresence, Inc. *	47,100	145,539
Internap Network Services Corp. *	224,800	224,800
Internet Security Systems, Inc.	60,700	552,977

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Netegrity, Inc. *	9,700	$83,129
Real Networks, Inc. *	27,200	132,192
S1 Corp. *	142,416	1,204,839
VeriSign, Inc. *	61,537	2,578,400
8,849,605
IT Consulting & Services - 0.2%
Affiliated Computer Services, Inc., Class A *r	200	16,282
Electronic Data Systems Corp.	6,400	368,512
SunGard Data Systems, Inc. *	500	11,685
396,479
Semiconductor Equipment & Products - 2.0%
Altera Corp. *	6,500	106,470
Atmel Corp. *	52,000	347,360
Conexant Systems, Inc. *	8,300	68,890
Intel Corp.	46,700	954,548
Jabil Circuit, Inc. *	19,020	340,458
Lattice Semiconductor Corp. *	24,000	376,800
Linear Technology Corp.	15,100	495,280
LSI Logic Corp. *	13,000	152,750
Maxim Integrated Products, Inc. *	11,300	394,822
Mentor Graphics Corp. *	2,000	27,560
Micron Technology, Inc. *	1,100	20,713
Microsemi Corp. *	400	10,420
Novellus Systems, Inc. *	9,900	282,744
Pixelworks, Inc. *	400	5,040
PMC-Sierra, Inc. r	1,400	14,378
Semtech Corp. *	4,000	113,520
Teradyne, Inc. *	3,000	58,500
Transmeta Corp. *	1,800	2,538
Triquint Semiconductor, Inc. *	12,776	204,288
Xilinx, Inc. *	1,800	42,354
4,019,433
Software - 5.1%
Adobe Systems, Inc.	34,900	836,902
Citrix Systems, Inc. *	94,000	1,861,200
I2 Technologies, Inc. *	29,500	101,480
Intuit, Inc. *	11,500	411,700
Micromuse, Inc. *	3,000	17,040
Microsoft Corp. *	58,300	2,983,211
National Instruments Corp. *	17,000	444,890
Network Associates, Inc. *	25,000	322,250

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp. *	38,200	$480,556
Peoplesoft, Inc. *	700	12,628
Peregrine Systems, Inc. *	25,000	315,750
Rational Software Corp. *	122,000	1,056,520
Siebel Systems, Inc. *	5,800	75,458
THQ, Inc. *	300	12,945
Veritas Software Corp. *	84,100	1,550,804
10,483,334
MATERIALS - 2.2%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	1,500	57,870
Albemarle Corp.	7,900	149,310
Cabot Corp.	200	7,980
Cabot Microelectronics Corp. *	800	38,648
Donaldson Co., Inc.	19,200	553,344
E.I. DuPont De Nemours & Co.	4,600	172,592
Ecolab, Inc.	400	14,532
Engelhard Corp.	2,900	66,990
MacDermid, Inc.	5,600	71,344
PPG Industries, Inc.	5,800	265,350
Sherwin-Williams Co.	3,000	66,660
Valspar Corp.	1,630	54,507
1,519,127
Construction Materials - 0.4%
Elcor Chemical Corp.	13,000	279,890
Martin Marietta Materials, Inc.	15,500	606,205
Vulcan Materials Co.	100	4,320
890,415
Containers & Packaging - 0.3%
AptarGroup, Inc.	3,200	101,760
Ball Corp.	100	5,990
Bemis Co., Inc.	200	7,970
Packaging Corp. of America *	6,500	100,425
Pactiv Corp. *	1,000	14,490
Sealed Air Corp. *	9,200	335,708
566,343

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - 0.3%
Alcan Aluminum, Ltd.	4,200	$126,000
Alcoa, Inc.	800	24,808
Consol Energy, Inc.	300	6,429
Freeport McMoRan Copper & Gold, Inc., Class B *	600	6,594
Peabody Energy Corp.	600	14,460
Phelps Dodge Corp.	13,800	379,500
557,791
Paper & Forest Products - 0.5%
Bowater, Inc.	10,580	465,732
Rayonier, Inc.	13,600	550,392
Weyerhaeuser Co.	800	38,968
1,055,092
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.3%
AT&T Corp.	10,800	208,440
BellSouth Corp.	9,500	394,725
Centurytel, Inc.	5,000	167,500
Qwest Communications International, Inc.	25,700	429,190
SBC Communications, Inc.	13,200	621,984
Sprint Corp.	6,400	153,664
Verizon Communications, Inc.	11,000	595,210
WorldCom, Inc. *	1,900	28,576
2,599,289
Wireless Telecommunications Services - 0.5%
AT&T Wireless Services, Inc. *	6,555	97,932
Sprint Corp. (PCS Group)	16,600	436,414
Western Wireless Corp., Class A *	18,000	608,040
Worldcom, Inc. - MCI Group	298	4,538
1,146,924
UTILITIES - 2.8%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	10,900	400,030
Allete Inc.	200	5,128
Ameren Corp.	1,100	42,240
American Electric Power Co., Inc.	4,800	207,504
Calpine Corp. *	5,300	120,893
Cinergy Corp.	500	15,435
CMS Energy Corp.	400	8,000
Consolidated Edison, Inc.	1,600	65,152
Dominion Resources, Inc.	4,300	255,205

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
DPL, Inc.	100	$2,432
DQE, Inc.	4,900	94,276
DTE Energy Co.	2,300	99,015
Duke Energy Corp.	8,500	321,725
Dynegy, Inc., Class A	7,200	249,480
Energy East Corp.	200	4,022
Entergy Corp.	3,300	117,348
Exelon Corp.	5,350	238,610
FirstEnergy Corp.	2,100	75,495
FPL Group, Inc.	5,300	283,815
Mirant Corp. *	4,253	93,141
Nisource, Inc.	1,900	44,289
Pinnacle West Capital Corp.	400	15,880
PPL Corp.	3,100	101,060
Progress Energy, Inc.	400	17,196
Public Service Enterprise Group, Inc.	3,800	161,690
Reliant Energy, Inc.	3,500	92,120
Reliant Resources, Inc. *	3,390	54,918
Southern Co.	7,200	172,656
TECO Energy, Inc.	200	5,420
TXU Corp.	4,900	226,968
UtiliCorp United, Inc.	20,000	560,200
Xcel Energy, Inc.	3,700	104,155
4,255,498
Gas Utilities - 0.7%
El Paso Corp.	2,053	85,302
Enron Corp.	20,000	544,600
Equitable Resources, Inc.	200	6,002
Keyspan Corp.	200	6,648
Kinder Morgan, Inc.	1,500	73,815
NICOR, Inc.	200	7,750
Piedmont Natural Gas Co., Inc.	11,500	358,110
Southwestern Energy Co.	9,000	106,650
Western Gas Resources, Inc.	200	5,206
Williams Companies, Inc.	6,900	188,370
1,382,453
Multi-Utilities - 0.0%
Progress Energy, Inc.	2,800	840
Total Common Stocks		203,763,945

EVERGREEN
Masters Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Emmis Communications Corp., Ser. A, 6.25%, 12/31/2049	9,000	$258,750
PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport McMoRan Copper & Gold, Inc., Class A *	100	990
Total Investments - (cost $267,215,926) - 99.4%		204,023,685
Other Assets and Liabilities - 0.6%		1,295,539
Net Assets - 100.0%		$205,319,224

See Combined Notes to Schedules of Investments.

EVERGREEN
Omega Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 95.1%
CONSUMER DISCRETIONARY - 24.6%
Automobiles - 2.1%
Harley-Davidson, Inc.	775,000	$31,387,500
Distributors - 2.1%
W.W. Grainger, Inc.	800,000	31,080,000
Hotels, Restaurants & Leisure - 3.3%
Applebee’s International, Inc. r	884,100	26,080,950
Brinker International, Inc. *	991,300	23,414,506
49,495,456
Leisure Equipment & Products - 2.1%
Electronic Arts, Inc. *r	675,000	30,827,250
Media - 6.0%
AOL Time Warner, Inc. *	745,000	24,659,500
Clear Channel Communications, Inc. *	500,000	19,875,000
Comcast Cable Communications Corp., Class A *	690,000	24,750,300
Viacom, Inc., Class B *	582,700	20,103,150
89,387,950
Multi-line Retail - 3.5%
BJ’s Wholesale Club, Inc. *	525,000	24,995,250
Family Dollar Stores, Inc.	1,000,000	27,520,000
52,515,250
Specialty Retail - 5.5%
Bed Bath & Beyond, Inc. *	660,900	16,826,514
Best Buy Co., Inc. *	395,400	17,970,930
Borders Group, Inc. *	900,000	17,235,000
Lowe’s Companies, Inc.	600,000	18,990,000
Toys “R” Us, Inc. *	615,000	10,596,450
81,618,894
CONSUMER STAPLES - 0.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	150,800	6,947,356
ENERGY - 2.2%
Oil & Gas - 2.2%
Devon Energy Corp.	325,000	11,180,000
Kerr-McGee Corp.	420,000	21,802,200
32,982,200

EVERGREEN
Omega Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - 5.0%
Banks - 0.6%
Golden West Financial Corp.	150,000	$8,715,000
Diversified Financials - 2.9%
Citigroup, Inc.	429,400	17,390,700
Freddie Mac	400,000	26,000,000
43,390,700
Insurance - 1.5%
Arthur J. Gallagher & Co.	225,000	7,616,250
Chubb Corp.	82,500	5,891,325
Everest Reinsurance Group, Ltd.	127,100	8,223,370
21,730,945
HEALTH CARE - 32.4%
Biotechnology - 3.7%
Genetech, Inc. *	260,000	11,440,000
IDEC Pharmaceuticals Corp. *r	631,000	31,278,670
OSI Pharmaceuticals, Inc. *	361,500	11,748,750
54,467,420
Health Care Equipment & Supplies - 5.7%
Medtronic, Inc.	613,400	26,682,900
Respironics, Inc. *	600,000	21,336,000
Saint Jude Medical, Inc. *	293,000	20,055,850
Stryker Corp.	320,000	16,928,000
85,002,750
Health Care Providers & Services - 10.1%
Cardinal Health, Inc.	507,500	37,529,625
Express Scripts, Inc., Class A *r	850,000	47,175,000
First Health Group Corp. *	610,100	17,924,738
Health Management Associates, Inc., Class A *	845,500	17,552,580
HealthSouth Corp. *	1,000,000	16,260,000
Trigon Healthcare, Inc. *	208,600	13,663,300
150,105,243
Pharmaceuticals - 12.9%
American Home Products Corp.	422,000	24,581,500
AmerisourceBergen Corp. *	580,000	41,151,000
Johnson & Johnson Co.	455,000	25,207,000
Mylan Laboratories, Inc.	608,800	19,859,056
Pfizer, Inc.	1,120,000	44,912,000
Pharmacia Corp.	620,000	25,147,200
Watson Pharmaceuticals, Inc. *	215,000	11,762,650
192,620,406

EVERGREEN
Omega Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - 13.1%
Aerospace & Defense - 2.2%
Alliant Techsystems, Inc. *	69,600	$5,957,760
L-3 Communications Holdings, Inc. *r	300,000	26,235,000
32,192,760
Commercial Services & Supplies - 5.4%
Devry, Inc. *	801,100	28,759,490
Paychex, Inc.	750,000	23,632,500
Republic Services, Inc., Class A *	1,750,000	28,350,000
80,741,990
Construction & Engineering - 0.6%
Granite Construction, Inc.	350,000	8,974,000
Electrical Equipment - 1.0%
Thermo Electron Corp. *	850,000	15,342,500
Industrial Conglomerates - 3.9%
Tyco International, Ltd.	1,265,000	57,557,500
INFORMATION TECHNOLOGY - 17.3%
Computers & Peripherals - 4.7%
International Business Machines Corp.	260,000	23,998,000
Lexmark International Group, Inc., Class A *	275,000	12,295,250
NVIDIA Corp. *r	1,204,400	33,084,868
69,378,118
IT Consulting & Services - 4.2%
Affiliated Computer Services, Inc., Class A *r	570,000	46,403,700
SunGard Data Systems, Inc. *	700,000	16,359,000
62,762,700
Semiconductor Equipment & Products - 5.2%
Advanced Energy Industries, Inc. *r	500,000	8,315,000
Intel Corp.	625,000	12,775,000
Intersil Holding Corp., Class A *	600,000	16,752,000
Microchip Technology, Inc. *	677,500	18,157,000
Texas Instruments, Inc.	830,000	20,733,400
76,732,400
Software - 3.2%
Microsoft Corp. *	686,000	35,102,620
Oracle Corp. *	1,000,000	12,580,000
47,682,620
Total Common Stocks		1,413,638,908

EVERGREEN
Omega Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
SHORT-TERM INVESTMENTS - 17.3%
MUTUAL FUND SHARES - 17.3%
Evergreen Institutional Money Market Fund (a)	44,344,573	$44,344,573
Navigator Prime Portfolio rr	212,505,481	212,505,481
Total Short-Term Investments		256,850,054
Total Investments - (cost $1,727,953,059) - 112.4%		1,670,488,962
Other Assets and Liabilities - (12.4%)		(183,752,375)
Net Assets - 100.0%		$1,486,736,587

See Combined Notes to Schedules of Investments.

EVERGREEN
Premier 20 Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 7.8%
Automobiles - 1.5%
Harley-Davidson, Inc.	40,000	$1,620,000
Media - 4.4%
AOL Time Warner, Inc. *	42,000	1,390,200
Comcast Cable Communications Corp., Class A *	90,000	3,228,300
4,618,500
Multi-line Retail - 1.9%
Wal-Mart Stores, Inc.	40,000	1,980,000
CONSUMER STAPLES - 7.7%
Beverages - 4.1%
PepsiCo., Inc.	90,000	4,365,000
Food Products - 3.6%
Kraft Foods, Inc., Class A	110,000	3,780,700
FINANCIALS - 10.3%
Banks - 3.8%
Wells Fargo & Co.	90,000	4,000,500
Diversified Financials - 2.8%
Freddie Mac	45,000	2,925,000
Insurance - 3.7%
Arthur J. Gallagher & Co.	115,000	3,892,750
HEALTH CARE - 28.0%
Biotechnology - 3.7%
Genetech, Inc. *	55,000	2,420,000
MedImmune, Inc. *	40,000	1,425,200
3,845,200
Health Care Equipment & Supplies - 10.2%
Baxter International, Inc.	80,000	4,404,000
Haemonetics Corp.	90,000	3,114,900
Varian Medical Systems, Inc. *	50,000	3,207,500
10,726,400
Health Care Providers & Services - 3.3%
First Health Group Corp. *	120,000	3,525,600
Pharmaceuticals - 10.8%
Johnson & Johnson Co.	80,000	4,432,000
King Pharmaceuticals, Inc. *	60,000	2,517,000
Pfizer, Inc.	110,000	4,411,000
11,360,000

EVERGREEN
Premier 20 Fund
Schedule of Investments (continued)
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - 22.8%
Aerospace & Defense - 5.0%
L-3 Communications Holdings, Inc. *r	60,000	$5,247,000
Commercial Services & Supplies - 5.7%
Choicepoint, Inc. *	50,000	2,082,000
Concord EFS, Inc. *	45,000	2,202,750
SEI Investments Co.	55,000	1,760,000
6,044,750
Industrial Conglomerates - 9.7%
General Electric Co.	106,000	3,943,200
Minnesota Mining & Manufacturing Co.	25,000	2,460,000
Tyco International, Ltd.	85,000	3,867,500
10,270,700
Machinery - 2.4%
Roper Industries, Inc.	70,000	2,519,300
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 1.8%
Nokia Corp., ADR	120,000	1,878,000
Computers & Peripherals - 3.7%
International Business Machines Corp.	42,000	3,876,600
IT Consulting & Services - 5.8%
Affiliated Computer Services, Inc., Class A *r	75,000	6,105,750
Semiconductor Equipment & Products - 4.8%
Altera Corp. *	135,000	2,211,300
PMC-Sierra, Inc. *r	40,000	410,800
Texas Instruments, Inc.	100,000	2,498,000
5,120,100
Software - 1.7%
Oracle Corp. *	140,000	1,761,200
Total Common Stocks		99,463,050
SHORT-TERM INVESTMENTS - 14.9%
MUTUAL FUND SHARES - 14.9%
Evergreen Institutional Money Market Fund (a)	6,427,405	6,427,405
Navigator Prime Portfolio rr	9,266,307	9,266,307
Total Short-Term Investments		15,693,712
Total Investments - (cost $124,321,311) - 109.3%		115,156,762
Other Assets and Liabilities - (9.3%)		(9,772,395)
Net Assets - 100.0%		$105,384,367

See Combined Notes to Schedules of Investments.

EVERGREEN
Small Company Growth Fund
Schedule of Investments
September 30, 2001

	Shares	Value
COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.2%
United Rentals, Inc. *r	82,400	$1,428,816
Hotels, Restaurants & Leisure - 2.2%
Anchor Gaming *	70,600	2,929,900
Brinker International, Inc. *	158,100	3,734,322
P.F. Changs China Bistro, Inc. *r	52,100	1,871,432
Ruby Tuesday, Inc.	129,400	2,031,580
WMS Industries, Inc. *	162,300	2,838,627
13,405,861
Media - 3.2%
DoubleClick, Inc. *	442,200	2,520,540
Lamar Advertising Co., Class A *r	270,100	8,189,432
Univision Communications, Inc., Class A *	185,800	4,264,110
Valassis Communications, Inc. *	136,800	4,365,288
19,339,370
Multi-line Retail - 1.6%
Chico’s FAS, Inc. *r	255,100	6,007,605
Dollar Tree Stores, Inc. *	146,600	2,748,750
Family Dollar Stores, Inc.	47,300	1,301,696
10,058,051
Specialty Retail - 1.3%
Blockbuster, Inc.	102,900	2,253,510
Hot Topic, Inc. *r	238,200	5,978,820
8,232,330
Textiles & Apparel - 1.3%
Abercrombie & Fitch Co., Class A *	236,000	4,151,240
Columbia Sportswear Co. *	71,800	1,593,960
Quiksilver, Inc. *	49,400	610,090
Skechers U.S.A., Inc. *	109,100	1,274,288
7,629,578
CONSUMER STAPLES - 2.2%
Food & Drug Retailing - 0.5%
SuperValu, Inc.	152,100	3,076,983
Food Products - 0.7%
Hershey Foods Corp.	70,600	4,615,122
Personal Products - 1.0%
International Flavors & Fragrances, Inc.	216,100	5,983,809

EVERGREEN
Small Company Growth Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
ENERGY - 6.1%
Energy Equipment & Services - 2.1%
Diamond Offshore Drilling, Inc. r	158,200	$3,989,804
Global Marine, Inc. *	452,700	6,337,800
Weatherford International, Inc. *	113,500	2,895,385
13,222,989
Oil & Gas - 4.0%
Mitchell Energy & Development Corp., Class A r	160,500	8,044,260
Universal Compression Holdings *	81,500	1,833,750
XTO Energy, Inc.	1,035,400	14,443,830
24,321,840
FINANCIALS - 11.8%
Banks - 4.5%
Boston Private Financial Holdings, Inc.	50,000	975,500
North Fork Bancorp, Inc.	394,920	11,744,921
TCF Financial Corp.	332,700	15,324,162
28,044,583
Diversified Financials - 3.0%
Knight Trading Group, Inc. *r	470,900	3,630,639
Labranche & Co., Inc. *r	193,700	4,300,140
Moody’s Corp.	249,600	9,235,200
Ubiquitel, Inc. *r	159,000	1,283,130
18,449,109
Insurance - 4.3%
Arthur J. Gallagher & Co.	467,500	15,824,875
Fidelity National Financial, Inc.	276,600	7,437,774
Landamerica Financial Group, Inc.	90,700	3,015,775
26,278,424
HEALTH CARE - 27.1%
Biotechnology - 7.4%
Abgenix, Inc. *	341,700	7,756,590
Biogen, Inc. *	90,000	5,002,200
Biovail Corp. *r	48,000	2,227,200
Cephalon, Inc. *	55,000	2,743,400
Charles River Laboratories International, Inc. *	37,400	1,322,838
ILEX Oncology, Inc. *	222,600	5,845,476
Medarex, Inc. *r	357,100	5,392,210
OSI Pharmaceuticals, Inc. *	207,500	6,743,750
Protein Design Labs, Inc. *r	139,600	6,593,308
Scios, Inc. *r	125,900	2,105,048
45,732,020

EVERGREEN
Small Company Growth Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.2%
Bausch & Lomb, Inc.	134,800	$3,814,840
Biosite Diagnostics, Inc. *r	82,800	2,004,588
Cyberonics, Inc. *	124,800	1,966,848
Qiagen NV *r	157,600	2,318,296
Respironics, Inc. *	123,500	4,391,660
Varian Medical Systems, Inc. *	75,900	4,868,985
19,365,217
Health Care Providers & Services - 9.0%
AdvancePCS *	119,200	8,556,176
Apria Healthcare Group, Inc. *	336,200	8,707,580
Cerner Corp. *r	28,300	1,400,850
Health Management Associates, Inc., Class A *	387,500	8,044,500
HealthSouth Corp. *	223,100	3,627,606
Impath, Inc. *r	85,300	2,943,703
Manor Care, Inc. *	392,000	11,015,200
Pharmaceutical Product Development, Inc. *	110,700	3,242,403
Pharmacopeia, Inc. *	105,400	1,365,984
Quintiles Transnational Corp. *	208,700	3,047,020
Trigon Healthcare, Inc. *	56,700	3,713,850
55,664,872
Pharmaceuticals - 7.5%
AmerisourceBergen Corp. *	73,800	5,236,110
Cell Therapeutics, Inc. *r	206,100	4,956,705
Elan Corp. Plc, ADR *r	133,029	6,445,255
IVAX Corp. *r	182,400	4,043,808
Mylan Laboratories, Inc.	368,400	12,017,208
Sepracor, Inc. *r	202,800	7,280,520
Teva Pharmaceutical Industries, Ltd., ADR	90,500	5,470,725
Titan Pharmaceuticals, Inc. *	109,800	686,250
46,136,581
INDUSTRIALS - 18.2%
Air Freight & Couriers - 0.9%
Expeditors International of Washington, Inc.	123,300	5,838,255

EVERGREEN
Small Company Growth Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 11.7%
Apollo Group, Inc., Class A *	229,850	$9,660,596
BISYS Group, Inc. *	245,710	13,027,544
Career Education Corp. *	69,400	3,817,000
Choicepoint, Inc. *	144,200	6,004,488
Devry, Inc. *	726,568	26,083,791
H&R Block, Inc.	215,700	8,317,392
Insight Communications, Inc., Class A *	101,400	1,865,760
ITT Educational Services, Inc. *	104,200	3,334,400
72,110,971
Machinery - 4.9%
Precision Castparts Corp.	57,700	1,280,940
Roper Industries, Inc.	796,700	28,673,232
Shaw Group, Inc. *r	8,100	228,177
30,182,349
Marine - 0.7%
Tidewater, Inc.	157,400	4,201,006
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 1.2%
Audio Codes, Ltd. *r	298,800	627,480
Comverse Technology, Inc. *	94,600	1,937,408
RF Micro Devices, Inc. *r	109,600	1,819,360
Sycamore Networks, Inc. *	915,400	3,185,592
7,569,840
Computers & Peripherals - 1.7%
QLogic Corp. *	532,700	10,121,300
Electronic Equipment & Instruments - 4.4%
Conductus, Inc. *r	90,300	311,535
Cree Research, Inc. *r	436,900	6,457,382
Plexus Corp. *	170,500	4,020,390
Solectron Corp. *	550,200	6,409,830
Waters Corp. *	274,700	9,826,019
27,025,156
Internet Software & Services - 1.2%
I Many, Inc. *	130,000	301,600
Netegrity, Inc. *r	137,400	1,177,518
VeriSign, Inc. *r	142,500	5,970,750
7,449,868

EVERGREEN
Small Company Growth Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 6.2%
Alpha Industries, Inc. *r	265,300	$5,138,861
Brooks Automation, Inc. *	125,200	3,329,068
Intersil Holding Corp., Class A *	526,000	14,685,920
LTX Corp. *	413,100	5,622,291
Novellus Systems, Inc. *	204,800	5,849,088
Triquint Semiconductor, Inc. *	187,500	2,998,125
Zoran Corp. *	29,100	704,802
38,328,155
Software - 3.9%
Citrix Systems, Inc. *	309,800	6,134,040
Homestore Common, Inc. *r	350,700	2,682,855
Peregrine Systems, Inc. *	383,900	4,848,657
Rational Software Corp. *	767,000	6,642,220
Smartforce Plc *r	230,000	3,762,800
24,070,572
MATERIALS - 2.2%
Chemicals - 0.8%
Millipore Corp.	99,000	5,241,060
Metals & Mining - 1.4%
Nucor Corp.	213,000	8,456,100
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.6%
Adelphia Communications Corp., Class A *r	113,900	2,528,580
McLeod USA, Inc., Class A *r	1,090,200	839,454
Xo Communications, Inc., Class A r	1,153,400	472,894
3,840,928
Wireless Telecommunications Services - 1.3%
Illuminet Holdings, Inc. *	111,300	4,265,016
Western Wireless Corp., Class A *	98,100	3,313,818
7,578,834
Total Common Stocks		602,999,949
SHORT-TERM INVESTMENTS - 17.2%
MUTUAL FUND SHARES - 17.2%
Evergreen Institutional Money Market Fund (a)	8,747,362	8,747,362
Navigator Prime Portfolio rr	97,116,385	97,116,385
Total Short-Term Investments		105,863,747
Total Investments - (cost $728,278,036) - 115.1%		708,863,696
Other Assets and Liabilities - (15.1%)		(93,185,603)
Net Assets - 100.0%		$615,678,093

See Combined Notes to Schedules of Investments.

EVERGREEN
Stock Selector Fund
Schedule of Investments September 30, 2001

	Shares	Value
COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 10.0%
Automobiles - 0.5%
Ford Motor Co.	79,852	$1,385,432
General Motors Corp.	67,623	2,901,027
4,286,459
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	135,200	3,549,000
Harrahs Entertainment, Inc. *r	125,523	3,390,376
Tricon Global Restaurants, Inc. *	74,181	2,909,379
Wendy’s International, Inc.	112,419	2,995,967
12,844,722
Media - 2.7%
AOL Time Warner, Inc. *	362,926	12,012,850
USA Networks, Inc. *	308,460	5,546,111
Viacom, Inc., Class B *	104,034	3,589,173
Walt Disney Co.	98,224	1,828,931
22,977,065
Multi-line Retail - 3.8%
Dillards, Inc., Class A	229,375	3,020,869
Federated Department Stores, Inc. *	56,032	1,580,102
Kmart Corp. *r	411,211	2,874,365
Sears, Roebuck & Co.	178,627	6,187,639
Target Corp.	137,860	4,377,055
Wal-Mart Stores, Inc.	303,376	15,017,112
33,057,142
Specialty Retail - 1.5%
Home Depot, Inc.	154,819	5,940,405
Lowe’s Companies, Inc.	218,839	6,926,254
12,866,659
CONSUMER STAPLES - 10.6%
Beverages - 2.9%
Adolph Coors Co. r	53,837	2,422,665
Anheuser-Busch Companies, Inc.	116,024	4,859,085
Coca Cola Enterprises, Inc.	132,921	2,039,008
Coca-Cola Co.	119,878	5,616,284
PepsiCo., Inc.	216,715	10,510,678
25,447,720
Food & Drug Retailing - 2.0%
Albertsons, Inc.	159,502	5,084,924
Kroger Co. *	234,242	5,771,723
Safeway, Inc. *	81,294	3,228,998
SuperValu, Inc.	148,324	3,000,594
17,086,239

EVERGREEN
Stock Selector Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 1.4%
Archer-Daniels Midland Co.	190,710	$2,401,039
Conagra, Inc.	239,463	5,375,944
Unilever NV	77,907	4,208,536
11,985,519
Household Products - 1.4%
Alberto Culver Co., Class B r	49,347	1,919,105
Procter & Gamble Co.	144,992	10,553,968
12,473,073
Personal Products - 1.3%
Avon Products, Inc.	109,997	5,087,361
Kimberly-Clark Corp.	94,606	5,865,572
10,952,933
Tobacco - 1.6%
Philip Morris Companies, Inc.	282,408	13,637,482
ENERGY - 7.2%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	58,715	1,699,799
Nabors Industries, Inc. *	71,407	1,497,405
Rowan Co., Inc. *	191,530	2,371,141
5,568,345
Oil & Gas - 6.6%
Apache Corp.	169,858	7,303,894
Exxon Mobil Corp.	481,093	18,955,064
Kerr-McGee Corp.	150,534	7,814,220
Occidental Petroleum Corp.	127,735	3,109,070
Phillips Petroleum Co.	272,120	14,678,153
Sunoco, Inc.	141,391	5,033,520
56,893,921
FINANCIALS - 19.2%
Banks - 7.0%
Bank of America Corp.	233,082	13,611,989
Charter One Financial, Inc.	186,024	5,249,606
FleetBoston Financial Corp.	181,970	6,687,397
National City Corp.	214,677	6,429,576
SouthTrust Corp.	625,870	15,940,909
Washington Mutual, Inc.	212,705	8,184,888
Wells Fargo & Co.	89,086	3,959,873
60,064,238

EVERGREEN
Stock Selector Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - 7.6%
Bear Stearns Companies, Inc.	73,264	$3,663,933
Citigroup, Inc.	601,960	24,379,380
Countrywide Credit Industries, Inc.	85,691	3,764,406
Fannie Mae	109,266	8,747,836
Freddie Mac	70,247	4,566,055
J.P. Morgan Chase & Co.	266,913	9,115,079
Lehman Brothers Holdings, Inc.	126,625	7,198,631
Morgan Stanley Dean Witter & Co.	62,045	2,875,786
Providian Financial Corp.	87,364	1,760,384
66,071,490
Insurance - 4.1%
Allstate Corp.	214,437	8,009,222
American International Group, Inc.	175,662	13,701,636
CIGNA Corp.	27,381	2,271,254
CNA Financial Corp. r	121,423	2,691,210
Loew’s Corp.	116,069	5,371,674
MGIC Investment Corp.	53,842	3,518,036
35,563,032
Real Estate - 0.5%
Pulte Homes, Inc.	140,711	4,312,792
HEALTH CARE - 16.2%
Biotechnology - 0.3%
Genetech, Inc. *	65,130	2,865,720
Health Care Equipment & Supplies - 2.4%
Becton Dickinson & Co.	144,858	5,359,746
Biomet, Inc.	181,268	5,302,089
C.R. Bard, Inc.	123,500	6,349,135
Guidant Corp. *	91,257	3,513,394
20,524,364
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	32,899	2,432,881
HCA-The Healthcare Corp.	183,754	8,142,140
HealthSouth Corp. *	294,171	4,783,220
Wellpoint Health Networks, Inc., Class A *	47,810	5,218,462
20,576,703

EVERGREEN
Stock Selector Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 11.1%
Abbott Laboratories	69,385	$3,597,612
Bristol-Myers Squibb Co.	187,444	10,414,389
Elan Corp. Plc, ADR *r	81,403	3,943,975
Johnson & Johnson Co.	394,609	21,861,339
Merck & Co., Inc.	286,903	19,107,740
Pfizer, Inc.	618,052	24,783,885
Pharmacia Corp.	133,389	5,410,258
Schering-Plough Corp.	172,751	6,409,062
95,528,260
INDUSTRIALS - 10.8%
Aerospace & Defense - 2.8%
Boeing Co.	128,068	4,290,278
General Dynamics Corp.	79,136	6,989,291
Lockheed Martin Corp.	110,619	4,839,581
Raytheon Co.	117,661	4,088,720
United Technologies Corp.	84,028	3,907,302
24,115,172
Building Products - 0.3%
American Standard Companies., Inc. *	51,924	2,855,820
Commercial Services & Supplies - 1.7%
Automatic Data Processing, Inc.	103,411	4,864,453
Equifax, Inc.	93,091	2,038,693
First Data Corp.	90,172	5,253,421
R.R. Donnelley & Sons Co.	91,052	2,462,957
14,619,524
Electrical Equipment - 0.6%
Emerson Electric Co.	107,889	5,077,256
Industrial Conglomerates - 4.8%
General Electric Co.	796,434	29,627,345
Textron, Inc.	60,156	2,021,843
Tyco International, Ltd.	209,596	9,536,618
41,185,806
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	108,370	2,898,898
Ryder Systems, Inc.	114,488	2,288,615
5,187,513

EVERGREEN
Stock Selector Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 2.0%
Avaya, Inc. *	182,719	$1,808,918
Cisco Systems, Inc. *	666,639	8,119,663
Lucent Technologies, Inc.	183,246	1,050,000
Nokia Corp., ADR	96,243	1,506,203
Nortel Networks Corp.	242,950	1,362,949
PanAmSat Corp. *	77,960	1,818,027
Scientific Atlanta, Inc. r	85,387	1,498,542
17,164,302
Computers & Peripherals - 2.9%
Compaq Computer Corp.	255,540	2,123,537
Hewlett-Packard Co.	156,326	2,516,849
International Business Machines Corp.	166,765	15,392,410
Lexmark International Group, Inc., Class A *	37,346	1,669,740
Sun Microsystems, Inc. *	191,664	1,585,061
Unisys Corp. *	178,537	1,546,130
24,833,727
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. *	67,765	1,324,806
Solectron Corp. *	237,566	2,767,644
4,092,450
IT Consulting & Services - 1.0%
Affiliated Computer Services, Inc., Class A *r	50,863	4,140,757
Electronic Data Systems Corp.	86,752	4,995,180
9,135,937
Semiconductor Equipment & Products - 2.6%
Applied Materials, Inc. *	97,764	2,780,408
Intel Corp.	539,894	11,035,433
Micron Technology, Inc. *	116,945	2,202,074
Teradyne, Inc. *	79,779	1,555,691
Texas Instruments, Inc.	185,403	4,631,367
22,204,973
Software - 4.2%
Adobe Systems, Inc.	42,633	1,022,339
Autodesk, Inc. r	63,012	2,020,165
Compuware Corp. *	219,305	1,826,811
Microsoft Corp. *	521,029	26,661,054
Oracle Corp. *	354,973	4,465,560
35,995,929

EVERGREEN
Stock Selector Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
MATERIALS - 1.4%
Chemicals - 0.4%
Eastman Chemical Co.	98,126	$3,561,974
Containers & Packaging - 0.1%
Crown Cork & Seal Co., Inc.	127,318	291,558
Metals & Mining - 0.9%
Alcoa, Inc.	100,796	3,125,684
Freeport McMoRan Copper & Gold, Inc., Class B *r	141,881	1,559,272
USX-U.S. Steel Group	238,454	3,333,587
8,018,543
TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 5.4%
AT&T Corp.	150,449	2,903,666
BellSouth Corp.	164,139	6,819,975
Qwest Communications International, Inc.	156,421	2,612,231
SBC Communications, Inc.	181,774	8,565,191
Sprint Corp.	169,110	4,060,331
Verizon Communications, Inc.	226,883	12,276,639
WorldCom, Inc. *	598,774	9,005,561
46,243,594
Wireless Telecommunications Services - 0.3%
AT&T Wireless Services, Inc. *	203,179	3,035,494
UTILITIES - 4.9%
Electric Utilities - 3.5%
American Electric Power Co., Inc.	102,664	4,438,165
Cinergy Corp.	155,972	4,814,856
Dynegy, Inc., Class A	77,380	2,681,217
Entergy Corp.	115,705	4,114,470
Exelon Corp.	25,294	1,128,112
Reliant Energy, Inc.	134,243	3,533,276
TXU Corp.	96,992	4,492,669
Xcel Energy, Inc.	178,350	5,020,553
30,223,318
Gas Utilities - 1.4%
El Paso Corp.	75,448	3,134,864
Keyspan Corp.	98,573	3,276,567
Sempra Energy	222,399	5,504,375
11,915,806
Total Common Stocks		855,342,574

EVERGREEN
Stock Selector Fund
Schedule of Investments continued
September 30, 2001

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 3.4%
U. S. TREASURY OBLIGATIONS - 0.1%
U.S. Treasury Bills:
3.305%, 11/23/2001 (b)	$750,000	$746,351
3.519%, 10/18/2001 (b)	450,000	449,252
1,195,603

	Shares	Value
MUTUAL FUND SHARES - 3.3%
Evergreen Institutional Money Market Fund (a)	4,485,015	$4,485,015
Navigator Prime Portfolio rr	23,702,514	23,702,514
28,187,529
Total Short-Term Investments		29,383,132
Total Investments - (cost $913,790,764) - 102.6%		884,725,706
Other Assets and Liabilities - (2.6%)		(22,314,940)
Net Assets - 100.0%		$862,410,766

See Combined Notes to Schedules of Investments.

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments September 30, 2001

	Shares	Value
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.2%
Visteon Corp.	3,024	$38,556
Automobiles - 0.6%
Ford Motor Co.	3,271	56,752
General Motors Corp.	1,247	53,496
110,248
Distributors - 0.5%
Arrow Electronics, Inc.	4,456	92,952
Hotels, Restaurants & Leisure - 1.1%
Tricon Global Restaurants, Inc. *	2,433	95,422
Wendy’s International, Inc.	3,780	100,737
196,159
Household Durables - 0.3%
Centex Corp.	1,627	54,879
Leisure Equipment & Products - 0.7%
Brunswick Corp.	4,516	74,379
Oakley, Inc. *	4,677	58,696
133,075
Media - 3.5%
AOL Time Warner, Inc. *	11,086	366,947
Knight-Ridder, Inc.	1,218	68,025
Viacom, Inc., Class B *	3,605	124,372
Walt Disney Co.	4,969	92,523
651,867
Multi-line Retail - 3.4%
Dillards, Inc., Class A	3,402	44,804
Federated Department Stores, Inc. *	3,915	110,403
Kmart Corp.	7,495	52,390
Sears, Roebuck & Co.	1,419	49,154
Wal-Mart Stores, Inc.	7,347	363,677
620,428
Specialty Retail - 1.5%
AutoNation, Inc.	11,942	104,970
Home Depot, Inc.	4,455	170,939
275,909
Textiles & Apparel - 0.8%
Polo Ralph Lauren Corp. *	2,512	47,100
Ross Stores, Inc.	3,707	108,430
155,530

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
CONSUMER STAPLES - 9.4%
Beverages - 2.6%
Adolph Coors Co.	842	$37,890
Anheuser-Busch Companies, Inc.	1,660	69,521
Coca-Cola Co.	1,900	89,015
Coca-Cola Femsa SA, ADR	6,615	130,646
PepsiCo., Inc.	2,952	143,172
470,244
Food & Drug Retailing - 1.5%
CVS Corp.	1,403	46,580
Kroger Co. *	2,339	57,633
Safeway, Inc. *	749	29,750
SuperValu, Inc.	7,372	149,135
283,098
Food Products - 1.4%
Conagra, Inc.	5,053	113,440
Suiza Foods Corp. *	2,433	153,620
267,060
Household Products - 1.7%
American Greetings Corp., Class A	8,651	114,539
Procter & Gamble Co.	2,768	201,483
316,022
Tobacco - 2.2%
Philip Morris Companies, Inc.	5,563	268,637
R.J. Reynolds Tobacco Holdings, Inc.	2,238	127,880
396,517
ENERGY - 6.7%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	2,246	65,022
Rowan Co., Inc.	2,661	32,943
97,965
Oil & Gas - 6.2%
Amerada Hess Corp.	1,871	118,808
Chevron Corp.	697	59,071
Exxon Mobil Corp.	11,034	434,740
Kerr-McGee Corp.	1,284	66,652
Occidental Petroleum Corp.	2,642	64,306
Phillips Petroleum Co.	853	46,011
Royal Dutch Petroleum Co.	2,620	131,655
Sunoco, Inc.	3,272	116,483
USX-Marathon Group	3,492	93,411
1,131,137

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
FINANCIALS - 18.9%
Banks - 7.1%
Bank of America Corp.	4,416	$257,894
Comerica, Inc.	1,965	108,861
FleetBoston Financial Corp.	4,864	178,752
Golden West Financial Corp.	1,489	86,511
Greenpoint Finl., Corp.	3,062	107,476
Huntington Bancshares, Inc.	4,253	73,620
KeyCorp	3,119	75,293
National City Corp.	1,765	52,862
SouthTrust Corp.	3,483	88,712
Washington Mutual, Inc.	5,807	223,453
Wells Fargo & Co.	1,123	49,917
1,303,351
Diversified Financials - 7.6%
American Express Co.	1,539	44,723
Citigroup, Inc.	9,988	404,514
Countrywide Credit Industries, Inc.	1,904	83,643
Fannie Mae	3,031	242,662
Freddie Mac	1,420	92,300
J.P. Morgan Chase & Co.	3,808	130,043
Lehman Brothers Holdings, Inc.	2,616	148,720
Merrill Lynch & Co., Inc.	2,971	120,623
National Service Industries, Inc.	3,462	71,490
Providian Financial Corp.	3,555	71,633
1,410,351
Insurance - 4.2%
AFLAC, Inc.	4,117	111,159
Allstate Corp.	1,948	72,758
American International Group, Inc.	3,727	290,706
Axa SA, ADR	3,368	66,013
CIGNA Corp.	749	62,130
Loew’s Corp.	2,422	112,090
MetLife, Inc.	2,079	61,746
776,602
HEALTH CARE - 15.1%
Health Care Equipment & Supplies - 2.3%
Baxter International, Inc.	2,406	132,450
Becton Dickinson & Co.	3,976	147,112
Guidant Corp. *	4,057	156,195
435,757

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.4%
Oxford Health Plans, Inc. *	2,449	$69,552
Tenet Healthcare Corp. *	3,088	184,199
253,751
Pharmaceuticals - 11.4%
Abbott Laboratories	5,516	286,005
American Home Products Corp.	1,512	88,074
Barr Laboratories, Inc. *	890	70,363
Bristol-Myers Squibb Co.	2,152	119,565
Eli Lilly & Co.	1,270	102,489
Johnson & Johnson Co.	7,290	403,866
Merck & Co., Inc.	5,092	339,127
Pfizer, Inc.	11,618	465,882
Pharmacia Corp.	1,607	65,180
Schering-Plough Corp.	4,354	161,533
2,102,084
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.3%
Boeing Co.	2,433	81,505
General Dynamics Corp.	977	86,289
United Technologies Corp.	1,698	78,957
246,751
Airlines - 0.3%
Southwest Airlines Co.	3,315	49,195
Commercial Services & Supplies - 1.7%
Allied Waste Industries, Inc. *	3,173	40,456
Automatic Data Processing, Inc.	2,034	95,679
Deluxe Corp.	2,654	91,669
First Data Corp.	1,487	86,633
314,437
Industrial Conglomerates - 6.2%
General Electric Co.	18,217	677,672
ITT Industries, Inc.	2,152	96,410
Tyco International, Ltd.	8,089	368,049
1,142,131
Machinery - 0.4%
Timken Co.	5,103	69,911
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	2,365	63,264

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 12.5%
Aerospace & Defense - 0.1%
Rockwell Collins, Inc.	1,615	$22,933
Communications Equipment - 1.0%
Avaya, Inc. *	5,082	50,312
Cisco Systems, Inc. *	3,868	47,112
Digital Lightwave, Inc. *	1,684	16,520
Motorola, Inc.	4,725	73,710
187,654
Computers & Peripherals - 4.1%
Compaq Computer Corp.	2,807	23,326
Dell Computer Corp. *	3,743	69,358
EMC Corp. *	3,347	39,327
Hewlett-Packard Co.	3,743	60,262
International Business Machines Corp.	4,444	410,181
Lexmark International Group, Inc., Class A *	983	43,950
Sun Microsystems, Inc. *	7,110	58,800
Unisys Corp.	5,765	49,925
755,129
Electronic Equipment & Instruments - 0.5%
Rockwell International Corp. *	1,615	23,708
Vishay Intertechnology, Inc. *	3,088	56,819
80,527
IT Consulting & Services - 0.8%
Electronic Data Systems Corp.	1,566	90,171
SunGard Data Systems, Inc. *	2,433	56,859
147,030
Semiconductor Equipment & Products - 1.8%
Intel Corp.	12,212	249,613
KLA-Tencor Corp. *	2,433	76,834
326,447
Software - 4.2%
Autodesk, Inc.	3,030	97,142
Infosys Technologies, Ltd.	468	15,823
Microsoft Corp. *	10,405	532,424
Oracle Corp. *	7,157	90,035
Peoplesoft, Inc. *	2,246	40,518
775,942

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments continued
September 30, 2001

	Shares	Value
COMMON STOCKS - continued
MATERIALS - 1.9%
Chemicals - 0.3%
Eastman Chemical Co.	1,497	$54,341
Construction Materials - 0.4%
Cemex SA de CV, ADR, Ser. B	3,462	71,110
Metals & Mining - 0.9%
Anglo American PLC, ADR	2,997	35,724
Freeport McMoRan Copper & Gold, Inc., Class B	5,219	57,357
Inco, Ltd. *	2,581	32,030
USX-U.S. Steel Group	3,414	47,728
172,839
Paper & Forest Products - 0.3%
Georgia-Pacific Corp.	1,713	49,317
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 5.9%
AT&T Corp.	6,762	130,507
BellSouth Corp.	3,743	155,522
Qwest Communications International, Inc.	3,658	61,089
SBC Communications, Inc.	5,987	282,107
Sprint Corp.	4,880	117,169
Verizon Communications, Inc.	3,621	195,932
WorldCom, Inc. *	9,735	146,414
1,088,740
Wireless Telecommunications Services - 0.5%
AT&T Wireless Services, Inc. *	5,773	86,248
UTILITIES - 2.8%
Electric Utilities - 2.0%
Duke Energy Corp.	2,620	99,167
Energy East Corp.	2,835	57,012
Entergy Corp.	3,368	119,766
Reliant Energy, Inc.	3,531	92,936
368,881
Gas Utilities - 0.8%
Keyspan Corp.	2,139	71,100
Sempra Energy	3,101	76,750
147,850
Total Investments - (cost $18,677,717) - 96.5%		17,794,219
Other Assets and Liabilities - 3.5%		643,629
Net Assets - 100.0%		$18,437,848

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments September 30, 2001

Summary	Description
(b)	All or a portion of the principal amount of his security was pledged to cover initial margin requirements for open futures contracts .
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
r	All or a portion of this security is on loan.
rr	Represents investment of cash collateral received for securities on loan.
(a)	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Combined Notes to Schedules of Investments.

EVERGREEN
Domestic Growth Funds
Statements of Assets and Liabilities
September 30, 2001

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Large Company Growth Fund	Growth Fund	Masters Fund

Assets
Identified cost of securities	$253,342,471	$646,569,460	$923,483,002	$562,294,463	$632,332,050	$267,215,926
Net unrealized losses on securities	(4,111,733)	(12,601,296)	(23,433,435)	(28,005,939)	(19,368,146)	(63,192,241)

Market value of securities	249,230,738	633,968,164	900,049,567	534,288,524	612,963,904	204,023,685
Cash	0	0	0	0	0	1,020,675
Receivable for securities sold	8,780,322	0	12,283,241	2,653,174	27,228,439	1,392,227
Receivable for Fund shares sold	110,637	2,929,056	87,813	665,437	58,677	139,759
Dividends and interest receivable	111,741	538,539	982,963	262,401	283,614	161,649
Prepaid expenses and other assets	69,947	39,136	50,405	41,231	91,559	31,630

Total assets	258,303,385	637,474,895	913,453,989	537,910,767	640,626,193	206,769,625

Liabilities
Payable for securities purchased	8,738,603	0	8,376,193	1,686,723	9,152,753	679,913
Payable for Fund shares redeemed	438,585	1,600,979	1,278,867	911,567	482,108	713,768
Payable for securities on loan	21,728,418	0	9,575,400	84,393,866	45,860,656	0
Advisory fee payable	9,511	40,863	56,233	25,127	23,201	19,230
Distribution Plan expenses payable	8,775	35,562	26,107	39,024	14,786	10,223
Due to other related parties	1,828	7,662	7,224	5,384	4,732	2,210
Accrued expenses and other liabilities	65,885	94,086	354,057	202,996	168,787	25,057

Total liabilities	30,991,605	1,779,152	19,674,081	87,264,687	55,707,023	1,450,401

Net assets	$227,311,780	$635,695,743	$893,779,908	$450,646,080	$584,919,170	$205,319,224

Net assets represented by
Paid-in capital	$336,367,254	$663,709,551	$998,928,158	$526,926,621	$756,440,173	$292,854,630
Undistributed net investment loss	(17,165)	(549)	(132,497)	(1,098)	(130,702)	(6,668)
Accumulated net realized losses on securities,futures and foreign currency related transactions	(104,926,576)	(15,411,963)	(81,582,318)	(48,273,504)	(152,022,017)	(24,336,658)
Net unrealized gains or losses on securities and foreign currency related transactions	(4,111,733)	(12,601,296)	(23,433,435)	(28,005,939)	(19,368,284)	(63,192,080)

Total net assets	$227,311,780	$635,695,743	$893,779,908	$450,646,080	$584,919,170	$205,319,224

Net assets consists of
Class A	$133,000,848	$255,693,438	$84,684,498	$64,884,583	$534,164,244	$100,713,194
Class B	67,082,986	145,229,070	295,856,694	6,252,412	43,461,524	92,927,605
Class C	8,656,987	233,563,471	5,731,905	263,291,821	5,689,593	9,450,095
Class I*	18,570,959	1,209,764	507,506,811	116,217,264	1,603,809	2,228,330

Total net assets	$227,311,780	$635,695,743	$893,779,908	$450,646,080	$584,919,170	$205,319,224

Shares outstanding
Class A	10,070,203	11,638,994	7,554,326	5,252,538	95,424,387	13,909,660
Class B	5,478,120	6,707,502	27,713,216	543,582	8,072,488	13,122,307
Class C	709,494	11,536,705	537,961	22,924,632	1,055,649	1,336,298
Class I*	1,363,252	54,479	44,307,001	9,299,050	289,554	305,662

Net asset value per share
Class A	$13.21	$21.97	$11.21	$12.35	$5.60	$7.24

Class A - Offering price (based on sales charge of 5.75%)	$14.02	$23.31	$11.89	$13.10	$5.94	$7.68

Class B	$12.25	$21.65	$10.68	$11.50	$5.38	$7.08

Class C	$12.20	$20.25	$10.65	$11.49	$5.39	$7.07

Class I*	$13.62	$22.21	$11.45	$12.50	$5.54	$7.29

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Assets and Liabilities (continued)
September 30, 2001

	Omega Fund	Premier 20 Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Assets
Identified cost of securities	$1,727,953,059	$124,321,311	$728,278,036	$913,790,764	$18,677,717
Net unrealized losses on securities	(57,464,097)	(9,164,549)	(19,414,340)	(29,065,058)	(883,498)

Market value of securities	1,670,488,962	115,156,762	708,863,696	884,725,706	17,794,219
Cash	0	595	0	0	0
Receivable for securities sold	54,176,096	0	11,557,318	0	1,000,686
Receivable for Fund shares sold	2,346,796	90,340	931,354	1,085,362	17,304
Dividends and interest receivable	467,391	57,062	281,491	1,174,603	23,918
Receivable for daily variation margin on open futures contracts	0	0	0	137,800	0
Advisory fee payable	0	23,010	0	5,991	0
Prepaid expenses and other assets	123,688	141,848	11,734	31,211	28,702

Total assets	1,727,602,933	115,469,617	721,645,593	887,160,673	18,864,829

Liabilities
Payable for securities purchased	25,044,349	409,750	8,075,230	0	0
Payable for Fund shares redeemed	2,903,414	314,549	651,316	927,838	43,478
Payable for securities on loan	212,505,481	9,266,307	97,116,385	23,702,514	0
Advisory fee payable	62,014	0	23,884	0	1,293
Distribution Plan expenses payable	88,277	2,634	14,599	498	1,218
Due to other related parties	11,993	856	4,922	6,939	149
Accrued expenses and other liabilities	250,818	91,154	81,164	112,118	380,843

Total liabilities	240,866,346	10,085,250	105,967,500	24,749,907	426,981

Net assets	$1,486,736,587	$105,384,367	$615,678,093	$862,410,766	$18,437,848

Net assets represented by
Paid-in capital	$2,221,465,070	$171,409,399	$908,997,223	$970,165,405	$22,695,272
Undistributed (overdistributed) net investment income (loss)	(11,691)	0	(49,518)	(5,411)	0
Accumulated net realized losses on securities and futures transactions	(677,252,695)	(56,860,483)	(273,855,272)	(78,809,413)	(3,373,926)
Net unrealized gains or losses on securities and futures transactions	(57,464,097)	(9,164,549)	(19,414,340)	(28,939,815)	(883,498)

Total net assets	$1,486,736,587	$105,384,367	$615,678,093	$862,410,766	$18,437,848

Net assets consists of
Class A	$504,418,548	$97,211,919	$574,123,242	$15,409,890	$4,305,623
Class B	778,976,160	6,042,369	35,480,620	2,017,320	9,617,919
Class C	189,190,766	2,056,364	4,233,585	87,763	4,409,584
Class I*	14,151,113	73,715	1,840,646	843,929,195	104,722
Class IS	0	0	0	966,598	0

Total net assets	$1,486,736,587	$105,384,367	$615,678,093	$862,410,766	$18,437,848

Shares outstanding
Class A	24,693,520	19,635,376	164,838,634	1,260,277	394,832
Class B	41,838,385	1,230,386	10,604,611	170,618	900,593
Class C	10,135,789	417,572	1,263,161	7,293	412,245
Class I*	685,293	14,851	520,685	68,697,804	9,509
Class IS	0	0	0	79,053	0

Net asset value per share
Class A	$20.43	$4.95	$3.48	$12.23	$10.90

Class A - Offering price (based on sales charge of 5.75%)	$21.68	$5.25	$3.69	$12.98	$11.56

Class B	$18.62	$4.91	$3.35	$11.82	$10.68

Class C	$18.67	$4.92	$3.35	$12.03	$10.70

Class I*	$20.65	$4.96	$3.54	$12.28	$11.01

Class IS	$-	$-	$-	$12.23	$-

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Operations
Year Ended September 30, 2001

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Large Company Growth Fund	Growth Fund	Masters Fund

Investment income
Dividends (net of foreign withholding taxes of $0, $0, $4,505, $0, $5,860 and $4,271, respectively)	$658,355	$6,989,719	$12,949,103	$660,337	$4,781,516	$2,043,155
Securities lending income	98,349	27,115	76,670	358,612	218,348	0
Interest	1,401,581	2,122,104	2,830,499	2,139,268	2,076,004	415,096

Total investment income	2,158,285	9,138,938	15,856,272	3,158,217	7,075,868	2,458,251

Expenses
Advisory fee	1,673,374	4,777,376	9,478,140	4,071,397	3,728,366	2,509,089
Distribution Plan expenses	1,528,792	4,033,577	4,491,317	3,799,995	2,586,626	1,725,872
Administrative services fees	321,803	895,758	1,211,711	872,442	829,823	288,401
Transfer agent fee	1,032,418	1,318,963	3,977,695	1,025,970	1,284,765	1,018,452
Trustees’ fees and expenses	6,152	14,810	11,596	4,226	7,744	1,187
Printing and postage expenses	45,010	80,505	217,335	115,355	113,716	37,377
Custodian fee	51,386	66,009	263,998	125,887	153,561	48,232
Registration and filing fees	100,342	87,783	136,674	70,497	125,783	47,723
Professional fees	17,945	19,526	26,300	23,396	18,197	21,198
Interest expense	0	0	0	0	1,045	0
Other	2,962	58,865	32,341	32,235	25,425	7,259

Total expenses	4,780,184	11,353,172	19,847,107	10,141,400	8,875,051	5,704,790
Less: Expense reductions	(34,511)	(90,618)	(83,209)	(25,412)	(59,729)	(11,527)

Net expenses	4,745,673	11,262,554	19,763,898	10,115,988	8,815,322	5,693,263

Net investment loss	(2,587,388)	(2,123,616)	(3,907,626)	(6,957,771)	(1,739,454)	(3,235,012)

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	(105,537,253)	(14,542,905)	(76,910,076)	(28,994,514)	(122,125,104)	(18,762,708)
Foreign currency related transactions	0	0	0	0	(91,265)	(3,491)

Net realized losses on securities and foreign currency related transactions	(105,537,253)	(14,542,905)	(76,910,076)	(28,994,514)	(122,216,369)	(18,766,199)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(117,271,981)	(88,926,498)	(403,479,986)	(202,791,008)	(336,074,251)	(100,286,583)

Net realized and unrealized losses on securities and foreign currency related transactions	(222,809,234)	(103,469,403)	(480,390,062)	(231,785,522)	(458,290,620)	(119,052,782)

Net decrease in net assets resulting from operations	$(225,396,622)	$(105,593,019)	$(484,297,688)	$(238,743,293)	$(460,030,074)	$(122,287,794)

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Operations (continued)
Year Ended September 30, 2001

	Omega Fund	Premier 20 Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Investment income
Dividends (net of foreign withholding taxes of $2,544, $7,853, $0, $29,461 and $1,488, respectively)	$7,039,033	$516,859	$2,635,107	$13,128,732	$285,867
Securities lending income	468,249	22,092	567,481	87,008	0
Interest	3,487,586	189,284	2,217,892	422,701	10,823

Total investment income	10,994,868	728,235	5,420,480	13,638,441	296,690

Expenses
Advisory fee	9,521,411	653,299	3,850,572	7,267,485	199,787
Distribution Plan expenses	14,336,659	255,335	2,588,783	77,588	179,589
Administrative services fees	1,942,242	87,107	863,504	1,101,134	22,964
Transfer agent fee	8,123,033	321,493	1,751,251	257,333	36,102
Trustees’ fees and expenses	40,670	1,899	17,848	26,567	536
Printing and postage expenses	237,436	35,517	144,620	141,306	4,062
Custodian fee	304,208	22,515	143,391	261,183	7,150
Registration and filing fees	319,875	111,497	94,477	110,950	26,628
Professional fees	22,461	20,108	39,414	27,534	15,531
Interest expense	0	0	0	7,183	0
Other	160,752	6,661	7,957	33,928	23,033

Total expenses	35,008,747	1,515,431	9,501,817	9,312,191	515,382
Less: Expense reductions	(205,371)	(2,832)	(109,977)	(42,250)	(1,308)
Fee waivers	0	(159,720)	0	(1,241,529)	0

Net expenses	34,803,376	1,352,879	9,391,840	8,028,412	514,074

Net investment income (loss)	(23,808,508)	(624,644)	(3,971,360)	5,610,029	(217,384)

Net realized and unrealized gains or losses on securities, future transactions and foreign currency related transactions
Net realized losses on:
Securities	(673,980,920)	(56,860,483)	(270,224,682)	(54,902,208)	(2,237,660)
Futures contracts	0	0	0	(3,697,563)	0

Net realized losses on securities and futures contracts	(673,980,920)	(56,860,483)	(270,224,682)	(58,599,771)	(2,237,660)

Net change in unrealized gains or losses on securities and foreign currency transactions	(516,886,714)	(9,164,549)	(277,570,398)	(286,289,208)	(6,403,669)

Net realized and unrealized losses on securities, futures transactions and foreign currency related transactions	(1,190,867,634)	(66,025,032)	(547,795,080)	(344,888,979)	(8,641,329)

Net decrease in net assets resulting from operations	$(1,214,676,142)	$(66,649,676)	$(551,766,440)	$(339,278,950)	$(8,858,713)

(a)For the period from October 31, 2000 (commencement of operations) through September 30, 2001.

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Changes in Net Assets
Year Ended September 30, 2001

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Large Company Growth Fund	Growth Fund	Masters Fund

Operations
Net investment loss	$(2,587,388)	$(2,123,616)	$(3,907,626)	$(6,957,771)	$(1,739,454)	$(3,235,012)
Net realized losses on securities and foreign currency related transactions	(105,537,253)	(14,542,905)	(76,910,076)	(28,994,514)	(122,216,369)	(18,766,199)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(117,271,981)	(88,926,498)	(403,479,986)	(202,791,008)	(336,074,251)	(100,286,583)

Net decrease in net assets resulting from operations	(225,396,622)	(105,593,019)	(484,297,688)	(238,743,293)	(460,030,074)	(122,287,794)

Distributions to shareholders from
Net realized gains
Class A	(77,377,506)	(18,009,872)	(1,944,972)	(25,666,355)	(218,306,158)	(25,376,371)
Class B	(39,311,593)	(2,061,088)	(6,964,214)	(1,826,364)	(17,952,726)	(18,888,732)
Class C	(4,849,662)	(19,344,932)	(137,406)	(103,349,540)	(1,747,989)	(1,625,638)
Class I*	(11,963,984)	(4,238)	(10,469,541)	(33,103,409)	(525,166)	(591,913)

Total distributions to shareholders	(133,502,745)	(39,420,130)	(19,516,133)	(163,945,668)	(238,532,039)	(46,482,654)

Capital share transactions
Proceeds from shares sold	81,285,058	417,000,661	89,514,761	146,984,427	52,930,785	56,309,895
Net asset value of shares issued in reinvestment of distributions	118,445,930	38,241,306	18,641,519	158,937,200	209,126,113	43,801,490
Payment for shares redeemed	(97,014,529)	(138,850,114)	(323,156,461)	(149,573,201)	(164,397,848)	(67,996,500)

Net increase (decrease) in net assets resulting from capital share transactions	102,716,459	316,391,853	(215,000,181)	156,348,426	97,659,050	32,114,885

Total increase (decrease) in net assets	(256,182,908)	171,378,704	(718,814,002)	(246,340,535)	(600,903,063)	(136,655,563)
Net assets
Beginning of period	483,494,688	464,317,039	1,612,593,910	696,986,615	1,185,822,233	341,974,787
End of period	$227,311,780	$635,695,743	$893,779,908	$450,646,080	$584,919,170	$205,319,224

Undistributed net investment loss	$(17,165)	$(549)	$(132,497)	$(1,098)	$(130,702)	$(6,668)

* Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Changes in Net Assets (continued)
Year Ended September 30, 2001

	Omega Fund	Premier 20 Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Operations
Net investment income (loss)	$(23,808,508)	$(624,644)	$(3,971,360)	$5,610,029	$(217,384)
Net realized losses on securities and futures contracts	(673,980,920)	(56,860,483)	(270,224,682)	(58,599,771)	(2,237,660)
Net change in unrealized gains or losses on securities, futures contracts, and foreign currency transactions	(516,886,714)	(9,164,549)	(277,570,398)	(286,289,208)	(6,403,669)

Net decrease in net assets resulting from operations	(1,214,676,142)	(66,649,676)	(551,766,440)	(339,278,950)	(8,858,713)

Distributions to shareholders from
Net investment income
Class A	0	0	0	(52,389)	0
Class I*	0	0	0	(5,542,167)	0
Class IS	0	0	0	(2,801)	0
Net realized gains
Class A	(37,755,845)	0	(339,810,638)	(845,544)	0
Class B	(65,335,493)	0	(25,155,520)	(101,754)	0
Class C	(14,524,424)	0	(2,532,082)	(15,265)	0
Class I*	(1,094,339)	0	(1,891,653)	(38,864,576)	0
Class IS	0	0	0	(52,996)	0

Total distributions to shareholders	(118,710,101)	0	(369,389,893)	(45,477,492)	0

Capital share transactions
Proceeds from shares sold	569,884,496	186,467,478	358,743,367	170,064,439	7,096,891
Net asset value of shares issued in reinvestment of distributions	114,307,476	0	312,981,758	27,558,804	0
Net asset value of shares issued in acquisition	0	0	0	298,611,902	0
Payment of shares redeemed	(388,215,927)	(14,433,435)	(339,192,353)	(339,131,793)	(7,463,099)

Net increase (decrease) in net assets resulting from capital share transactions	295,976,045	172,034,043	332,532,772	157,103,352	(366,208)

Total increase (decrease) in net assets	(1,037,410,198)	105,384,367	(588,623,561)	(227,653,090)	(9,224,921)
Net assets
Beginning of period	2,524,146,785	0	1,204,301,654	1,090,063,856	27,662,769

End of period	$1,486,736,587	$105,384,367	$615,678,093	$862,410,766	$18,437,848

Undistributed (overdistributed) net investment income (loss)	$(11,691)	$0	$(49,518)	$(5,411)	$0

(a)For the period from October 31, 2000 (commencement of operations) through September 30, 2001.

*Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Changes in Net Assets
Year Ended September 30, 2000

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Large Company Growth Fund	Growth Fund	Masters Fund

Operations
Net investment loss	$(3,409,812)	$(2,079,061)	$(11,502,069)	$(8,329,344)	$(4,843,274)	$(3,281,057)
Net realized gains on securities and foreign currency related transactions	155,458,871	53,670,631	796,280,843	174,193,801	246,056,441	49,166,192
Net change in unrealized gains or losses on securities and foreign currency related transactions	16,115,705	6,248,890	(565,166,402)	107,614,461	70,790,484	31,993,883

Net increase in net assets resulting from operations	168,164,764	57,840,460	219,612,372	273,478,918	312,003,651	77,879,018

Distributions to shareholders from
Net realized gains
Class A	(20,816,668)	(5,632,668)	(68,057,666)	(4,502,995)	(140,706,662)	0
Class B	(7,498,495)	(18,912)	(239,465,206)	(3,857)	(17,025,506)	0
Class C	(661,363)	(5,500,066)	(4,998,787)	(17,616,171)	(406,532)	0
Class I*	(3,525,812)	(28)	(382,244,628)	(2,301,558)	(43,520)	0

Total distributions to shareholders	(32,502,338)	(11,151,674)	(694,766,287)	(24,424,581)	(158,182,220)	0

Capital share transactions
Proceeds from shares sold	187,916,768	87,533,172	1,384,224,662	165,547,325	131,708,753	66,969,165
Net asset value of shares issued in reinvestment of distributions	28,278,050	10,859,838	638,036,211	23,726,826	138,920,109	0
Payment for shares redeemed	(124,904,294)	(219,737,375)	(1,860,052,897)	(203,481,596)	(206,283,347)	(61,884,286)

Net increase (decrease) in net assets resulting from capital share transactions	91,290,524	(121,344,365)	162,207,976	(14,207,445)	64,345,515	5,084,879

Total increase (decrease) in net assets	226,952,950	(74,655,579)	(312,945,939)	234,846,892	218,166,946	82,963,897
Net assets
Beginning of period	256,541,738	538,972,618	1,925,539,849	462,139,723	967,655,287	259,010,890

End of period	$483,494,688	$464,317,039	$1,612,593,910	$696,986,615	$1,185,822,233	$341,974,787

Undistributed net investment loss	$(18,939)	$(3,615)	$(140,416)	$(4,625)	$(45,009)	$(8,072)

*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds
Statements of Changes in Net Assets (continued)
Year Ended September 30, 2000

	Omega Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Operations
Net investment income (loss)	$(17,374,500)	$(6,151,602)	$1,300,801	$(222,780)
Net realized gains or losses on securities, futures contracts and foreign currency related transactions	130,394,397	466,895,429	95,315,251	(545,749)
Net change in unrealized gains on securities and foreign currency related transactions	340,929,558	52,667,870	(39,270,021)	2,929,096
Net increase in net assets resulting from operations	453,949,455	513,411,697	57,346,031	2,160,567
Distributions to shareholders from
Net investment income
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class I*	0	0	(281,763)	0
Class IS	0	0	0	0
Net realized gains
Class A	(14,155,787)	0	(5,418,693)	0
Class B	(16,797,293)	0	(667,652)	0
Class C	(1,310,986)	0	(72,030)	0
Class I*	(187,473)	0	(101,755,884)	0
Class IS	0	0	(126)	0
Total distributions to shareholders	(32,451,539)	0	(108,196,148)	0
Capital share transactions
Proceeds from shares sold	1,500,835,686	341,779,432	91,238,942	14,170,730
Net asset value of shares issued in reinvestment of distributions	29,898,047	0	89,713,224	0
Net asset value of shares issued in acquisition	0	0	751,110,665	0
Payment for shares redeemed	(203,916,834)	(473,371,312)	(291,460,568)	(6,221,708)
Net increase (decrease) in net assets resulting from capital share transactions	1,326,816,899	(131,591,880)	640,602,263	7,949,022
Total increase in net assets	1,748,314,815	381,819,817	589,752,146	10,109,589
Net assets
Beginning of period	775,831,970	822,481,837	500,311,710	17,553,180
End of period	$2,524,146,785	$1,204,301,654	$1,090,063,856	$27,662,769
Undistributed (overdistributed) net investment income (loss)	$(23,882)	$(55,171)	$(11,890)	$0
*Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund (“Aggressive Growth Fund”), Evergreen Capital Growth Fund (“Capital Growth Fund”), Evergreen Fund (“Evergreen Fund”), Evergreen Growth Fund (“Growth Fund”), Evergreen Large Company Growth Fund (“Large Company Growth Fund”), Evergreen Masters Fund (“Masters Fund”), Evergreen Omega Fund (“Omega Fund”), Evergreen Premier 20 Fund (“Premier 20 Fund”), Evergreen Small Company Growth Fund (“Small Company Growth Fund”), Evergreen Stock Selector Fund (“Stock Selector Fund”) and Evergreen Tax Strategic Equity Fund (“Tax Strategic Equity Fund”), (collectively, the “Funds”). Each Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Stock Selector Fund also offers Institutional Service shares (“Class IS”). Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and IS shares are sold without a front-end sales charge or a contingent deferred sales charge; however Class IS shares pay an ongoing distribution fee. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Class I. This change did not change the fee and expense structure of the Class Y shareholders or their rights or privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

Combined Notes to Financial Statements (continued)

C. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Funds. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, net realized foreign currency losses and security litigation settlements.

H. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Funds’ Board of Trustees approved the transfer of the investment advisory contracts with Evergreen Asset Management Corp., First Union National Bank (“FUNB”) and Mentor Investment Advisors, LLC to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and

Combined Notes to Financial Statements (continued)

no-action letters, these transfers did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by Wachovia Corporation (formerly “First Union Corporation”) and neither the fees nor services were changed.

EIMC, an indirect, wholly-owned subsidiary of Wachovia Corporation, is the investment advisor to each Fund, except Stock Selector Fund. EIMC is paid a management fee that is calculated and paid daily.

For the Funds listed below, EIMC receives a management fee that is calculated by applying percentage rates, that decline as net assets increase, to the Fund’s average daily net assets as identified below:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:
Evergreen Fund*	0.80%	0.675%
Large Company Growth Fund	0.61%	0.26%
Omega Fund	0.66%	0.41%
Small Company Growth Fund	0.61%	0.26%
*Prior to January 1, 2001, the management fee for Evergreen Fund was calculated by applying percentage rates which started at 0.90% and declined to 0.70% per annum as net assets increased, to the average daily net assets of the Fund.

EIMC receives a management fee that is calculated at an annual rate of each Fund’s average daily net assets as identified for the following Funds:

Management Fee Rate:
Aggressive Growth Fund	0.52%
Capital Growth Fund	0.80%
Growth Fund	0.70%
Masters Fund	0.87%
Premier 20 Fund	0.75%
Tax Strategic Equity Fund	0.87%

Effective April 2, 2001, Pilgrim Baxter Value Investors, Inc. (“Pilgrim Baxter”) became sub-advisor to Capital Growth Fund and is paid for its services by EIMC.

Meridian Investment Company (“MIC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the investment advisor to Stock Selector Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.66% of the Fund’s average daily net assets.

During the year ended September 30, 2001, the amount of investment advisory fees waived by the investment advisors and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets
Premier 20 Fund	$ 159,720	0.18%
Stock Selector Fund	1,241,529	0.11%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia Corporation, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets. Capital Growth Fund and Growth Fund pay the administrator a fee of 0.15% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Combined Notes to Financial Statements (continued)

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds. Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended September 30, 2001, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS
Aggressive Growth Fund	$468,598	$936,614	$123,580	N/A
Capital Growth Fund	643,553	874,823	2,515,201	N/A
Evergreen Fund	294,789	4,117,415	79,113	N/A
Growth Fund	222,888	72,968	3,504,139	N/A
Large Company Growth Fund	1,896,346	617,374	72,906	N/A
Masters Fund	374,892	1,233,166	117,814	N/A
Omega Fund	1,631,926	10,284,216	2,420,517	N/A
Premier 20 Fund	204,973	36,613	13,749	N/A
Small Company Growth Fund	2,004,880	525,997	57,906	N/A
Stock Selector Fund	49,400	23,353	1,916	$2,919
Tax Strategic Equity Fund	14,776	118,578	46,235	N/A

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective the close of business on October 13, 2000, the Stock Selector Fund acquired substantially all of the net assets and assumed certain liabilities of CoreStates Equity Fund, in an exchange for Class Y shares of Stock Selector Fund. This acquisition was accomplished by a tax-free exchange for 18,376,459 shares of the Fund. The value of acquired net assets were $298,611,902 with unrealized appreciation of $54,681,214. The aggregate net assets of Stock Selector Fund immediately after the October 13, 2000 acquisition were $1,316,015,011.

Effective the close of business on July 20, 2000, the Stock Selector Fund acquired substantially all of the net assets and assumed certain liabilities of Evergreen Select Large Cap Blend Fund, an open-end management investment company registered under the 1940 Act in an exchange for Class I (formerly Class Y) and Class IS shares of Stock Selector Fund. This acquisition was accomplished by a tax-free exchange for 15,903,371 shares of the Fund. The value of acquired net assets were $283,970,109 with unrealized appreciation of $83,356,329.

Combined Notes to Financial Statements (continued)

Effective the close of business on July 20, 2000, the Stock Selector Fund also acquired substantially all of the net assets and assumed certain liabilities of Evergreen Select Diversified Value Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class I (formerly Class Y) and Class IS shares of Stock Selector Fund. This acquisition was accomplished by a tax-free exchange for 26,161,874 shares of the Fund. The value of acquired net assets were $467,140,556 with unrealized appreciation of $75,828,005. The aggregate net assets of Stock Selector Fund immediately after the July 20, 2000 acquisitions were $1,175,731,925.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Aggressive Growth Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,301,010	$44,611,535	3,100,377	$103,839,814
Automatic conversion of Class B shares to Class A shares	99,217	1,713,402	113,893	3,554,102
Shares issued in reinvestment of distributions	3,290,009	65,175,086	619,549	17,223,446
Shares redeemed	(3,092,195)	(54,720,957)	(2,797,954)	(92,858,602)

Net increase	2,598,041	56,779,066	1,035,865	31,758,760

Class B
Shares sold	1,217,073	23,988,041	1,750,669	58,292,258
Automatic conversion of Class B shares to Class A shares	(106,527)	(1,713,402)	(118,379)	(3,554,102)
Shares issued in reinvestment of distributions	2,004,329	37,039,992	262,406	7,024,615
Shares redeemed	(1,314,650)	(21,820,640)	(471,778)	(15,033,715)

Net increase	1,800,225	37,493,991	1,422,918	46,729,056

Class C
Shares sold	272,296	5,432,632	265,688	8,888,157
Shares issued in reinvestment of distributions	246,588	4,542,158	21,277	568,101
Shares redeemed	(241,436)	(3,910,229)	(42,454)	(1,378,845)

Net increase	277,448	6,064,561	244,511	8,077,413

Class I
Shares sold	349,670	7,252,850	492,490	16,896,539
Shares issued in reinvestment of distributions	573,256	11,688,694	122,588	3,461,888
Shares redeemed	(808,489)	(16,562,703)	(466,854)	(15,633,132)

Net increase	114,437	2,378,841	148,224	4,725,295

Net increase		$102,716,459		$91,290,524

Capital Growth Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	5,568,388	$143,770,336	1,571,779	$39,800,998
Automatic conversion of Class B shares to Class A shares	11,706	302,820	104	2,772
Shares issued in reinvestment of distributions	661,749	17,496,661	216,678	5,463,357
Shares redeemed	(2,760,030)	(70,075,128)	(5,349,523)	(132,663,877)

Net increase (decrease)	3,481,813	91,494,689	(3,560,962)	(87,396,750)

Class B
Shares sold	6,594,031	168,275,660	752,540	19,686,961
Automatic conversion of Class B shares to Class A shares	(11,838)	(302,820)	(104)	(2,772)
Shares issued in reinvestment of distributions	75,007	1,967,426	734	18,478
Shares redeemed	(629,174)	(15,217,269)	(73,694)	(1,901,301)

Net increase	6,028,026	$154,722,997	679,476	$17,801,366

Combined Notes to Financial Statements (continued)

Capital Growth Fund (continued)
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class C
Shares sold	4,284,347	$103,323,333	1,170,496	$28,010,821
Shares issued in reinvestment of distributions	765,564	18,771,624	226,919	5,377,984
Shares redeemed	(2,270,818)	(53,318,519)	(3,664,349)	(85,172,197)

Net increase (decrease)	2,779,093	68,776,438	(2,266,934)	(51,783,392)

Class I
Shares sold	61,944	1,631,332	1,304	34,392
Shares issued in reinvestment of distributions	210	5,595	1	19
Shares redeemed	(9,034)	(239,198)	0	0

Net increase	53,120	1,397,729	1,305	34,411

Net increase (decrease)		$316,391,853		($121,344,365)

Evergreen Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	759,800	$10,955,731	24,685,942	$634,241,694
Automatic conversion of Class B to Class A shares	111,865	1,493,101	608,123	16,316,036
Shares Issued in reinvestment of distributions	124,649	1,907,320	3,807,746	66,767,967
Shares redeemed	(3,007,546)	(41,945,340)	(26,978,305)	(688,893,058)

Net increase (decrease)	(2,011,232)	(27,589,188)	2,123,506	28,432,639

Class B
Shares sold	694,023	9,217,054	1,818,268	44,260,276
Automatic conversion of Class B to Class A shares	(117,071)	(1,493,101)	(621,702)	(16,316,036)
Shares issued in reinvestment of distributions	467,513	6,853,536	13,911,636	235,437,115
Shares redeemed	(7,449,800)	(97,492,959)	(8,122,817)	(184,411,434)

Net increase (decrease)	(6,405,335)	(82,915,470)	6,985,385	78,969,921

Class C
Shares sold	152,166	2,071,754	126,214	3,054,279
Shares issued in reinvestment of distributions	9,020	132,059	286,087	4,833,455
Shares redeemed	(298,028)	(3,985,525)	(319,659)	(7,171,277)

Net increase (decrease)	(136,842)	(1,781,712)	92,642	716,457

Class I
Shares sold	4,846,531	67,270,222	27,347,010	702,668,413
Shares issued in reinvestment of distributions	624,905	9,748,604	18,454,462	330,997,674
Shares redeemed	(12,735,342)	(179,732,637)	(38,578,277)	(979,577,128)

Net increase (decrease)	(7,263,906)	(102,713,811)	7,223,195	54,088,959

Net increase (decrease)		($215,000,181)		$162,207,976

Combined Notes to Financial Statements (continued)

Growth Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,470,682	$22,945,209	3,213,966	$59,192,420
Automatic conversion of Class B shares to Class A shares	2,173	40,882	35	708
Shares issued in reinvestment of distributions	1,538,164	25,102,844	258,789	4,417,530
Shares redeemed	(2,308,008)	(35,880,908)	(4,692,164)	(87,305,778)

Net increase (decrease)	703,011	12,208,027	(1,219,374)	(23,695,120)

Class B
Shares sold	483,901	7,667,135	269,830	6,068,033
Automatic conversion of Class B shares to Class A shares	(2,306)	(40,882)	(36)	(708)
Shares issued in reinvestment of distributions	118,568	1,814,091	235	3,857
Shares redeemed	(313,388)	(4,731,585)	(13,222)	(302,751)

Net increase	286,775	4,708,759	256,807	5,768,431

Class C
Shares sold	1,644,852	25,315,245	745,305	15,988,064
Shares issued in reinvestment of distributions	6,478,924	98,933,166	1,038,089	17,003,896
Shares redeemed	(3,572,131)	(52,482,533)	(5,148,069)	(99,273,581)

Net increase (decrease)	4,551,645	71,765,878	(3,364,675)	(66,281,621)

Class I
Shares sold	5,609,691	91,056,838	3,803,240	84,298,808
Shares issued in reinvestment of distributions	2,007,712	33,087,099	134,201	2,301,543
Shares redeemed	(3,725,440)	(56,478,175)	(737,387)	(16,599,486)

Net increase	3,891,963	67,665,762	3,200,054	70,000,865

Net increase (decrease)		$156,348,426		$(14,207,445)

Large Company Growth Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,979,160	$31,272,813	7,306,072	$94,013,807
Automatic conversion of Class B shares to Class A shares	90,507	700,256	4,198,873	51,860,653
Shares issued in reinvestment of distributions	22,795,360	190,797,162	11,055,062	123,042,836
Shares redeemed	(17,676,457)	(139,726,800)	(14,420,685)	(180,416,693)

Net increase	9,188,570	83,043,431	8,139,322	88,500,603

Class B
Shares sold	2,014,366	15,432,743	2,365,679	29,460,430
Automatic conversion of Class B shares to Class A shares	(93,454)	(700,256)	(4,275,735)	(51,860,653)
Shares issued in reinvestment of distributions	1,996,379	16,190,608	1,411,557	15,442,432
Shares redeemed	(2,848,196)	(21,147,089)	(1,981,248)	(23,920,759)

Net increase (decrease)	1,069,095	9,776,006	(2,479,747)	(30,878,550)

Class C
Shares sold	623,962	4,978,932	411,888	5,170,912
Shares issued in reinvestment of distributions	199,263	1,616,024	35,737	391,321
Shares redeemed	(348,533)	(2,444,883)	(91,760)	(1,121,371)

Net increase	474,692	4,150,073	355,865	4,440,862

Class I
Shares sold	160,132	1,246,297	246,735	3,063,604
Shares issued in reinvestment of distributions	63,158	522,319	3,956	43,520
Shares redeemed	(141,754)	(1,079,076)	(64,472)	(824,524)

Net increase	81,536	689,540	186,219	2,282,600

Net increase		$97,659,050		$64,345,515

Combined Notes to Financial Statements (continued)

Masters Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,654,008	$16,359,947	1,489,659	$18,736,347
Automatic conversion of Class B shares to Class A shares	62,356	614,394	59,895	749,247
Shares issued in reinvestment of distributions	2,228,399	23,219,916	0	0
Shares redeemed	(4,589,256)	(44,080,763)	(3,688,658)	(44,262,539)

Net decrease	(644,493)	(3,886,506)	(2,139,104)	(24,776,945)

Class B
Shares sold	3,268,027	32,700,483	3,190,144	39,847,013
Automatic conversion of Class B shares to Class A shares	(63,466)	(614,394)	(60,265)	(749,247)
Shares issued in reinvestment of distributions	1,804,735	18,516,586	0	0
Shares redeemed	(2,114,569)	(19,211,985)	(1,188,498)	(14,385,372)

Net increase	2,894,727	31,390,690	1,941,381	24,712,394

Class C
Shares sold	680,467	6,716,371	549,220	6,872,754
Shares issued in reinvestment of distributions	143,857	1,473,095	0	0
Shares redeemed	(360,795)	(3,367,046)	(160,320)	(1,845,368)

Net increase	463,529	4,822,420	388,900	5,027,386

Class I
Shares sold	52,343	533,094	121,732	1,513,051
Shares issued in reinvestment of distributions	56,532	591,893	0	0
Shares redeemed	(140,656)	(1,336,706)	(116,895)	(1,391,007)

Net increase (decrease)	(31,781)	(211,719)	4,837	122,044

Net increase		$32,114,885		$5,084,879

Omega Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	6,327,200	$175,470,865	10,534,090	$386,870,560
Automatic conversion of Class B shares to Class A shares	445,342	11,811,772	245,610	8,341,595
Shares issued in reinvestment of distributions	1,187,946	35,769,037	(2,803,637)	(101,189,916)
Shares redeemed	(5,512,092)	(140,068,741)	421,997	13,010,048

Net increase	2,448,396	82,982,933	8,398,060	307,032,287

Class B
Shares sold	10,307,553	271,234,552	24,966,750	845,635,009
Automatic conversion of Class B shares to Class A shares	(486,291)	(11,811,772)	(264,762)	(8,341,595)
Shares issued in reinvestment of distributions	2,302,597	63,597,707	(2,595,415)	(87,218,625)
Shares redeemed	(7,862,579)	(181,458,230)	547,714	15,675,575

Net increase	4,261,280	141,562,257	22,654,287	765,750,364

Class C
Shares sold	4,300,355	114,676,167	7,196,027	250,341,758
Shares issued in reinvestment of distributions	501,575	13,888,620	(391,105)	(12,976,594)
Shares redeemed	(2,581,874)	(60,532,980)	35,872	1,029,164

Net increase	2,220,056	68,031,807	6,840,794	238,394,328

Class I
Shares sold	291,148	8,502,912	494,781	17,988,359
Shares issued in reinvestment of distributions	34,643	1,052,112	(71,268)	(2,531,699)
Shares redeemed	(240,002)	(6,155,976)	5,911	183,260

Net increase	85,789	3,399,048	429,424	15,639,920

Net increase		$295,976,045		$1,326,816,899

Combined Notes to Financial Statements (continued)

Premier 20 Fund
			Year Ended September 30, 2001 (a)
			Shares	Amount

Class A
Shares sold			22,009,016	$173,971,558
Automatic conversion of Class B shares to Class A shares			631	3,997
Shares redeemed			(2,374,271)	(13,477,211)

Net increase			19,635,376	160,498,344

Class B
Shares sold			1,347,549	9,013,268
Automatic conversion of Class B shares to Class A shares			(635)	(3,997)
Shares redeemed			(116,528)	(670,928)

Net increase			1,230,386	8,338,343

Class C
Shares sold			469,088	3,344,535
Shares redeemed			(51,516)	(284,704)

Net increase			417,572	3,059,831

Class I
Shares sold			14,960	138,117
Shares redeemed			(109)	(592)

Net increase			14,851	137,525

Net increase				$172,034,043

(a)For the period rom October 31, 2000 (commencement of class operations) through September 30, 2001.

Small Company Growth Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	53,169,870	$280,758,747	29,942,462	$274,292,689
Automatic conversion of Class B shares to Class A shares	53,389	270,345	8,880,122	87,114,946
Shares issued in reinvestment of distributions	53,830,100	285,299,530	0	0
Shares redeemed	(47,276,383)	(251,212,860)	(43,829,534)	(415,104,100)

Net increase (decrease)	59,776,976	315,115,762	(5,006,950)	(53,696,465)

Class B
Shares sold	2,274,041	11,458,231	4,307,236	40,809,963
Automatic conversion of Class B shares to Class A shares	(53,389)	(270,345)	(9,017,535)	(87,114,946)
Shares issued in reinvestment of distributions	4,565,449	23,375,100	0	0
Shares redeemed	(4,027,759)	(20,201,088)	(4,132,177)	(37,946,211)

Net increase (decrease)	2,758,342	14,361,898	(8,842,476)	(84,251,194)

Class C
Shares sold	14,829,972	63,097,485	1,344,667	12,160,439
Shares issued in reinvestment of distributions	474,650	2,430,208	0	0
Shares redeemed	(14,866,688)	(63,754,058)	(869,077)	(7,405,200)

Net increase	437,934	1,773,635	475,590	4,755,239

Class I
Shares sold	519,480	3,428,904	1,557,852	14,516,341
Shares issued in reinvestment of distributions	349,519	1,876,920	0	0
Shares redeemed	(778,025)	(4,024,347)	(1,378,162)	(12,915,801)

Net increase	90,974	1,281,477	179,690	1,600,540

Net increase (decrease)		$332,532,772		($131,591,880)

Combined Notes to Financial Statements (continued)

Stock Selector Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	399,135	$4,935,987	537,369	$10,552,440
Automatic conversion of Class B shares to Class A shares	124	1,975	5,370	106,147
Shares issued in reinvestment of distributions	55,349	876,120	281,524	5,273,069
Shares redeemed	(489,225)	(7,205,090)	(572,865)	(11,203,038)

Net increase (decrease)	(34,617)	(1,391,008)	251,398	4,728,618

Class B
Shares sold	41,312	573,211	114,999	2,252,005
Automatic conversion of Class B shares to Class A shares	(128)	(1,975)	(5,472)	(106,147)
Shares issued in reinvestment of distributions	5,844	91,014	34,134	624,240
Shares redeemed	(33,556)	(472,824)	(106,698)	(2,053,825)

Net increase	13,472	189,426	36,963	716,273

Class C
Shares sold	1,276	17,629	17,817	354,149
Shares issued in reinvestment of distributions	883	13,997	3,889	71,126
Shares redeemed	(18,219)	(271,088)	(2,265)	(44,372)

Net increase (decrease)	(16,060)	(239,462)	19,441	380,903

Class I
Shares sold	11,138,381	164,537,612	4,189,575	78,066,848
Shares issued in reinvestment of distributions	1,682,600	26,570,692	4,386,089	83,744,663
Shares issued in acquisition of CoreStates Equity Fund	18,376,459	298,611,902	0	0
Shares issued in acquisition of Evergreen Select Diversified Value Fund	0	0	26,089,242	465,849,504
Shares issued in acquisition of Evergreen Select Large Cap Blend Fund	0	0	15,893,799	283,799,973
Shares redeemed	(22,276,228)	(331,143,917)	(14,503,968)	(278,125,983)

Net increase	8,921,212	158,576,289	36,054,737	633,335,005

Class IS
Shares sold	0	0	782	13,500
Shares issued in reinvestment of distributions	440	6,981	7	(33,126)
Shares issued in acquisition of Evergreen Select Diversified Value Fund	0	0	72,632	1,291,052
Shares issued in acquisition of Evergreen Select Large Cap Blend Fund	0	0	9,572	170,136
Shares redeemed	(2,520)	(38,874)	(1,860)	(33,350)

Net increase (decrease)	(2,080)	(31,893)	81,133	1,441,464

Net increase		$157,103,352		$640,602,263

Tax Strategic Equity Fund
	Year Ended September 30, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	84,466	$1,114,753	247,908	$3,898,035
Automatic conversion of Class B shares to Class A shares	10,757	147,391	19,041	310,164
Shares redeemed	(217,383)	(2,858,092)	(110,717)	(1,743,481)

Net increase (decrease)	(122,160)	(1,595,948)	156,232	2,464,718

Class B
Shares sold	241,480	3,258,494	425,927	6,586,354
Automatic conversion of Class B shares to Class A shares	(10,757)	(147,391)	(19,187)	(310,164)
Shares redeemed	(187,435)	(2,310,404)	(114,880)	(1,824,832)

Net increase	43,288	800,699	291,860	4,451,358

Class C
Shares sold	209,644	2,718,044	229,804	3,633,031
Shares redeemed	(122,087)	(1,568,700)	(60,032)	(948,538)
Net increase	87,557	1,149,344	169,772	2,684,493
Class I
Shares sold	416	5,600	3,351	53,310
Shares redeemed	(59,972)	(725,903)	(108,612)	(1,704,857)

Net decrease	(59,556)	(720,303)	(105,261)	(1,651,547)

Net increase (decrease)		($366,208)		$7,949,022

Combined Notes to Financial Statements (continued)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended September 30, 2001:
	Cost of Purchases	Proceeds from Sales
Aggressive Growth Fund	$692,603,378	$735,955,728
Capital Growth Fund	1,062,646,383	783,311,457
Evergreen Fund	1,883,367,828	2,083,969,065
Growth Fund	649,764,743	608,623,523
Large Company Growth Fund	1,467,184,360	1,610,638,041
Masters Fund	227,366,751	231,352,725
Omega Fund	3,867,158,007	3,730,211,212
Premier 20 Fund	467,477,771	301,989,690
Small Company Growth Fund	1,546,015,118	1,572,334,854
Stock Selector Fund	586,499,269	748,517,711
Tax Strategic Equity Fund	12,572,911	13,682,870

At September 30, 2001, the Stock Selector Fund had open futures contracts outstanding as follows:

Expiration	Contracts	Initial ContractAmount	Value at September 30,2001	Unrealized Gain
December 2001	26 S&P 500 Index	$6,658,807	$6,784,050	$125,243

The following Funds loaned securities during the year ended September 30, 2001 to certain brokers. At September 30, 2001, the value of securities on loan and the value of collateral (including accrued interest), in addition to the amount of income earned from securities lending during the year ended September 30, 2001 were as follows;

	Value of Securities on Loan	Value of Collateral	Securities Lending Income
Aggressive Growth Fund	$21,532,530	$21,728,418	$98,349
Capital Growth Fund	0	0	27,115
Evergreen Fund	9,393,266	9,575,400	76,670
Growth Fund	81,820,194	84,393,866	358,612
Large Company Growth Fund	45,353,016	45,860,656	218,348
Omega Fund	209,054,297	212,505,481	468,249
Premier 20 Fund	9,154,938	9,266,307	22,092
Small Company Growth Fund	86,974,621	97,116,385	567,481
Stock Selector Fund	23,462,428	23,702,514	87,008

On September 30, 2001, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Fund	$253,509,793	$13,204,120	$(17,483,175)	$(4,279,055)
Capital Growth Fund	651,803,594	52,836,902	(70,672,332)	(17,835,430)
Evergreen Fund	923,612,941	54,058,376	(77,621,750)	(23,563,374)
Growth Fund	573,938,875	67,381,797	(107,032,148)	(39,650,351)
Large Company Growth Fund	633,601,944	36,208,132	(56,846,172)	(20,638,040)
Masters Fund	269,651,251	13,665,065	(79,292,631)	(65,627,566)
Omega Fund	1,730,019,763	80,004,577	(139,535,378)	(59,530,801)
Premier 20 Fund	125,674,539	2,957,084	(13,474,861)	(10,517,777)
Small Company Growth Fund	744,949,361	106,467,560	(142,553,225)	(36,085,665)
Stock Selector Fund	916,823,373	131,385,430	(163,483,097)	(32,097,667)
Tax Strategic Equity Fund	18,713,723	1,817,413	(2,736,917)	(919,504)

Combined Notes to Financial Statements (continued)

As of September 30, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total	Expiration
		2008	2009
Aggressive Growth Fund	$3,200,375	$0	$3,200,375
Capital Growth Fund	4,453,811	0	4,453,811
Omega Fund	50,106,078	0	50,106,078
Small Company Growth Fund	34,606,000	0	34,606,000
Tax Strategic Equity Fund	837,331	547,361	289,970

Capital (currency) losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The following Funds have incurred and will elect to defer post October capital (currency) losses as follows:

	Capital	Currency
Aggressive Growth Fund	$100,771,624	$0
Capital Growth Fund	5,724,018	0
Evergreen Fund	81,452,379	0
Growth Fund	36,629,092	0
Large Company Growth Fund	148,583,747	91,265
Masters Fund	21,901,333	0
Omega Fund	620,148,872	0
Premier 20 Fund	55,507,255	0
Small Company Growth Fund	222,577,947	0
Stock Selector Fund	75,651,564	0
Tax Strategic Equity Fund	2,500,589	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian and brokerage/service arrangements with specific brokers, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:
	Expense Offset Arrangements	Brokerage Transactions	Total Expense Reductions	% of Average Net Assets
Aggressive Growth Fund	$15,550	$18,961	$34,511	0.01%
Capital Growth Fund	21,503	69,115	90,618	0.02%
Evergreen Fund	47,380	35,828	83,209	0.01%
Growth Fund	25,412	0	25,412	0.00%
Large Company Growth Fund	35,694	24,035	59,729	0.01%
Masters Fund	11,527	0	11,527	0.00%
Omega Fund	84,606	120,765	205,371	0.01%
Premier 20 Fund	2,832	0	2,832	0.00%
Small Company Growth Fund	43,710	66,267	109,977	0.01%
Stock Selector Fund	42,250	0	42,250	0.00%
Tax Strategic Equity Fund	841	467	1,308	0.01%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Combined Notes to Financial Statements (continued)

10. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

Below is a summary of the borrowing activity for each Fund that utilized the line of credit during the year ended September 30, 2001:

	Interest Expense	Interest Expense as a % of Average Daily NetAssets	Average Borrowings Outstanding	Interest Rate
Large Company Growth Fund	$1,045	0.00%	$19,181	5.39%
Stock Selector Fund	7,183	0.00%	91,225	7.79%

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopting these requirement will not have a material impact on the Funds’ financial statements.

Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen Aggressive Growth Fund, Evergreen Capital Growth Fund, Evergreen Fund, Evergreen Growth Fund, Evergreen Large Company Growth Fund, Evergreen Masters Fund, Evergreen Omega Fund, Evergreen Premier 20 Fund, Evergreen Small Company Growth Fund, Evergreen Stock Selector Fund and Evergreen Tax Strategic Equity Fund portfolios of the Evergreen Equity Trust, as of September 30, 2001, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of the Evergreen Aggressive Growth Fund, Evergreen Capital Growth Fund, Evergreen Fund, Evergreen Growth Fund, Evergreen Large Company Growth Fund, Evergreen Masters Fund, Evergreen Omega Fund, Evergreen Premier 20 Fund, Evergreen Small Company Growth Fund, Evergreen Stock Selector Fund and Evergreen Tax Strategic Equity Fund as of September 30, 2001 and the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 2, 2001

Additional Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On May 18, 2001, a Special Meeting of Shareholders for the Capital Growth Fund was held to consider a number of proposals. On March 30, 2001, the record date of the meeting, the net assets eligible to be voted were $578,403,855. The net assets voted and percentage of net assets voted were as follows.

Net assets voted	Percentage of net assets voted
$535,990,179	92.667%

1. To approve a new investment advisory agreement between the Capital Growth Fund and Evergreen Investment Management Company, LLC.

	Net assets voted	Percentage of net assets voted
Affirmative	524,381,280	90.660%
Against	4,538,024	0.785%
Abstain	7,070,875	1.222%
Total	535,990,179	92.667%

2. To approve a new investment sub-advisory agreement between Evergreen Investment Management Company, LLC and Pilgrim Baxter Value Investors, Inc. with respect to your Fund.

	Net assets voted	Percentage of net assets voted
Affirmative	522,177,230	90.279%
Against	6,225,429	1.076%
Abstain	7,587,520	1.312%
Total	535,990,179	92.667%

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

	Net assets voted	Percentage of net assets voted
Affirmative	520,714,385	90.026%
Against	5,328,013	0.921%
Abstain	9,947,781	1.720%
Total	535,990,179	92.667%

Additional Information (Unaudited)

Federal Tax Distributions

Pursuant to Section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended September 30, 2001:

	Aggregate	Per Share
Aggressive Growth Fund	$96,991,210	$7.504
Capital Growth Fund	29,735,166	1.661
Evergreen Fund	19,516,133	0.210
Growth Fund	68,359,068	2.371
Large Company Growth Fund	190,934,633	2.102
Masters Fund	12,708,054	0.485
Omega Fund	118,710,101	1.635
Small Company Growth Fund	201,966,133	1.824
Stock Selector Fund	31,760,022	0.520

For corporate shareholders, the following percentages of ordinary income dividends paid during the fiscal year ended September 30, 2001 qualified for the dividends received deduction:

Aggressive Growth Fund	1.27%
Capital Growth Fund	35.84%
Growth Fund	2.35%
Large Company Growth Fund	15.70%
Masters Fund	4.80%
Stock Selector Fund	25.01%

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Evergreen Funds

Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Institutional 100% Treasury Money Market Fund
Cash Management Money Market Fund
Cash Management Treasury Money Market Fund

Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund
Intermediate Term Municipal Bond Fund

Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Core Equity Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Secular Growth Fund
Select Small Cap Growth Fund
Select Strategic Growth Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

540979 11/2001

Express Line
800.346.3858

Investor Services
800.343.2898

www.EvergreenInvestments.com

2000 Dalbar Mutual Fund Service Award Recipient: The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to those firms that exceed industry norms in key service areas. Evergreen was measured against 66 mutual fund service providers.

200 Berkeley Street
Boston, MA 02116